UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05970

Cash Account Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	4/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

This N-CSRS filing contains the semiannual reports relating to the classes of the following series of the registrant:

•	Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio — Service Shares
•	Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio – Capital Assets Funds Shares and Capital Assets Funds Preferred Shares
•	Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio — Davidson Cash Equivalent Shares and Davidson Cash Equivalent Plus Shares
•	Money Market Portfolio — Premium Reserve Money Market Shares
•	Government & Agency Securities Portfolio — DWS Government Cash Institutional Shares and Government Cash Managed Shares
•	Government & Agency Securities Portfolio — DWS Government & Agency Money Fund
•	Tax-Exempt Portfolio — DWS Tax-Exempt Cash Institutional Shares and Tax-Exempt Cash Managed Shares
•	Tax-Exempt Portfolio — DWS Tax-Exempt Money Fund
•	Tax-Exempt Portfolio — DWS Tax-Free Money Fund Class S
•	Tax-Exempt Portfolio — Tax-Free Investment Class

ANNUAL REPORT TO SHAREHOLDERS

Cash Account Trust

Service Shares

Money Market Portfolio

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

April 30, 2011

Contents
3 Portfolio Management Review
7 Information About Each Fund's Expenses
DWS Money Market Portfolio
9 Portfolio Summary
10 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
23 Financial Highlights
DWS Government & Agency Securities Portfolio
24 Portfolio Summary
25 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
DWS Tax-Exempt Portfolio
35 Portfolio Summary
36 Investment Portfolio
48 Statement of Assets and Liabilities
50 Statement of Operations
51 Statement of Changes in Net Assets
53 Financial Highlights
54 Notes to Financial Statements
71 Report of Independent Registered Public Accounting Firm
72 Tax Information
73 Summary of Management Fee Evaluation by Independent Fee Consultant
77 Summary of Administrative Fee Evaluation by Independent Fee Consultant
78 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the funds may have a significant adverse effect on the share prices of all classes of shares of the funds. See the prospectus for specific details regarding the funds' risk profile.

The funds' policies and procedures for voting proxies for portfolio securities and information about how the funds voted proxies related to their portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the funds' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the funds' most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the funds during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

For the Money Market Portfolio, with yields trending lower through most of the period, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high-quality and liquidity purposes. We also maintained a conservative average maturity, with portfolio assets broadly diversified among a number of sectors, including banks, asset-backed securities, commercial paper and sovereign debt.4,5 Toward the end of the period, we permitted the fund's average maturity to shorten, as we believed that money market yields could move up if Congress again raises the US debt ceiling.

For the Government & Agency Securities Portfolio, we maintained an increased focus on overnight repurchase agreements and one- to three-month government and agency securities, as we believe that there was not a great deal of value in longer-maturity issues during the period ending April 30, 2011.6

For the Tax-Exempt Portfolio, in light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period ending April 30, 2011, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)7 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the funds.

Negative Contributors to Fund Performance

For all three funds, the types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost each fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the funds.8 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the funds' risk profile.

	7-Day Current Yield
Money Market Portfolio — Service Shares	0.01	%*
Government & Agency Securities Portfolio — Service Shares	0.01	%*
Tax-Exempt Portfolio — Service Shares	0.01	%*
(Equivalent Taxable Yield)	0.02	%**
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the funds over a 7-day period expressed as an annual percentage rate of the funds' shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield of the Money Market Portfolio — Service Shares, the Government & Agency Securities Portfolio — Service Shares and the Tax-Exempt Portfolio — Service Shares would have been -0.82%, -0.84% and -0.70%, respectively, as of April 30, 2011.
** The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 Asset-backed securities are securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. Commercial paper is an unsecured, short-term debt instrument issued by a corporation, typically for the financing of accounts receivable, inventories and meeting short-term liabilities. Maturities on commercial paper rarely range any longer than 270 days. The debt is usually issued at a discount, reflecting prevailing market interest rates. Sovereign debt is bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth.

6 Overnight repurchase agreements — a form of short-term borrowing whereby a government security is sold on an overnight basis and purchased back the next day.

7 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

8 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Each Fund's Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Funds limited these expenses; had they not done so, expenses would have been higher for the Service Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate each Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Service Shares
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.08	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.64	$.89	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,023.16	$1,023.90	$1,023.16
Expenses Paid per $1,000*	$1.66	$.90	$1.66

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Service Shares	.33%	.18%	.33%

For more information, please refer to each Fund's prospectus.

Portfolio Summary

Money Market Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Commercial Paper	34%	38%
Short-Term Notes	17%	26%
Repurchase Agreements	16%	12%
Certificates of Deposit and Bank Notes	16%	13%
Government & Agency Obligations	14%	10%
Time Deposits	3%	—
Supranational	—	1%
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Money Market Portfolio	48 days	41 days
iMoneyNet First Tier Retail Money Fund Average*	40 days	46 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 10-17. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Money Market Portfolio
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.8%
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	6,500,000	6,828,336
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	25,000,000	25,000,000
BNP Paribas:
0.35%, 8/8/2011	20,000,000	20,000,000
0.45%, 7/25/2011	7,000,000	6,999,834
0.55%, 5/13/2011	7,000,000	7,000,093
Credit Agricole SA, 0.3%, 8/4/2011	12,000,000	12,000,000
Dexia Credit Local:
0.24%, 5/3/2011	23,437,000	23,437,000
144A, 2.375%, 9/23/2011	8,000,000	8,055,854
International Finance Corp., 3.0%, 11/15/2011	6,000,000	6,084,144
KBC Bank NV, 0.3%, 5/6/2011	6,500,000	6,500,000
Landesbank Hessen-Thueringen Girozentrale:
0.2%, 5/12/2011	3,000,000	3,000,000
0.2%, 5/20/2011	6,000,000	6,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.33%, 5/20/2011	8,500,000	8,500,000
Mizuho Corporate Bank Ltd., 0.31%, 5/3/2011	12,000,000	12,000,000
Natixis, 0.22%, 6/24/2011	20,000,000	20,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	10,000,000	10,078,955
Nordea Bank Finland PLC:
0.27%, 6/28/2011	12,000,000	12,000,000
0.28%, 7/5/2011	25,000,000	25,000,226
0.44%, 6/30/2011	10,000,000	10,000,498
0.67%, 7/20/2011	15,000,000	15,008,950
Skandinaviska Enskilda Banken AB:
0.24%, 6/20/2011	25,000,000	25,000,000
0.25%, 6/10/2011	6,000,000	6,000,000
0.26%, 6/3/2011	15,000,000	15,000,000
0.26%, 6/6/2011	15,000,000	15,000,000
0.31%, 5/27/2011	18,000,000	18,000,000
Societe Generale:
0.2%, 7/5/2011	6,000,000	6,000,000
0.35%, 5/16/2011	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp.:
0.28%, 6/1/2011	28,000,000	28,000,000
0.3%, 5/3/2011	6,000,000	6,000,000
Svenska Handelsbanken AB:
0.24%, 7/6/2011	20,500,000	20,500,000
0.275%, 6/23/2011	15,000,000	15,000,055
Total Certificates of Deposit and Bank Notes (Cost $409,993,945)		409,993,945

Commercial Paper 34.6%
Issued at Discount**
Abbey National North America LLC, 0.3%, 6/27/2011	6,500,000	6,496,912
Alpine Securitization, 144A, 0.16%, 6/2/2011	40,000,000	39,994,311
Argento Variable Funding:
144A, 0.31%, 6/20/2011	15,000,000	14,993,542
144A, 0.319%, 5/3/2011	6,500,000	6,499,884
Atlantis One Funding Corp., 144A, 0.19%, 5/5/2011	25,000,000	24,999,472
Barclays Bank PLC, 0.31%, 5/26/2011	12,500,000	12,497,309
BPCE SA, 0.27%, 7/26/2011	9,000,000	8,994,195
Caisse d'Amortissement de la Dette Sociale:
0.22%, 8/5/2011	12,000,000	11,992,960
0.25%, 7/25/2011	18,000,000	17,989,375
0.27%, 5/31/2011	16,620,000	16,616,261
0.28%, 6/1/2011	12,800,000	12,796,914
0.29%, 5/31/2011	15,000,000	14,996,375
Chariot Funding LLC, 144A, 0.16%, 5/20/2011	20,000,000	19,998,311
Comcast Corp., 0.31%, 5/6/2011	10,000,000	9,999,569
Eksportfinans ASA, 0.15%, 5/5/2011	37,500,000	37,499,375
ENI Coordination Center SA, 0.3%, 5/26/2011	12,500,000	12,497,396
Google, Inc., 0.4%, 9/16/2011	8,000,000	7,987,733
Grampian Funding LLC:
144A, 0.26%, 7/14/2011	10,000,000	9,994,656
144A, 0.26%, 7/19/2011	3,000,000	2,998,288
144A, 0.27%, 7/8/2011	12,000,000	11,993,880
144A, 0.27%, 7/11/2011	25,000,000	24,986,688
144A, 0.28%, 7/7/2011	10,000,000	9,994,789
144A, 0.28%, 7/8/2011	13,000,000	12,993,124
Johnson & Johnson:
144A, 0.18%, 6/3/2011	12,850,000	12,847,880
144A, 0.19%, 8/22/2011	15,000,000	14,991,054
Kells Funding LLC:
144A, 0.33%, 5/9/2011	6,000,000	5,999,560
144A, 0.35%, 5/18/2011	3,000,000	2,999,504
144A, 0.35%, 6/6/2011	6,000,000	5,997,900
144A, 0.36%, 5/17/2011	18,000,000	17,997,120
144A, 0.37%, 6/17/2011	15,000,000	14,992,754
144A, 0.38%, 6/17/2011	12,000,000	11,994,047
144A, 0.39%, 7/5/2011	10,000,000	9,992,958
144A, 0.39%, 9/6/2011	13,750,000	13,730,933
144A, 0.4%, 7/1/2011	8,000,000	7,994,578
LMA Americas LLC, 144A, 0.17%, 5/9/2011	6,000,000	5,999,773
Market Street Funding LLC, 144A, 0.27%, 5/16/2011	12,419,000	12,417,603
Natixis Commercial Paper Corp., 0.3%, 7/12/2011	12,500,000	12,492,500
Nieuw Amsterdam Receivables Corp.:
144A, 0.24%, 6/2/2011	13,500,000	13,497,120
144A, 0.25%, 5/6/2011	12,000,000	11,999,583
NRW.Bank:
0.19%, 6/28/2011	13,500,000	13,495,868
0.22%, 7/14/2011	6,000,000	5,997,287
0.275%, 6/10/2011	8,000,000	7,997,556
0.3%, 5/2/2011	12,000,000	11,999,900
0.3%, 5/3/2011	30,000,000	29,999,500
0.3%, 5/23/2011	12,500,000	12,497,708
Procter & Gamble Co., 0.19%, 6/3/2011	16,513,000	16,510,124
Regency Markets No. 1 LLC, 144A, 0.19%, 5/25/2011	26,000,000	25,996,707
Romulus Funding Corp., 144A, 0.3%, 5/24/2011	3,000,000	2,999,425
Sanofi-Aventis SA, 0.3%, 8/15/2011	12,500,000	12,488,958
SBAB Bank AB:
144A, 0.35%, 7/19/2011	6,000,000	5,995,392
144A, 0.37%, 7/13/2011	12,500,000	12,490,622
144A, 0.39%, 6/9/2011	12,000,000	11,994,930
144A, 0.39%, 7/5/2011	12,500,000	12,491,198
144A, 0.4%, 6/23/2011	6,000,000	5,996,467
Scaldis Capital LLC:
0.32%, 5/20/2011	5,000,000	4,999,156
0.32%, 6/2/2011	9,000,000	8,997,440
Shell International Finance BV, 0.4%, 5/2/2011	5,000,000	4,999,944
Skandinaviska Enskilda Banken AB, 0.3%, 5/6/2011	15,000,000	14,999,375
Standard Chartered Bank, 0.29%, 5/24/2011	20,000,000	19,996,294
Straight-A Funding LLC, 144A, 0.25%, 5/2/2011	15,000,000	14,999,896
Svenska Handelsbanken AB, 0.28%, 5/18/2011	6,000,000	5,999,207
Swedbank AB:
0.26%, 7/27/2011	12,000,000	11,992,460
0.27%, 7/11/2011	10,000,000	9,994,675
0.27%, 7/26/2011	10,000,000	9,993,550
0.285%, 5/23/2011	12,000,000	11,997,910
0.3%, 5/13/2011	28,000,000	27,997,200
0.34%, 7/5/2011	20,000,000	19,987,722
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	12,500,000	12,485,253
Total Commercial Paper (Cost $894,147,910)		894,147,910

Short-Term Notes* 17.7%
Abbey National Treasury Services PLC:
0.38%, 4/16/2012	18,000,000	18,000,000
0.49%, 11/2/2011	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.33%, 1/20/2012	12,500,000	12,500,000
Bank of Nova Scotia:
0.22%, 8/25/2011	16,500,000	16,500,000
0.27%, 9/12/2011	7,000,000	7,000,000
0.35%, 12/8/2011	8,000,000	8,000,000
Barclays Bank PLC, 0.533%, 7/19/2011	15,000,000	15,000,000
BNP Paribas, 0.492%, 8/22/2011	25,000,000	25,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	26,000,000	25,996,945
Canadian Imperial Bank of Commerce:
0.18%, 5/12/2011	20,000,000	20,000,000
0.292%, 4/26/2012	21,600,000	21,600,000
Commonwealth Bank of Australia, 144A, 0.331%, 2/3/2012	12,000,000	12,000,000
Credit Suisse, 0.19%, 6/3/2011	12,000,000	12,000,000
JPMorgan Chase Bank NA, 0.211%, 5/31/2011	11,500,000	11,500,000
Kells Funding LLC:
144A, 0.318%, 8/15/2011	12,500,000	12,500,000
144A, 0.342%, 2/24/2012	13,750,000	13,750,000
144A, 0.383%, 12/1/2011	10,000,000	10,000,000
National Australia Bank Ltd.:
0.261%, 10/5/2011	12,500,000	12,500,000
0.291%, 6/10/2011	15,000,000	15,000,000
Nordea Bank Finland PLC:
0.56%, 2/3/2012	3,000,000	3,004,662
0.574%, 10/20/2011	12,500,000	12,517,260
0.58%, 10/14/2011	10,000,000	10,013,284
Rabobank Nederland NV:
0.263%, 5/13/2011	14,000,000	14,000,001
0.307%, 4/24/2012	7,750,000	7,749,616
0.311%, 1/10/2012	8,000,000	8,000,000
144A, 0.384%, 3/16/2012	12,000,000	12,000,000
144A, 0.458%, 9/28/2011	6,000,000	6,003,687
Royal Bank of Canada, 0.31%, 8/12/2011	11,300,000	11,300,000
Societe Generale, 0.32%, 5/19/2011	24,000,000	24,000,000
Westpac Banking Corp.:
0.27%, 10/12/2011	16,000,000	16,000,000
0.293%, 6/1/2011	8,000,000	8,000,000
0.321%, 5/9/2012	17,000,000	17,000,000
144A, 0.323%, 10/28/2011	12,000,000	12,001,367
0.36%, 1/10/2012	14,000,000	14,000,000
Total Short-Term Notes (Cost $456,936,822)		456,936,822

Government & Agency Obligations 13.9%
Foreign Government Obligations 0.5%
Kingdom of Denmark, 2.75%, 11/15/2011	11,500,000	11,643,626
Other Government Related (a) 1.6%
European Investment Bank:
0.24%, 6/28/2011	13,000,000	12,994,973
2.625%, 5/16/2011	7,000,000	7,006,628
2.625%, 11/15/2011	22,000,000	22,267,637
		42,269,238
US Government Sponsored Agencies 5.5%
Federal Farm Credit Bank:
0.223%*, 11/2/2011	12,250,000	12,249,690
0.259%**, 10/20/2011	5,000,000	4,993,789
0.259%**, 4/4/2012	5,000,000	4,987,758
0.319%**, 12/16/2011	10,200,000	10,179,237
Federal Home Loan Bank:
0.24%, 10/28/2011	14,000,000	13,995,584
0.25%, 10/28/2011	14,000,000	13,999,429
0.268%**, 9/12/2011	10,000,000	9,989,950
0.54%, 5/24/2011	4,400,000	4,400,022
1.0%, 12/28/2011	10,000,000	10,053,762
Federal National Mortgage Association:
0.113%*, 7/27/2011	12,500,000	12,498,033
0.159%**, 11/21/2011	15,000,000	14,986,400
0.182%**, 6/16/2011	12,500,000	12,497,045
4.68%, 6/15/2011	7,000,000	7,038,043
5.375%, 11/15/2011	10,000,000	10,280,209
		142,148,951
US Treasury Obligations 6.3%
US Treasury Bills:
0.155%**, 7/28/2011	996,000	995,623
0.16%**, 9/1/2011	12,500,000	12,493,167
US Treasury Notes:
0.875%, 5/31/2011	39,500,000	39,518,687
0.875%, 1/31/2012	13,500,000	13,567,775
1.0%, 9/30/2011	37,000,000	37,117,154
4.5%, 11/30/2011	7,000,000	7,170,545
4.625%, 8/31/2011	27,500,000	27,899,749
4.625%, 10/31/2011	17,000,000	17,369,535
5.125%, 6/30/2011	7,500,000	7,560,710
		163,692,945
Total Government & Agency Obligations (Cost $359,754,760)		359,754,760

Time Deposits 2.6%
Citibank NA, 0.13%, 5/5/2011	58,000,000	58,000,000
National Australia Bank Ltd., 0.08%, 5/2/2011	9,315,483	9,315,483
Total Time Deposits (Cost $67,315,483)		67,315,483

Municipal Bonds and Notes 0.2%
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.32%***, 10/1/2037, LOC: Branch Banking & Trust (Cost $4,085,000)	4,085,000	4,085,000

Repurchase Agreements 16.2%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $5,000,012 on 5/2/2011 (b)	5,000,000	5,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $39,285,813 on 5/2/2011 (c)	39,285,715	39,285,715
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $124,000,413 on 5/2/2011 (d)	124,000,000	124,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $64,281,482 on 5/2/2011 (e)	64,281,428	64,281,428
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $23,000,077 on 5/2/2011 (f)	23,000,000	23,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $15,000,062 on 5/2/2011 (g)	15,000,000	15,000,000
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $142,000,473 on 5/2/2011 (h)	142,000,000	142,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $6,000,025 on 5/2/2011 (i)	6,000,000	6,000,000
Total Repurchase Agreements (Cost $418,567,143)		418,567,143

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,610,801,063)+	101.0	2,610,801,063
Other Assets and Liabilities, Net	(1.0)	(24,871,551)
Net Assets	100.0	2,585,929,512

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

+ The cost for federal income tax purposes was $2,610,801,063.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $5,100,300 US Treasury Bill, maturing on 7/7/2011 with a value of $5,100,045.

(c) Collateralized by $41,890,600 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $40,071,491.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,000,000	Federal Home Loan Bank	3.125	3/11/2016	30,474,263
91,202,000	Federal National Mortgage Association	2.625	11/20/2014	96,010,512
Total Collateral Value				126,484,775

(e) Collateralized by $87,016,788 US Treasury STRIPS, with various maturity dates of 5/15/2019-8/15/2020 with a value of $65,568,029.

(f) Collateralized by $23,827,802 Federal Home Loan Mortgage Corp., with various coupon rates from 2.0-2.75%, with various maturity dates of 11/15/2038-9/15/2040 with a value of $23,464,662.

(g) Collateralized by $14,787,810 Federal Home Loan Mortgage Corp., 3.295%, maturing on 1/1/2041 with a value of $15,300,001.

(h) Collateralized by $138,402,899 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 8/1/2038-4/1/2041 with a value of $144,840,000.

(i) Collateralized by $7,977,887 Federal National Mortgage Association — Principal Only, with various maturity dates of 3/25/2036-5/25/2040 with a value of $6,120,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying morgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (j)	$—	$2,192,233,920	$—	$2,192,233,920
Repurchase Agreements	—	418,567,143	—	418,567,143
Total	$—	$2,610,801,063	$—	$2,610,801,063

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(j) See Investment Portfolio for additional categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Money Market Portfolio
Investments: Investments in securities, valued at amortized cost	$2,192,233,920
Repurchase agreements, valued at amortized cost	418,567,143
Total investments, valued at amortized cost	2,610,801,063
Cash	2,856
Receivable for Fund shares sold	3,963
Interest receivable	2,616,479
Due from Advisor	16,735
Other assets	93,812
Total assets	2,613,534,908
Liabilities
Payable for investments purchased	25,996,945
Payable for Fund shares redeemed	22,024
Accrued management fee	322,306
Other accrued expenses and payables	1,264,121
Total liabilities	27,605,396
Net assets, at value	$2,585,929,512
Net Assets Consist of
Undistributed net investment income	39,083
Paid-in capital	2,585,890,429
Net assets, at value	$2,585,929,512

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Money Market Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($845,877,944 ÷ 845,573,745 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Capital Assets Funds Preferred Shares Net Asset Value, offering and redemption price per share ($4,717,958 ÷ 4,716,261 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($13,123,785 ÷ 13,119,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($1,311,279 ÷ 1,310,807 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Premium Reserve Money Market Shares Net Asset Value, offering and redemption price per share ($61,599,618 ÷ 61,577,466 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($1,659,298,928 ÷ 1,658,702,190 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Money Market Portfolio
Income: Interest	$8,798,068
Expenses: Management fee	3,881,269
Services to shareholders	6,076,379
Custodian fee	74,890
Distribution and service fees	14,110,025
Professional fees	138,516
Trustees' fees and expenses	77,791
Reports to shareholders	320,727
Registration fees	165,621
Other	109,278
Total expenses before expense reductions	24,954,496
Expense reductions	(16,494,317)
Total expenses after expense reductions	8,460,179
Net investment income	337,889
Net realized gain (loss) from investments	46,708
Net increase (decrease) in net assets resulting from operations	$384,597

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Money Market Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$337,889	$1,401,172
Net realized gain (loss)	46,708	163,092
Net increase in net assets resulting from operations	384,597	1,564,264
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(187,975)	(325,020)
Capital Assets Funds Preferred Shares	(13,299)	(22,211)
Davidson Cash Equivalent Shares	(1,869)	(2,135)
Davidson Cash Equivalent Plus Shares	(221)	(304)
Institutional Money Market Shares	—	(739,919)
Institutional Select Money Market Shares	—	(18)
Premier Money Market Shares	(5,042)	(80,727)
Premium Reserve Money Market Shares	(7,826)	(119,850)
Service Shares	(183,668)	(110,887)
Net realized gains: Capital Assets Funds Shares	—	(185,696)
Capital Assets Funds Preferred Shares	—	(11,952)
Davidson Cash Equivalent Shares	—	(4,764)
Davidson Cash Equivalent Plus Shares	—	(692)
Institutional Money Market Shares	—	(48,898)
Institutional Select Money Market Shares	—	(1)
Premier Money Market Shares	—	(232,203)
Premium Reserve Money Market Shares	—	(48,826)
Service Shares	—	(238,491)
Total distributions	(399,900)	(2,172,594)
Fund share transactions: Proceeds from shares sold	2,807,221,339	3,753,564,969
Reinvestment of distributions	395,534	2,086,161
Cost of shares redeemed	(2,616,619,588)	(6,446,352,321)
Net increase (decrease) in net assets from Fund share transactions	190,997,285	(2,690,701,191)
Increase (decrease) in net assets	190,981,982	(2,691,309,521)
Net assets at beginning of period	2,394,947,530	5,086,257,051
Net assets at end of period (including undistributed net investment income of $39,083 and $54,386, respectively)	$2,585,929,512	$2,394,947,530

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Money Market Portfolio Service Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.012	.038	.043
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.012	.038	.043
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.012)	(.038)	(.043)
Net realized gains	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.012)	(.038)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.03		1.21	3.91	4.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,659		1,236		1,136	1,249	1,097
Ratio of expenses before expense reductions (%)	1.05		1.06		1.06	1.06	1.08
Ratio of expenses after expense reductions (%)	.35		.44		1.00	1.02	1.00
Ratio of net investment income (%)	.01		.01		1.16	3.79	4.28
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Portfolio Summary

Government & Agency Securities Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Government & Agency Obligations	50%	85%
Repurchase Agreements	48%	15%
Commercial Paper	2%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Government & Agency Securities Portfolio	49 days	52 days
iMoneyNet Government & Agencies Retail Money Fund Average*	38 days	45 days

* The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 25-29. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Government & Agency Securities Portfolio
	Principal Amount ($)	Value ($)

Commercial Paper 1.8%
Issued at Discount
Straight-A Funding LLC:
144A, 0.15%, 5/11/2011	20,000,000	19,999,167
144A, 0.2%, 7/5/2011	80,000,000	79,971,111
Total Commercial Paper (Cost $99,970,278)		99,970,278

Government & Agency Obligations 51.6%
US Government Sponsored Agencies 45.9%
Federal Farm Credit Bank:
0.119%**, 5/18/2012	165,000,000	164,991,321
0.12%**, 1/12/2012	100,000,000	100,001,775
0.129%*, 9/9/2011	25,000,000	24,988,174
0.134%**, 7/15/2011	85,000,000	84,999,308
0.164%*, 5/24/2011	50,000,000	49,994,569
0.208%*, 8/3/2011	43,500,000	43,476,148
0.259%*, 10/20/2011	34,500,000	34,457,143
0.259%*, 4/4/2012	12,500,000	12,469,396
0.269%*, 3/23/2012	25,000,000	24,938,688
0.319%*, 12/16/2011	28,000,000	27,943,004
0.319%*, 1/12/2012	33,000,000	32,924,907
Federal Home Loan Bank:
0.018%*, 5/2/2011	12,737,000	12,737,000
0.064%*, 7/20/2011	100,000,000	99,985,556
0.068%*, 5/27/2011	50,000,000	49,997,472
0.076%*, 5/18/2011	55,000,000	54,997,922
0.089%*, 9/6/2011	50,000,000	49,984,000
0.149%*, 8/12/2011	7,500,000	7,496,781
0.149%*, 8/17/2011	12,207,000	12,201,507
0.17%**, 1/18/2012	22,000,000	22,006,379
0.183%**, 9/26/2011	12,500,000	12,499,749
0.24%, 10/28/2011	36,275,000	36,266,384
0.248%*, 8/22/2011	5,000,000	4,996,076
0.268%*, 9/12/2011	15,900,000	15,884,021
0.3%, 12/27/2011	75,000,000	75,022,455
0.76%, 7/19/2011	15,000,000	15,017,910
1.0%, 12/28/2011	13,460,000	13,532,363
5.375%, 8/19/2011	14,900,000	15,129,895
Federal Home Loan Mortgage Corp.:
0.028%*, 5/19/2011	15,000,000	14,999,775
0.08%**, 11/9/2011	75,000,000	74,967,946
0.14%**, 11/10/2011	200,000,000	200,000,000
0.149%*, 7/27/2011	85,000,000	84,969,188
0.164%*, 9/1/2011	8,935,000	8,929,963
0.167%*, 6/13/2011	27,061,000	27,055,505
0.193%*, 7/25/2011	34,494,000	34,478,118
0.198%*, 7/12/2011	100,000,000	99,960,000
Federal National Mortgage Association:
0.059%*, 6/13/2011	75,000,000	74,994,625
0.079%*, 7/21/2011	100,000,000	99,982,000
0.099%*, 8/8/2011	32,500,000	32,491,063
0.113%**, 7/27/2011	190,000,000	189,983,791
0.119%*, 8/22/2011	25,000,000	24,990,583
0.119%*, 9/13/2011	100,000,000	99,955,000
0.129%*, 9/26/2011	65,000,000	64,965,261
0.159%*, 11/21/2011	100,000,000	99,909,333
0.174%**, 9/19/2011	30,000,000	29,999,404
0.178%*, 7/20/2011	44,000,000	43,982,400
0.178%*, 7/27/2011	51,659,000	51,636,528
0.182%*, 6/16/2011	35,000,000	34,991,726
5.0%, 10/15/2011	50,000,000	51,082,031
5.375%, 11/15/2011	16,040,000	16,489,455
		2,559,753,598
US Treasury Obligations 5.7%
US Treasury Bill, 0.16%*, 9/1/2011	17,500,000	17,490,433
US Treasury Notes:
0.875%, 5/31/2011	25,000,000	25,014,282
1.0%, 9/30/2011	84,500,000	84,768,848
1.75%, 11/15/2011	50,000,000	50,394,064
4.625%, 8/31/2011	43,500,000	44,134,573
4.625%, 10/31/2011	45,000,000	45,986,196
5.125%, 6/30/2011	50,000,000	50,404,731
		318,193,127
Total Government & Agency Obligations (Cost $2,877,946,725)		2,877,946,725

Repurchase Agreements 49.5%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $215,000,538 on 5/2/2011 (a)	215,000,000	215,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $42,428,677 on 5/2/2011 (b)	42,428,571	42,428,571
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $704,002,347 on 5/2/2011 (c)	704,000,000	704,000,000
Citigroup, Inc., 0.03%, dated 4/29/2011, to be repurchased at $22,000,055 on 5/2/2011 (d)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $432,619,312 on 5/2/2011 (e)	432,618,951	432,618,951
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $233,000,743 on 5/2/2011 (f)	223,000,000	223,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $123,927,019 on 5/2/2011 (g)	123,926,503	123,926,503
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $252,000,840 on 5/2/2011 (h)	252,000,000	252,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $441,001,838 on 5/2/2011 (i)	441,000,000	441,000,000
The Goldman Sachs & Co., 0.06%, dated 4/28/2011, to be repurchased at $300,003,500 on 5/5/2011 (j)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,755,974,025)		2,755,974,025

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,733,891,028)+	102.9	5,733,891,028
Other Assets and Liabilities, Net	(2.9)	(162,027,136)
Net Assets	100.0	5,571,863,892

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $5,733,891,028.

(a) Collateralized by $207,105,300 US Treasury Note, 3.125%, maturing on 9/30/2013 with a value of $219,300,094.

(b) Collateralized by $45,241,800 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $43,277,165.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
522,522,000	Federal Home Loan Mortgage Corp.	1.65-5.5	4/28/2014- 4/8/2030	546,732,677
161,294,000	Federal National Mortgage Association	3.25-4.75	2/21/2013- 4/9/2013	171,348,112
Total Collateral Value				718,080,789

(d) Collateralized by $22,443,000 Federal Home Loan Bank, maturing on 7/29/2011 with a value of $22,440,082.

(e) Collateralized by $531,439,126 US Treasury STRIPS, maturing on 11/15/2013-2/15/2020 with a value of $441,272,531.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
185,181,947	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	7/15/2015- 8/15/2039	192,999,725
54,470,688	Federal Home Loan Mortgage Corp. — Interest only	5.281	1/15/2039	5,749,091
7,680,197	Federal Home Loan Mortgage Corp. — Principal only	Zero Coupon	11/15/2036- 5/15/2037	6,713,414
23,268,926	Federal National Mortgage Association	0.513-6.47	2/25/2029- 6/25/2037	22,905,889
Total Collateral Value				228,368,119

(g) Collateralized by $124,768,369 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-4.5%, with various maturity dates of 3/1/2039-12/1/2040 with a value of $126,405,034.

(h) Collateralized by $242,597,416 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 3/1/2038-4/1/2041 with a value of $257,040,001.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,370,889	Federal Home Loan Mortgage Corp.	4.0-5.5	4/15/2040- 4/15/2041	21,981,083
491,792,871	Federal Home Loan Mortgage Corp. — Interest only	5.781-6.431	9/15/2033- 11/15/2038	77,032,731
210,576,230	Federal National Mortgage Association	Zero Coupon — 5.5	6/25/2021- 3/25/2041	213,820,002
914,052,013	Federal National Mortgage Association — Interest only	5.787-6.266	6/25/2038- 1/25/2041	136,986,185
Total Collateral Value				449,820,001

(j) Collateralized by $295,084,262 Federal National Mortgage Association, with various coupon rates from 3.5-4.5%, with various maturity dates of 10/25/2039-2/25/2041 with a value of $306,000,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (k)	$—	$2,977,917,003	$—	$2,977,917,003
Repurchase Agreements	—	2,755,974,025	—	2,755,974,025
Total	$—	$5,733,891,028	$—	$5,733,891,028

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$2,977,917,003
Repurchase agreements, valued at amortized cost	2,755,974,025
Total investments, valued at amortized cost	5,733,891,028
Receivable for Fund shares sold	142,451
Interest receivable	3,670,502
Due from Advisor	136,428
Other assets	95,442
Total assets	5,737,935,851
Liabilities
Payable for investments purchased	164,991,321
Payable for Fund shares redeemed	126,472
Distributions payable	106,265
Accrued management fee	99,239
Other accrued expenses and payables	748,662
Total liabilities	166,071,959
Net assets, at value	$5,571,863,892
Net Assets Consist of
Undistributed net investment income	201,484
Accumulated net realized gain (loss)	(602,497)
Paid-in capital	5,572,264,905
Net assets, at value	$5,571,863,892

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Government & Agency Securities Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($284,348,907 ÷ 284,368,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($19,057,230 ÷ 19,058,540 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($33,261,953 ÷ 33,264,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government & Agency Money Fund Net Asset Value, offering and redemption price per share ($170,093,183 ÷ 170,104,883 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government Cash Institutional Shares Net Asset Value, offering and redemption price per share ($4,771,880,106 ÷ 4,772,208,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Government Cash Managed Shares Net Asset Value, offering and redemption price per share ($179,819,975 ÷ 179,832,348 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($113,402,538 ÷ 113,410,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$9,770,345
Expenses: Management fee	2,506,115
Administration fee	4,222,727
Services to shareholders	1,845,325
Custodian fee	76,975
Distribution and service fees	3,146,324
Professional fees	150,210
Trustees' fees and expenses	127,065
Reports to shareholders	10,937
Registration fees	141,522
Other	393,329
Total expenses before expense reductions	12,620,529
Expense reductions	(5,190,147)
Total expenses after expense reductions	7,430,382
Net investment income	2,339,963
Net realized gain (loss) from investments	(602,497)
Net increase (decrease) in net assets resulting from operations	$1,737,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$2,339,963	$18,279,158
Net realized gain (loss)	(602,497)	683,254
Net increase in net assets resulting from operations	1,737,466	18,962,412
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(29,745)	(30,842)
Davidson Cash Equivalent Shares	(2,133)	(2,419)
Davidson Cash Equivalent Plus Shares	(5,528)	(3,042)
DWS Government & Agency Money Fund	(28,169)	(168,152)
DWS Government Cash Institutional Shares	(2,230,405)	(17,853,361)
Government Cash Managed Shares	(21,680)	(46,318)
Premier Money Market Shares	—	(176,438)
Service Shares	(12,160)	(13,091)
Net realized gains: Capital Assets Funds Shares	—	(34,871)
Davidson Cash Equivalent Shares	—	(2,710)
Davidson Cash Equivalent Plus Shares	—	(2,843)
DWS Government & Agency Money Fund	—	(32,168)
DWS Government Cash Institutional Shares	—	(1,560,440)
Government Cash Managed Shares	—	(38,058)
Premier Money Market Shares	—	(242,870)
Service Shares	—	(14,378)
Total distributions	(2,329,820)	(20,222,001)
Fund share transactions: Proceeds from shares sold	38,138,317,757	89,328,240,895
Reinvestment of distributions	1,201,174	9,173,740
Cost of shares redeemed	(40,469,462,394)	(101,467,650,200)
Net increase (decrease) in net assets from Fund share transactions	(2,329,943,463)	(12,130,235,565)
Increase (decrease) in net assets	(2,330,535,817)	(12,131,495,154)
Net assets at beginning of period	7,902,399,709	20,033,894,863
Net assets at end of period (including undistributed net investment income of $201,484 and $191,341, respectively)	$5,571,863,892	$7,902,399,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Government & Agency Securities Portfolio Service Shares
Years Ended April 30,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.007		.036	.043
Net realized and unrealized gain (loss)	(.000	)*	.000	*	.000	*	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.007		.036	.043
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.007)		(.036)	(.043)
Net realized gains	—		(.000	)*	—		—	—
Total distributions	(.000	)*	(.000	)*	(.007)		(.036)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01		.02		.73		3.66	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113		117		152		100	53
Ratio of expenses before expense reductions (%)	1.04		1.04		1.04		1.05	1.09
Ratio of expenses after expense reductions (%)	.22		.31		.93		1.02	1.00
Ratio of net investment income (%)	.01		.01		.65	b	3.43	4.28
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Amount is less than $.0005.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 36-47. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio Service Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income (loss)	.000	*	.000	*	.008	.024	.026
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	(.000 )*
Total from investment operations	.000	*	.000	*	.008	.024	.026
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.008)	(.024)	(.026)
Net realized gains	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.008)	(.024)	(.026)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.01		.82	2.38	2.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82		37		62	76	18
Ratio of expenses before expense reductions (%)	1.04		1.05		1.06	1.05	1.05
Ratio of expenses after expense reductions (%)	.34		.46		.97	1.00	1.00
Ratio of net investment income (%)	.01		.01		.81	2.32	2.61
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Funds").

Money Market Portfolio offers six classes of shares: Capital Assets Funds Shares, Capital Assets Funds Preferred Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Premium Reserve Money Market Shares and Service Shares. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio offers seven classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares.

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than Service Shares, are provided separately and are available upon request.

Each Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds value all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Funds have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Funds' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each of the Funds' policies is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At April 30, 2011, DWS Government & Agency Securities Portfolio had a net tax basis capital loss carryforward of approximately $602,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2019 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Funds have reviewed the tax positions for the open tax years as of April 30, 2011 and have determined that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Each Fund may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At April 30, 2011, the Funds' components of distributable earnings on a tax basis are as follows:
Money Market Portfolio: Undistributed ordinary income*	$39,083
Government & Agency Securities Portfolio: Undistributed ordinary income*	$307,749
Capital loss carryforwards	$(602,000)
Tax-Exempt Portfolio: Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:
	Years Ended April 30,
Portfolio	2011	2010
Money Market Portfolio: Distributions from ordinary income*	$399,900	$2,172,594
Government & Agency Securities Portfolio: Distributions from ordinary income*	$2,329,820	$20,222,001
Tax-Exempt Portfolio: Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement for Money Market Portfolio. Under an Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of Money Market Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement to the Money Market Portfolio. The Money Market Portfolio pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Money Market Portfolio based on its relative net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $500 million of the Funds' combined average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Management Agreement for Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Under an Amended and Restated Investment Management Agreement with the Advisor, the Advisor directs the investments of Government & Agency Securities Portfolio and Tax-Exempt Portfolio in accordance with their respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund.

The Government & Agency Securities Portfolio and Tax-Exempt Portfolio pay a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Government & Agency Securities Portfolio and Tax-Exempt Portfolio based on their relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

The Advisor has agreed to contractually reduce its management fee for the Government & Agency Securities Portfolio such that the annual effective rate is limited to 0.05% of the Government & Agency Securities Portfolio's average daily net assets.

The Advisor has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Service Shares for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio.

Accordingly, for the year ended April 30, 2011, the Advisor waived a portion of its management fee on the Government & Agency Securities Portfolio aggregating $713,093, and the amount charged aggregated $1,793,022.

For the year ended April 30, 2011, the Funds incurred management fees equivalent to the following annual effective rates of each Fund's average daily net assets:
Fund	Annual Effective Rate
Money Market Portfolio	.16%
Government & Agency Securities Portfolio	.04%
Tax-Exempt Portfolio	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Government & Agency Securities Portfolio and Tax-Exempt Portfolio. For all services provided under the Administrative Services Agreement, each of these two Funds pays the Advisor an annual fee ("Administration Fee") of 0.10% of each of these two Funds' average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee from the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio was as follows:
Fund	Administration Fee	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$4,222,727	$388,699
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DISC were as follows:
Money Market Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$2,080,639	$876,994	$307,215
Capital Assets Funds Preferred Shares	39,377	5,147	1,069
Davidson Cash Equivalent Shares	40,021	16,669	6,168
Davidson Cash Equivalent Plus Shares	4,140	1,364	470
Premier Money Market Shares	126,996	39,884	—
Premium Reserve Money Market Shares	85,973	—	30,586
Service Shares	3,662,660	1,457,787	594,910
	$6,039,806	$2,397,845	$940,418

Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$719,797	$567,755	$74,011
Davidson Cash Equivalent Shares	53,615	42,434	4,461
Davidson Cash Equivalent Plus Shares	107,807	80,013	10,625
DWS Government & Agency Money Fund	183,413	87,726	38,977
DWS Government Cash Institutional Shares	268,801	268,801	—
Government Cash Managed Shares	153,563	42,737	35,695
Service Shares	303,676	241,264	21,188
	$1,790,672	$1,330,730	$184,957

Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Money Market Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,755,491	$2,755,491	.00%	.33%
Capital Assets Funds Preferred Shares	52,348	52,348	.00%	.20%
Davidson Cash Equivalent Shares	45,045	45,045	.00%	.30%
Davidson Cash Equivalent Plus Shares	4,430	4,430	.00%	.25%
Premier Money Market Shares	126,560	126,560	.00%	.25%
Service Shares	8,684,015	8,684,015	.00%	.60%
	$11,667,889	$11,667,889

Government & Agency Securities Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$981,550	$981,550	.00%	.33%
Davidson Cash Equivalent Shares	63,985	63,985	.00%	.30%
Davidson Cash Equivalent Plus Shares	138,178	138,178	.00%	.25%
Service Shares	729,893	729,893	.00%	.60%
	$1,913,606	$1,913,606

Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Money Market Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,087,493	$2,087,493	.00%	.25%
Capital Assets Funds Preferred Shares	26,174	26,174	.00%	.10%
Davidson Cash Equivalent Shares	37,537	37,537	.00%	.25%
Davidson Cash Equivalent Plus Shares	3,544	3,544	.00%	.20%
Premier Money Market Shares	126,561	126,561	.00%	.25%
Premium Reserve Money Market Shares	160,827	147,274	.02%	.25%
	$2,442,136	$2,428,583

Government & Agency Securities Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$743,598	$743,598	.00%	.25%
Davidson Cash Equivalent Shares	53,321	53,321	.00%	.25%
Davidson Cash Equivalent Plus Shares	110,542	110,542	.00%	.20%
Government Cash Managed Shares	325,257	325,257	.00%	.15%
	$1,232,718	$1,232,718

Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DIMA included in the Statement of Operations under "reports to shareholders" were as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Money Market Portfolio	$46,559	$16,156
Government & Agency Securities Portfolio	$10,937	$10,937
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Funds paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Funds:

Money Market Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	839,154,629	$839,154,629	751,023,837	$751,023,837
Capital Assets Funds Preferred Shares	16,426,872	16,426,872	46,317,102	46,317,102
Davidson Cash Equivalent Shares	3,734,002	3,734,002	4,223,891	4,223,891
Davidson Cash Equivalent Plus Shares	870,248	870,248	1,119,054	1,119,054
Institutional Money Market Shares*	—	—	878,782,978	878,782,978
Premier Money Market Shares***	44,284,933	44,284,933	564,549,506	564,549,506
Premium Reserve Money Market Shares	111,139,828	111,139,828	250,797,721	250,797,721
Service Shares	1,791,610,827	1,791,610,827	1,256,750,880	1,256,750,880
		$2,807,221,339		$3,753,564,969
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	187,455	$187,455	511,699	$511,699
Capital Assets Funds Preferred Shares	13,160	13,160	34,310	34,310
Davidson Cash Equivalent Shares	1,863	1,863	6,909	6,909
Davidson Cash Equivalent Plus Shares	220	220	997	997
Institutional Money Market Shares*	—	—	781,281	781,281
Institutional Select Money Market Shares**	—	—	17	17
Premier Money Market Shares***	4,160	4,160	259,732	259,732
Premium Reserve Money Market Shares	5,371	5,371	141,496	141,496
Service Shares	183,305	183,305	349,720	349,720
		$395,534		$2,086,161
Shares redeemed
Capital Assets Funds Shares	(890,506,653)	$(890,506,653)	(773,833,097)	$(773,833,097)
Capital Assets Funds Preferred Shares	(64,951,835)	(64,951,835)	(42,319,981)	(42,319,981)
Davidson Cash Equivalent Shares	(8,417,805)	(8,417,805)	(15,960,223)	(15,960,223)
Davidson Cash Equivalent Plus Shares	(1,850,907)	(1,850,907)	(3,704,435)	(3,704,435)
Institutional Money Market Shares*	—	—	(1,394,027,289)	(1,394,027,289)
Institutional Select Money Market Shares**	—	—	(10,576)	(10,576)
Premier Money Market Shares***	(163,286,900)	(163,286,900)	(2,466,530,608)	(2,466,530,608)
Premium Reserve Money Market Shares	(119,115,201)	(119,115,201)	(592,438,461)	(592,438,461)
Service Shares	(1,368,490,287)	(1,368,490,287)	(1,157,527,651)	(1,157,527,651)
		$(2,616,619,588)		$(6,446,352,321)
Net increase (decrease)
Capital Assets Funds Shares	(51,164,569)	$(51,164,569)	(22,297,561)	$(22,297,561)
Capital Assets Funds Preferred Shares	(48,511,803)	(48,511,803)	4,031,431	4,031,431
Davidson Cash Equivalent Shares	(4,681,940)	(4,681,940)	(11,729,423)	(11,729,423)
Davidson Cash Equivalent Plus Shares	(980,439)	(980,439)	(2,584,384)	(2,584,384)
Institutional Money Market Shares*	—	—	(514,463,030)	(514,463,030)
Institutional Select Money Market Shares**	—	—	(10,559)	(10,559)
Premier Money Market Shares***	(118,997,807)	(118,997,807)	(1,901,721,370)	(1,901,721,370)
Premium Reserve Money Market Shares	(7,970,002)	(7,970,002)	(341,499,244)	(341,499,244)
Service Shares	423,303,845	423,303,845	99,572,949	99,572,949
		$190,997,285		$(2,690,701,191)

* The Institutional Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

** The Institutional Select Money Market Shares class was liquidated on October 27, 2009 and is no longer offered.

*** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	628,481,114	$628,481,114	649,627,293	$649,627,293
Davidson Cash Equivalent Shares	24,463,758	24,463,758	14,397,365	14,397,365
Davidson Cash Equivalent Plus Shares	275,786,862	275,786,862	185,485,990	185,485,990
DWS Government & Agency Money Fund	72,103,322	72,103,322	105,758,351	105,758,351
DWS Government Cash Institutional Shares	34,835,288,142	34,835,288,142	86,737,251,385	86,737,251,385
Government Cash Managed Shares	2,032,853,974	2,032,853,974	1,141,762,346	1,141,762,346
Premier Money Market Shares****	—	—	265,266,569	265,266,569
Service Shares	269,340,585	269,340,585	228,691,596	228,691,596
		$38,138,317,757		$89,328,240,895
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	29,657	$29,657	65,880	$65,880
Davidson Cash Equivalent Shares	2,127	2,127	5,141	5,141
Davidson Cash Equivalent Plus Shares	5,509	5,509	5,913	5,913
DWS Government & Agency Money Fund	27,796	27,796	195,740	195,740
DWS Government Cash Institutional Shares	1,118,270	1,118,270	8,526,918	8,526,918
Government Cash Managed Shares	5,696	5,696	8,301	8,301
Premier Money Market Shares****	—	—	338,346	338,346
Service Shares	12,119	12,119	27,501	27,501
		$1,201,174		$9,173,740
Shares redeemed
Capital Assets Funds Shares	(648,126,914)	$(648,126,914)	(625,330,611)	$(625,330,611)
Davidson Cash Equivalent Shares	(25,307,057)	(25,307,057)	(23,739,455)	(23,739,455)
Davidson Cash Equivalent Plus Shares	(292,761,983)	(292,761,983)	(158,769,431)	(158,769,431)
DWS Government & Agency Money Fund	(134,495,012)	(134,495,012)	(198,527,517)	(198,527,517)
DWS Government Cash Institutional Shares	(36,963,523,481)	(36,963,523,481)	(94,492,111,010)	(94,492,111,010)
Government Cash Managed Shares	(2,132,755,829)	(2,132,755,829)	(1,338,740,329)	(1,338,740,329)
Premier Money Market Shares****	—	—	(4,366,260,819)	(4,366,260,819)
Service Shares	(272,492,118)	(272,492,118)	(264,171,028)	(264,171,028)
		$(40,469,462,394)		$(101,467,650,200)
Net increase (decrease)
Capital Assets Funds Shares	(19,616,143)	$(19,616,143)	24,362,562	$24,362,562
Davidson Cash Equivalent Shares	(841,172)	(841,172)	(9,336,949)	(9,336,949)
Davidson Cash Equivalent Plus Shares	(16,969,612)	(16,969,612)	26,722,472	26,722,472
DWS Government & Agency Money Fund	(62,363,894)	(62,363,894)	(92,573,426)	(92,573,426)
DWS Government Cash Institutional Shares	(2,127,117,069)	(2,127,117,069)	(7,746,332,707)	(7,746,332,707)
Government Cash Managed Shares	(99,896,159)	(99,896,159)	(196,969,682)	(196,969,682)
Premier Money Market Shares****	—	—	(4,100,655,904)	(4,100,655,904)
Service Shares	(3,139,414)	(3,139,414)	(35,451,931)	(35,451,931)
		$(2,329,943,463)		$(12,130,235,565)

**** The Premier Money Market Shares Class was liquidated on February 16, 2010 and is no longer offered.

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*****	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*****	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*****	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*****	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

***** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statements of assets and liabilities of Cash Account Trust (the "Trust") (comprising the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio) (collectively, the "Portfolios"), including the investment portfolios, as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of Cash Account Trust at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

For the Money Market Portfolio, a total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Government & Agency Securities Portfolio, a total of 44% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Tax-Exempt Portfolio, of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the follow
• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ANNUAL REPORT TO SHAREHOLDERS

Capital Assets Funds Shares

Money Market Portfolio

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Capital Assets Funds Preferred Shares

Money Market Portfolio

April 30, 2011

Contents
3 Portfolio Management Review
7 Information About Each Fund's Expenses
DWS Money Market Portfolio
9 Portfolio Summary
10 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
23 Financial Highlights
DWS Government & Agency Securities Portfolio
25 Portfolio Summary
26 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Changes in Net Assets
35 Financial Highlights
DWS Tax-Exempt Portfolio
36 Portfolio Summary
37 Investment Portfolio
49 Statement of Assets and Liabilities
51 Statement of Operations
52 Statement of Changes in Net Assets
54 Financial Highlights
55 Notes to Financial Statements
72 Report of Independent Registered Public Accounting Firm
73 Tax Information
74 Summary of Management Fee Evaluation by Independent Fee Consultant
78 Summary of Administrative Fee Evaluation by Independent Fee Consultant
79 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the funds may have a significant adverse effect on the share prices of all classes of shares of the funds. See the prospectus for specific details regarding the funds' risk profile.

The funds' policies and procedures for voting proxies for portfolio securities and information about how the funds voted proxies related to their portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the funds' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the funds' most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the funds during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

For the Money Market Portfolio, with yields trending lower through most of the period, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high-quality and liquidity purposes. We also maintained a conservative average maturity, with portfolio assets broadly diversified among a number of sectors, including banks, asset-backed securities, commercial paper and sovereign debt.4,5 Toward the end of the period, we permitted the fund's average maturity to shorten, as we believed that money market yields could move up if Congress again raises the US debt ceiling.

For the Government & Agency Securities Portfolio, we maintained an increased focus on overnight repurchase agreements and one- to three-month government and agency securities, as we believe that there was not a great deal of value in longer-maturity issues during the period ending April 30, 2011.6

For the Tax-Exempt Portfolio, in light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period ending April 30, 2011, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)7 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the funds.

Negative Contributors to Fund Performance

For all three funds, the types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost each fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the funds.8 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the funds' risk profile.

	7-Day Current Yield
Money Market Portfolio — Capital Assets Funds Shares	0.02	%*
Government & Agency Securities Portfolio — Capital Assets Funds Shares	0.01	%*
Tax-Exempt Portfolio — Capital Assets Funds Shares	0.01	%*
(Equivalent Taxable Yield)	0.02	%**
Money Market Portfolio — Capital Assets Funds Preferred Shares	0.05	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the funds over a 7-day period expressed as an annual percentage rate of the funds' shares outstanding. For the most current yield information, call (888) 466-4250.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield for Capital Assets Funds Shares would have been -0.77%, -0.81% and -0.68% for the Money Market Portfolio, Government & Agency Securities Portfolio and the Tax-Exempt Portfolio, respectively, and -0.43% for the Money Market Portfolio — Capital Assets Funds Preferred Shares, as of April 30, 2011.
** The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 Asset-backed securities are securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. Commercial paper is an unsecured, short-term debt instrument issued by a corporation, typically for the financing of accounts receivable, inventories and meeting short-term liabilities. Maturities on commercial paper rarely range any longer than 270 days. The debt is usually issued at a discount, reflecting prevailing market interest rates. Sovereign debt is bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth.

6 Overnight repurchase agreements — a form of short-term borrowing whereby a government security is sold on an overnight basis and purchased back the next day.

7 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

8 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Each Fund's Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Funds limited these expenses; had they not done so, expenses would have been higher for the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate each Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Capital Assets Funds Shares
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.12	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.59	$.84	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,023.21	$1,023.95	$1,023.16
Expenses Paid per $1,000*	$1.61	$.85	$1.66

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Capital Assets Funds Shares	.32%	.17%	.33%

For more information, please refer to each Fund's prospectus.

Capital Assets Funds Preferred Shares
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Money Market Portfolio
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.27
Expenses Paid per $1,000*	$1.44
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.36
Expenses Paid per $1,000*	$1.45

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Money Market Portfolio
Capital Assets Funds Preferred Shares	.29%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Money Market Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Commercial Paper	34%	38%
Short-Term Notes	17%	26%
Repurchase Agreements	16%	12%
Certificates of Deposit and Bank Notes	16%	13%
Government & Agency Obligations	14%	10%
Time Deposits	3%	—
Supranational	—	1%
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Money Market Portfolio	48 days	41 days
iMoneyNet First Tier Retail Money Fund Average*	40 days	46 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 10-17. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Money Market Portfolio
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.8%
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	6,500,000	6,828,336
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	25,000,000	25,000,000
BNP Paribas:
0.35%, 8/8/2011	20,000,000	20,000,000
0.45%, 7/25/2011	7,000,000	6,999,834
0.55%, 5/13/2011	7,000,000	7,000,093
Credit Agricole SA, 0.3%, 8/4/2011	12,000,000	12,000,000
Dexia Credit Local:
0.24%, 5/3/2011	23,437,000	23,437,000
144A, 2.375%, 9/23/2011	8,000,000	8,055,854
International Finance Corp., 3.0%, 11/15/2011	6,000,000	6,084,144
KBC Bank NV, 0.3%, 5/6/2011	6,500,000	6,500,000
Landesbank Hessen-Thueringen Girozentrale:
0.2%, 5/12/2011	3,000,000	3,000,000
0.2%, 5/20/2011	6,000,000	6,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.33%, 5/20/2011	8,500,000	8,500,000
Mizuho Corporate Bank Ltd., 0.31%, 5/3/2011	12,000,000	12,000,000
Natixis, 0.22%, 6/24/2011	20,000,000	20,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	10,000,000	10,078,955
Nordea Bank Finland PLC:
0.27%, 6/28/2011	12,000,000	12,000,000
0.28%, 7/5/2011	25,000,000	25,000,226
0.44%, 6/30/2011	10,000,000	10,000,498
0.67%, 7/20/2011	15,000,000	15,008,950
Skandinaviska Enskilda Banken AB:
0.24%, 6/20/2011	25,000,000	25,000,000
0.25%, 6/10/2011	6,000,000	6,000,000
0.26%, 6/3/2011	15,000,000	15,000,000
0.26%, 6/6/2011	15,000,000	15,000,000
0.31%, 5/27/2011	18,000,000	18,000,000
Societe Generale:
0.2%, 7/5/2011	6,000,000	6,000,000
0.35%, 5/16/2011	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp.:
0.28%, 6/1/2011	28,000,000	28,000,000
0.3%, 5/3/2011	6,000,000	6,000,000
Svenska Handelsbanken AB:
0.24%, 7/6/2011	20,500,000	20,500,000
0.275%, 6/23/2011	15,000,000	15,000,055
Total Certificates of Deposit and Bank Notes (Cost $409,993,945)		409,993,945

Commercial Paper 34.6%
Issued at Discount**
Abbey National North America LLC, 0.3%, 6/27/2011	6,500,000	6,496,912
Alpine Securitization, 144A, 0.16%, 6/2/2011	40,000,000	39,994,311
Argento Variable Funding:
144A, 0.31%, 6/20/2011	15,000,000	14,993,542
144A, 0.319%, 5/3/2011	6,500,000	6,499,884
Atlantis One Funding Corp., 144A, 0.19%, 5/5/2011	25,000,000	24,999,472
Barclays Bank PLC, 0.31%, 5/26/2011	12,500,000	12,497,309
BPCE SA, 0.27%, 7/26/2011	9,000,000	8,994,195
Caisse d'Amortissement de la Dette Sociale:
0.22%, 8/5/2011	12,000,000	11,992,960
0.25%, 7/25/2011	18,000,000	17,989,375
0.27%, 5/31/2011	16,620,000	16,616,261
0.28%, 6/1/2011	12,800,000	12,796,914
0.29%, 5/31/2011	15,000,000	14,996,375
Chariot Funding LLC, 144A, 0.16%, 5/20/2011	20,000,000	19,998,311
Comcast Corp., 0.31%, 5/6/2011	10,000,000	9,999,569
Eksportfinans ASA, 0.15%, 5/5/2011	37,500,000	37,499,375
ENI Coordination Center SA, 0.3%, 5/26/2011	12,500,000	12,497,396
Google, Inc., 0.4%, 9/16/2011	8,000,000	7,987,733
Grampian Funding LLC:
144A, 0.26%, 7/14/2011	10,000,000	9,994,656
144A, 0.26%, 7/19/2011	3,000,000	2,998,288
144A, 0.27%, 7/8/2011	12,000,000	11,993,880
144A, 0.27%, 7/11/2011	25,000,000	24,986,688
144A, 0.28%, 7/7/2011	10,000,000	9,994,789
144A, 0.28%, 7/8/2011	13,000,000	12,993,124
Johnson & Johnson:
144A, 0.18%, 6/3/2011	12,850,000	12,847,880
144A, 0.19%, 8/22/2011	15,000,000	14,991,054
Kells Funding LLC:
144A, 0.33%, 5/9/2011	6,000,000	5,999,560
144A, 0.35%, 5/18/2011	3,000,000	2,999,504
144A, 0.35%, 6/6/2011	6,000,000	5,997,900
144A, 0.36%, 5/17/2011	18,000,000	17,997,120
144A, 0.37%, 6/17/2011	15,000,000	14,992,754
144A, 0.38%, 6/17/2011	12,000,000	11,994,047
144A, 0.39%, 7/5/2011	10,000,000	9,992,958
144A, 0.39%, 9/6/2011	13,750,000	13,730,933
144A, 0.4%, 7/1/2011	8,000,000	7,994,578
LMA Americas LLC, 144A, 0.17%, 5/9/2011	6,000,000	5,999,773
Market Street Funding LLC, 144A, 0.27%, 5/16/2011	12,419,000	12,417,603
Natixis Commercial Paper Corp., 0.3%, 7/12/2011	12,500,000	12,492,500
Nieuw Amsterdam Receivables Corp.:
144A, 0.24%, 6/2/2011	13,500,000	13,497,120
144A, 0.25%, 5/6/2011	12,000,000	11,999,583
NRW.Bank:
0.19%, 6/28/2011	13,500,000	13,495,868
0.22%, 7/14/2011	6,000,000	5,997,287
0.275%, 6/10/2011	8,000,000	7,997,556
0.3%, 5/2/2011	12,000,000	11,999,900
0.3%, 5/3/2011	30,000,000	29,999,500
0.3%, 5/23/2011	12,500,000	12,497,708
Procter & Gamble Co., 0.19%, 6/3/2011	16,513,000	16,510,124
Regency Markets No. 1 LLC, 144A, 0.19%, 5/25/2011	26,000,000	25,996,707
Romulus Funding Corp., 144A, 0.3%, 5/24/2011	3,000,000	2,999,425
Sanofi-Aventis SA, 0.3%, 8/15/2011	12,500,000	12,488,958
SBAB Bank AB:
144A, 0.35%, 7/19/2011	6,000,000	5,995,392
144A, 0.37%, 7/13/2011	12,500,000	12,490,622
144A, 0.39%, 6/9/2011	12,000,000	11,994,930
144A, 0.39%, 7/5/2011	12,500,000	12,491,198
144A, 0.4%, 6/23/2011	6,000,000	5,996,467
Scaldis Capital LLC:
0.32%, 5/20/2011	5,000,000	4,999,156
0.32%, 6/2/2011	9,000,000	8,997,440
Shell International Finance BV, 0.4%, 5/2/2011	5,000,000	4,999,944
Skandinaviska Enskilda Banken AB, 0.3%, 5/6/2011	15,000,000	14,999,375
Standard Chartered Bank, 0.29%, 5/24/2011	20,000,000	19,996,294
Straight-A Funding LLC, 144A, 0.25%, 5/2/2011	15,000,000	14,999,896
Svenska Handelsbanken AB, 0.28%, 5/18/2011	6,000,000	5,999,207
Swedbank AB:
0.26%, 7/27/2011	12,000,000	11,992,460
0.27%, 7/11/2011	10,000,000	9,994,675
0.27%, 7/26/2011	10,000,000	9,993,550
0.285%, 5/23/2011	12,000,000	11,997,910
0.3%, 5/13/2011	28,000,000	27,997,200
0.34%, 7/5/2011	20,000,000	19,987,722
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	12,500,000	12,485,253
Total Commercial Paper (Cost $894,147,910)		894,147,910

Short-Term Notes* 17.7%
Abbey National Treasury Services PLC:
0.38%, 4/16/2012	18,000,000	18,000,000
0.49%, 11/2/2011	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.33%, 1/20/2012	12,500,000	12,500,000
Bank of Nova Scotia:
0.22%, 8/25/2011	16,500,000	16,500,000
0.27%, 9/12/2011	7,000,000	7,000,000
0.35%, 12/8/2011	8,000,000	8,000,000
Barclays Bank PLC, 0.533%, 7/19/2011	15,000,000	15,000,000
BNP Paribas, 0.492%, 8/22/2011	25,000,000	25,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	26,000,000	25,996,945
Canadian Imperial Bank of Commerce:
0.18%, 5/12/2011	20,000,000	20,000,000
0.292%, 4/26/2012	21,600,000	21,600,000
Commonwealth Bank of Australia, 144A, 0.331%, 2/3/2012	12,000,000	12,000,000
Credit Suisse, 0.19%, 6/3/2011	12,000,000	12,000,000
JPMorgan Chase Bank NA, 0.211%, 5/31/2011	11,500,000	11,500,000
Kells Funding LLC:
144A, 0.318%, 8/15/2011	12,500,000	12,500,000
144A, 0.342%, 2/24/2012	13,750,000	13,750,000
144A, 0.383%, 12/1/2011	10,000,000	10,000,000
National Australia Bank Ltd.:
0.261%, 10/5/2011	12,500,000	12,500,000
0.291%, 6/10/2011	15,000,000	15,000,000
Nordea Bank Finland PLC:
0.56%, 2/3/2012	3,000,000	3,004,662
0.574%, 10/20/2011	12,500,000	12,517,260
0.58%, 10/14/2011	10,000,000	10,013,284
Rabobank Nederland NV:
0.263%, 5/13/2011	14,000,000	14,000,001
0.307%, 4/24/2012	7,750,000	7,749,616
0.311%, 1/10/2012	8,000,000	8,000,000
144A, 0.384%, 3/16/2012	12,000,000	12,000,000
144A, 0.458%, 9/28/2011	6,000,000	6,003,687
Royal Bank of Canada, 0.31%, 8/12/2011	11,300,000	11,300,000
Societe Generale, 0.32%, 5/19/2011	24,000,000	24,000,000
Westpac Banking Corp.:
0.27%, 10/12/2011	16,000,000	16,000,000
0.293%, 6/1/2011	8,000,000	8,000,000
0.321%, 5/9/2012	17,000,000	17,000,000
144A, 0.323%, 10/28/2011	12,000,000	12,001,367
0.36%, 1/10/2012	14,000,000	14,000,000
Total Short-Term Notes (Cost $456,936,822)		456,936,822

Government & Agency Obligations 13.9%
Foreign Government Obligations 0.5%
Kingdom of Denmark, 2.75%, 11/15/2011	11,500,000	11,643,626
Other Government Related (a) 1.6%
European Investment Bank:
0.24%, 6/28/2011	13,000,000	12,994,973
2.625%, 5/16/2011	7,000,000	7,006,628
2.625%, 11/15/2011	22,000,000	22,267,637
		42,269,238
US Government Sponsored Agencies 5.5%
Federal Farm Credit Bank:
0.223%*, 11/2/2011	12,250,000	12,249,690
0.259%**, 10/20/2011	5,000,000	4,993,789
0.259%**, 4/4/2012	5,000,000	4,987,758
0.319%**, 12/16/2011	10,200,000	10,179,237
Federal Home Loan Bank:
0.24%, 10/28/2011	14,000,000	13,995,584
0.25%, 10/28/2011	14,000,000	13,999,429
0.268%**, 9/12/2011	10,000,000	9,989,950
0.54%, 5/24/2011	4,400,000	4,400,022
1.0%, 12/28/2011	10,000,000	10,053,762
Federal National Mortgage Association:
0.113%*, 7/27/2011	12,500,000	12,498,033
0.159%**, 11/21/2011	15,000,000	14,986,400
0.182%**, 6/16/2011	12,500,000	12,497,045
4.68%, 6/15/2011	7,000,000	7,038,043
5.375%, 11/15/2011	10,000,000	10,280,209
		142,148,951
US Treasury Obligations 6.3%
US Treasury Bills:
0.155%**, 7/28/2011	996,000	995,623
0.16%**, 9/1/2011	12,500,000	12,493,167
US Treasury Notes:
0.875%, 5/31/2011	39,500,000	39,518,687
0.875%, 1/31/2012	13,500,000	13,567,775
1.0%, 9/30/2011	37,000,000	37,117,154
4.5%, 11/30/2011	7,000,000	7,170,545
4.625%, 8/31/2011	27,500,000	27,899,749
4.625%, 10/31/2011	17,000,000	17,369,535
5.125%, 6/30/2011	7,500,000	7,560,710
		163,692,945
Total Government & Agency Obligations (Cost $359,754,760)		359,754,760

Time Deposits 2.6%
Citibank NA, 0.13%, 5/5/2011	58,000,000	58,000,000
National Australia Bank Ltd., 0.08%, 5/2/2011	9,315,483	9,315,483
Total Time Deposits (Cost $67,315,483)		67,315,483

Municipal Bonds and Notes 0.2%
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.32%***, 10/1/2037, LOC: Branch Banking & Trust (Cost $4,085,000)	4,085,000	4,085,000

Repurchase Agreements 16.2%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $5,000,012 on 5/2/2011 (b)	5,000,000	5,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $39,285,813 on 5/2/2011 (c)	39,285,715	39,285,715
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $124,000,413 on 5/2/2011 (d)	124,000,000	124,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $64,281,482 on 5/2/2011 (e)	64,281,428	64,281,428
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $23,000,077 on 5/2/2011 (f)	23,000,000	23,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $15,000,062 on 5/2/2011 (g)	15,000,000	15,000,000
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $142,000,473 on 5/2/2011 (h)	142,000,000	142,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $6,000,025 on 5/2/2011 (i)	6,000,000	6,000,000
Total Repurchase Agreements (Cost $418,567,143)		418,567,143

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,610,801,063)+	101.0	2,610,801,063
Other Assets and Liabilities, Net	(1.0)	(24,871,551)
Net Assets	100.0	2,585,929,512

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

+ The cost for federal income tax purposes was $2,610,801,063.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $5,100,300 US Treasury Bill, maturing on 7/7/2011 with a value of $5,100,045.

(c) Collateralized by $41,890,600 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $40,071,491.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,000,000	Federal Home Loan Bank	3.125	3/11/2016	30,474,263
91,202,000	Federal National Mortgage Association	2.625	11/20/2014	96,010,512
Total Collateral Value				126,484,775

(e) Collateralized by $87,016,788 US Treasury STRIPS, with various maturity dates of 5/15/2019-8/15/2020 with a value of $65,568,029.

(f) Collateralized by $23,827,802 Federal Home Loan Mortgage Corp., with various coupon rates from 2.0-2.75%, with various maturity dates of 11/15/2038-9/15/2040 with a value of $23,464,662.

(g) Collateralized by $14,787,810 Federal Home Loan Mortgage Corp., 3.295%, maturing on 1/1/2041 with a value of $15,300,001.

(h) Collateralized by $138,402,899 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 8/1/2038-4/1/2041 with a value of $144,840,000.

(i) Collateralized by $7,977,887 Federal National Mortgage Association — Principal Only, with various maturity dates of 3/25/2036-5/25/2040 with a value of $6,120,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying morgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (j)	$—	$2,192,233,920	$—	$2,192,233,920
Repurchase Agreements	—	418,567,143	—	418,567,143
Total	$—	$2,610,801,063	$—	$2,610,801,063

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(j) See Investment Portfolio for additional categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Money Market Portfolio
Investments: Investments in securities, valued at amortized cost	$2,192,233,920
Repurchase agreements, valued at amortized cost	418,567,143
Total investments, valued at amortized cost	2,610,801,063
Cash	2,856
Receivable for Fund shares sold	3,963
Interest receivable	2,616,479
Due from Advisor	16,735
Other assets	93,812
Total assets	2,613,534,908
Liabilities
Payable for investments purchased	25,996,945
Payable for Fund shares redeemed	22,024
Accrued management fee	322,306
Other accrued expenses and payables	1,264,121
Total liabilities	27,605,396
Net assets, at value	$2,585,929,512
Net Assets Consist of
Undistributed net investment income	39,083
Paid-in capital	2,585,890,429
Net assets, at value	$2,585,929,512

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Money Market Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($845,877,944 ÷ 845,573,745 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Capital Assets Funds Preferred Shares Net Asset Value, offering and redemption price per share ($4,717,958 ÷ 4,716,261 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($13,123,785 ÷ 13,119,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($1,311,279 ÷ 1,310,807 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Premium Reserve Money Market Shares Net Asset Value, offering and redemption price per share ($61,599,618 ÷ 61,577,466 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($1,659,298,928 ÷ 1,658,702,190 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Money Market Portfolio
Income: Interest	$8,798,068
Expenses: Management fee	3,881,269
Services to shareholders	6,076,379
Custodian fee	74,890
Distribution and service fees	14,110,025
Professional fees	138,516
Trustees' fees and expenses	77,791
Reports to shareholders	320,727
Registration fees	165,621
Other	109,278
Total expenses before expense reductions	24,954,496
Expense reductions	(16,494,317)
Total expenses after expense reductions	8,460,179
Net investment income	337,889
Net realized gain (loss) from investments	46,708
Net increase (decrease) in net assets resulting from operations	$384,597

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Money Market Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$337,889	$1,401,172
Net realized gain (loss)	46,708	163,092
Net increase in net assets resulting from operations	384,597	1,564,264
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(187,975)	(325,020)
Capital Assets Funds Preferred Shares	(13,299)	(22,211)
Davidson Cash Equivalent Shares	(1,869)	(2,135)
Davidson Cash Equivalent Plus Shares	(221)	(304)
Institutional Money Market Shares	—	(739,919)
Institutional Select Money Market Shares	—	(18)
Premier Money Market Shares	(5,042)	(80,727)
Premium Reserve Money Market Shares	(7,826)	(119,850)
Service Shares	(183,668)	(110,887)
Net realized gains: Capital Assets Funds Shares	—	(185,696)
Capital Assets Funds Preferred Shares	—	(11,952)
Davidson Cash Equivalent Shares	—	(4,764)
Davidson Cash Equivalent Plus Shares	—	(692)
Institutional Money Market Shares	—	(48,898)
Institutional Select Money Market Shares	—	(1)
Premier Money Market Shares	—	(232,203)
Premium Reserve Money Market Shares	—	(48,826)
Service Shares	—	(238,491)
Total distributions	(399,900)	(2,172,594)
Fund share transactions: Proceeds from shares sold	2,807,221,339	3,753,564,969
Reinvestment of distributions	395,534	2,086,161
Cost of shares redeemed	(2,616,619,588)	(6,446,352,321)
Net increase (decrease) in net assets from Fund share transactions	190,997,285	(2,690,701,191)
Increase (decrease) in net assets	190,981,982	(2,691,309,521)
Net assets at beginning of period	2,394,947,530	5,086,257,051
Net assets at end of period (including undistributed net investment income of $39,083 and $54,386, respectively)	$2,585,929,512	$2,394,947,530

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Money Market Portfolio Capital Assets Funds Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.001		.012	.038	.043
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	.000 *
Total from investment operations	.000	*	.001		.012	.038	.043
Less distributions from: Net investment income	(.000	)*	(.001)		(.012)	(.038)	(.043)
Net realized gain	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.001)		(.012)	(.038)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.02		.06		1.21	3.90	4.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	846		897		919	1,057	979
Ratio of expenses before expense reductions (%)	1.03		1.03		1.04	1.05	1.04
Ratio of expenses after expense reductions (%)	.34		.42		1.00	1.03	1.00
Ratio of net investment income (%)	.02		.04		1.16	3.78	4.28
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Money Market Portfolio Capital Assets Funds Preferred Shares
Years Ended April 30,	2011	2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.001	.001		.016	.042	.047
Net realized and unrealized gain (loss)	.000 *	.000	*	.000 *	.000 *	.000 *
Total from investment operations	.001	.001		.016	.042	.047
Less distributions from: Net investment income	(.001)	(.001)		(.016)	(.042)	(.047)
Net realized gain	—	(.000	)*	—	—	—
Total distributions	(.001)	(.001)		(.016)	(.042)	(.047)
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.05	.06		1.60	4.30	4.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	53		49	75	.063
Ratio of expenses before expense reductions (%)	.65	.65		.65	.66	.67
Ratio of expenses after expense reductions (%)	.33	.41		.61	.61	.60
Ratio of net investment income (%)	.05	.04		1.55	4.20	4.68
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Portfolio Summary

Government & Agency Securities Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Government & Agency Obligations	50%	85%
Repurchase Agreements	48%	15%
Commercial Paper	2%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Government & Agency Securities Portfolio	49 days	52 days
iMoneyNet Government & Agencies Retail Money Fund Average*	38 days	45 days

* The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 26-30. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Government & Agency Securities Portfolio
	Principal Amount ($)	Value ($)

Commercial Paper 1.8%
Issued at Discount
Straight-A Funding LLC:
144A, 0.15%, 5/11/2011	20,000,000	19,999,167
144A, 0.2%, 7/5/2011	80,000,000	79,971,111
Total Commercial Paper (Cost $99,970,278)		99,970,278

Government & Agency Obligations 51.6%
US Government Sponsored Agencies 45.9%
Federal Farm Credit Bank:
0.119%**, 5/18/2012	165,000,000	164,991,321
0.12%**, 1/12/2012	100,000,000	100,001,775
0.129%*, 9/9/2011	25,000,000	24,988,174
0.134%**, 7/15/2011	85,000,000	84,999,308
0.164%*, 5/24/2011	50,000,000	49,994,569
0.208%*, 8/3/2011	43,500,000	43,476,148
0.259%*, 10/20/2011	34,500,000	34,457,143
0.259%*, 4/4/2012	12,500,000	12,469,396
0.269%*, 3/23/2012	25,000,000	24,938,688
0.319%*, 12/16/2011	28,000,000	27,943,004
0.319%*, 1/12/2012	33,000,000	32,924,907
Federal Home Loan Bank:
0.018%*, 5/2/2011	12,737,000	12,737,000
0.064%*, 7/20/2011	100,000,000	99,985,556
0.068%*, 5/27/2011	50,000,000	49,997,472
0.076%*, 5/18/2011	55,000,000	54,997,922
0.089%*, 9/6/2011	50,000,000	49,984,000
0.149%*, 8/12/2011	7,500,000	7,496,781
0.149%*, 8/17/2011	12,207,000	12,201,507
0.17%**, 1/18/2012	22,000,000	22,006,379
0.183%**, 9/26/2011	12,500,000	12,499,749
0.24%, 10/28/2011	36,275,000	36,266,384
0.248%*, 8/22/2011	5,000,000	4,996,076
0.268%*, 9/12/2011	15,900,000	15,884,021
0.3%, 12/27/2011	75,000,000	75,022,455
0.76%, 7/19/2011	15,000,000	15,017,910
1.0%, 12/28/2011	13,460,000	13,532,363
5.375%, 8/19/2011	14,900,000	15,129,895
Federal Home Loan Mortgage Corp.:
0.028%*, 5/19/2011	15,000,000	14,999,775
0.08%**, 11/9/2011	75,000,000	74,967,946
0.14%**, 11/10/2011	200,000,000	200,000,000
0.149%*, 7/27/2011	85,000,000	84,969,188
0.164%*, 9/1/2011	8,935,000	8,929,963
0.167%*, 6/13/2011	27,061,000	27,055,505
0.193%*, 7/25/2011	34,494,000	34,478,118
0.198%*, 7/12/2011	100,000,000	99,960,000
Federal National Mortgage Association:
0.059%*, 6/13/2011	75,000,000	74,994,625
0.079%*, 7/21/2011	100,000,000	99,982,000
0.099%*, 8/8/2011	32,500,000	32,491,063
0.113%**, 7/27/2011	190,000,000	189,983,791
0.119%*, 8/22/2011	25,000,000	24,990,583
0.119%*, 9/13/2011	100,000,000	99,955,000
0.129%*, 9/26/2011	65,000,000	64,965,261
0.159%*, 11/21/2011	100,000,000	99,909,333
0.174%**, 9/19/2011	30,000,000	29,999,404
0.178%*, 7/20/2011	44,000,000	43,982,400
0.178%*, 7/27/2011	51,659,000	51,636,528
0.182%*, 6/16/2011	35,000,000	34,991,726
5.0%, 10/15/2011	50,000,000	51,082,031
5.375%, 11/15/2011	16,040,000	16,489,455
		2,559,753,598
US Treasury Obligations 5.7%
US Treasury Bill, 0.16%*, 9/1/2011	17,500,000	17,490,433
US Treasury Notes:
0.875%, 5/31/2011	25,000,000	25,014,282
1.0%, 9/30/2011	84,500,000	84,768,848
1.75%, 11/15/2011	50,000,000	50,394,064
4.625%, 8/31/2011	43,500,000	44,134,573
4.625%, 10/31/2011	45,000,000	45,986,196
5.125%, 6/30/2011	50,000,000	50,404,731
		318,193,127
Total Government & Agency Obligations (Cost $2,877,946,725)		2,877,946,725

Repurchase Agreements 49.5%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $215,000,538 on 5/2/2011 (a)	215,000,000	215,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $42,428,677 on 5/2/2011 (b)	42,428,571	42,428,571
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $704,002,347 on 5/2/2011 (c)	704,000,000	704,000,000
Citigroup, Inc., 0.03%, dated 4/29/2011, to be repurchased at $22,000,055 on 5/2/2011 (d)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $432,619,312 on 5/2/2011 (e)	432,618,951	432,618,951
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $233,000,743 on 5/2/2011 (f)	223,000,000	223,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $123,927,019 on 5/2/2011 (g)	123,926,503	123,926,503
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $252,000,840 on 5/2/2011 (h)	252,000,000	252,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $441,001,838 on 5/2/2011 (i)	441,000,000	441,000,000
The Goldman Sachs & Co., 0.06%, dated 4/28/2011, to be repurchased at $300,003,500 on 5/5/2011 (j)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,755,974,025)		2,755,974,025

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,733,891,028)+	102.9	5,733,891,028
Other Assets and Liabilities, Net	(2.9)	(162,027,136)
Net Assets	100.0	5,571,863,892

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $5,733,891,028.

(a) Collateralized by $207,105,300 US Treasury Note, 3.125%, maturing on 9/30/2013 with a value of $219,300,094.

(b) Collateralized by $45,241,800 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $43,277,165.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
522,522,000	Federal Home Loan Mortgage Corp.	1.65-5.5	4/28/2014- 4/8/2030	546,732,677
161,294,000	Federal National Mortgage Association	3.25-4.75	2/21/2013- 4/9/2013	171,348,112
Total Collateral Value				718,080,789

(d) Collateralized by $22,443,000 Federal Home Loan Bank, maturing on 7/29/2011 with a value of $22,440,082.

(e) Collateralized by $531,439,126 US Treasury STRIPS, maturing on 11/15/2013-2/15/2020 with a value of $441,272,531.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
185,181,947	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	7/15/2015- 8/15/2039	192,999,725
54,470,688	Federal Home Loan Mortgage Corp. — Interest only	5.281	1/15/2039	5,749,091
7,680,197	Federal Home Loan Mortgage Corp. — Principal only	Zero Coupon	11/15/2036- 5/15/2037	6,713,414
23,268,926	Federal National Mortgage Association	0.513-6.47	2/25/2029- 6/25/2037	22,905,889
Total Collateral Value				228,368,119

(g) Collateralized by $124,768,369 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-4.5%, with various maturity dates of 3/1/2039-12/1/2040 with a value of $126,405,034.

(h) Collateralized by $242,597,416 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 3/1/2038-4/1/2041 with a value of $257,040,001.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,370,889	Federal Home Loan Mortgage Corp.	4.0-5.5	4/15/2040- 4/15/2041	21,981,083
491,792,871	Federal Home Loan Mortgage Corp. — Interest only	5.781-6.431	9/15/2033- 11/15/2038	77,032,731
210,576,230	Federal National Mortgage Association	Zero Coupon — 5.5	6/25/2021- 3/25/2041	213,820,002
914,052,013	Federal National Mortgage Association — Interest only	5.787-6.266	6/25/2038- 1/25/2041	136,986,185
Total Collateral Value				449,820,001

(j) Collateralized by $295,084,262 Federal National Mortgage Association, with various coupon rates from 3.5-4.5%, with various maturity dates of 10/25/2039-2/25/2041 with a value of $306,000,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (k)	$—	$2,977,917,003	$—	$2,977,917,003
Repurchase Agreements	—	2,755,974,025	—	2,755,974,025
Total	$—	$5,733,891,028	$—	$5,733,891,028

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$2,977,917,003
Repurchase agreements, valued at amortized cost	2,755,974,025
Total investments, valued at amortized cost	5,733,891,028
Receivable for Fund shares sold	142,451
Interest receivable	3,670,502
Due from Advisor	136,428
Other assets	95,442
Total assets	5,737,935,851
Liabilities
Payable for investments purchased	164,991,321
Payable for Fund shares redeemed	126,472
Distributions payable	106,265
Accrued management fee	99,239
Other accrued expenses and payables	748,662
Total liabilities	166,071,959
Net assets, at value	$5,571,863,892
Net Assets Consist of
Undistributed net investment income	201,484
Accumulated net realized gain (loss)	(602,497)
Paid-in capital	5,572,264,905
Net assets, at value	$5,571,863,892

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Government & Agency Securities Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($284,348,907 ÷ 284,368,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($19,057,230 ÷ 19,058,540 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($33,261,953 ÷ 33,264,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government & Agency Money Fund Net Asset Value, offering and redemption price per share ($170,093,183 ÷ 170,104,883 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government Cash Institutional Shares Net Asset Value, offering and redemption price per share ($4,771,880,106 ÷ 4,772,208,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Government Cash Managed Shares Net Asset Value, offering and redemption price per share ($179,819,975 ÷ 179,832,348 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($113,402,538 ÷ 113,410,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$9,770,345
Expenses: Management fee	2,506,115
Administration fee	4,222,727
Services to shareholders	1,845,325
Custodian fee	76,975
Distribution and service fees	3,146,324
Professional fees	150,210
Trustees' fees and expenses	127,065
Reports to shareholders	10,937
Registration fees	141,522
Other	393,329
Total expenses before expense reductions	12,620,529
Expense reductions	(5,190,147)
Total expenses after expense reductions	7,430,382
Net investment income	2,339,963
Net realized gain (loss) from investments	(602,497)
Net increase (decrease) in net assets resulting from operations	$1,737,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$2,339,963	$18,279,158
Net realized gain (loss)	(602,497)	683,254
Net increase in net assets resulting from operations	1,737,466	18,962,412
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(29,745)	(30,842)
Davidson Cash Equivalent Shares	(2,133)	(2,419)
Davidson Cash Equivalent Plus Shares	(5,528)	(3,042)
DWS Government & Agency Money Fund	(28,169)	(168,152)
DWS Government Cash Institutional Shares	(2,230,405)	(17,853,361)
Government Cash Managed Shares	(21,680)	(46,318)
Premier Money Market Shares	—	(176,438)
Service Shares	(12,160)	(13,091)
Net realized gains: Capital Assets Funds Shares	—	(34,871)
Davidson Cash Equivalent Shares	—	(2,710)
Davidson Cash Equivalent Plus Shares	—	(2,843)
DWS Government & Agency Money Fund	—	(32,168)
DWS Government Cash Institutional Shares	—	(1,560,440)
Government Cash Managed Shares	—	(38,058)
Premier Money Market Shares	—	(242,870)
Service Shares	—	(14,378)
Total distributions	(2,329,820)	(20,222,001)
Fund share transactions: Proceeds from shares sold	38,138,317,757	89,328,240,895
Reinvestment of distributions	1,201,174	9,173,740
Cost of shares redeemed	(40,469,462,394)	(101,467,650,200)
Net increase (decrease) in net assets from Fund share transactions	(2,329,943,463)	(12,130,235,565)
Increase (decrease) in net assets	(2,330,535,817)	(12,131,495,154)
Net assets at beginning of period	7,902,399,709	20,033,894,863
Net assets at end of period (including undistributed net investment income of $201,484 and $191,341, respectively)	$5,571,863,892	$7,902,399,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Government & Agency Securities Portfolio Capital Assets Funds Shares
Years Ended April 30,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.007		.036	.043
Net realized and unrealized gain (loss)	(.000	)*	.000	*	.000	*	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.007		.036	.043
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.007)		(.036)	(.043)
Net realized gain	—		(.000	)*	—		—	—
Total distributions	(.000	)*	(.000	)*	(.007)		(.036)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01		.02		.75		3.67	4.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	284		304		280		199	76
Ratio of expenses before expense reductions (%)	1.01		1.03		1.03		1.03	1.05
Ratio of expenses after expense reductions (%)	.22		.30		.92		1.01	1.00
Ratio of net investment income (%)	.01		.01		.60	b	3.44	4.30
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Amount is less than $.0005.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 37-48. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio Capital Assets Funds Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.008	.024	.026
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	(.000 )*
Total from investment operations	.000	*	.000	*	.008	.024	.026
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.008)	(.024)	(.026)
Net realized gain	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.008)	(.024)	(.026)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.01		.83	2.38	2.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		18		26	17	18
Ratio of expenses before expense reductions (%)	1.02		1.03		1.03	1.02	1.04
Ratio of expenses after expense reductions (%)	.35		.46		.96	1.00	1.00
Ratio of net investment income (%)	.01		.01		.82	2.32	2.61
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Funds").

Money Market Portfolio offers six classes of shares: Capital Assets Funds Shares, Capital Assets Funds Preferred Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Premium Reserve Money Market Shares and Service Shares. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio offers seven classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares.

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than Capital Assets Funds Shares and Capital Assets Funds Preferred Shares, are provided separately and are available upon request.

Each Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds value all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Funds have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Funds' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each of the Funds' policies is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At April 30, 2011, DWS Government & Agency Securities Portfolio had a net tax basis capital loss carryforward of approximately $602,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2019 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Funds have reviewed the tax positions for the open tax years as of April 30, 2011 and have determined that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Each Fund may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At April 30, 2011, the Funds' components of distributable earnings on a tax basis are as follows:
Money Market Portfolio: Undistributed ordinary income*	$39,083
Government & Agency Securities Portfolio: Undistributed ordinary income*	$307,749
Capital loss carryforwards	$(602,000)
Tax-Exempt Portfolio: Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:
	Years Ended April 30,
Portfolio	2011	2010
Money Market Portfolio: Distributions from ordinary income*	$399,900	$2,172,594
Government & Agency Securities Portfolio: Distributions from ordinary income*	$2,329,820	$20,222,001
Tax-Exempt Portfolio: Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement for Money Market Portfolio. Under an Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of Money Market Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement to the Money Market Portfolio. The Money Market Portfolio pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Money Market Portfolio based on its relative net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $500 million of the Funds' combined average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Management Agreement for Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Under an Amended and Restated Investment Management Agreement with the Advisor, the Advisor directs the investments of Government & Agency Securities Portfolio and Tax-Exempt Portfolio in accordance with their respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund.

The Government & Agency Securities Portfolio and Tax-Exempt Portfolio pay a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Government & Agency Securities Portfolio and Tax-Exempt Portfolio based on their relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

The Advisor has agreed to contractually reduce its management fee for the Government & Agency Securities Portfolio such that the annual effective rate is limited to 0.05% of the Government & Agency Securities Portfolio's average daily net assets.

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Capital Assets Funds Shares of the Tax-Exempt Portfolio, and for Capital Assets Funds Preferred Shares of the Money Market Portfolio to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.03% and 0.60%, respectively.

The Advisor has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

Accordingly, for the year ended April 30, 2011, the Advisor waived a portion of its management fee on the Government & Agency Securities Portfolio aggregating $713,093, and the amount charged aggregated $1,793,022.

For the year ended April 30, 2011, the Funds incurred management fees equivalent to the following annual effective rates of each Fund's average daily net assets:
Fund	Annual Effective Rate
Money Market Portfolio	.16%
Government & Agency Securities Portfolio	.04%
Tax-Exempt Portfolio	.06%

In addition, the Advisor and Pension Financial Services, Inc., the sole sub-distributor, have agreed to voluntarily waive additional expenses. These waivers may be changed or terminated at any time without notice. Under these arrangements, certain expenses were waived on Capital Assets Funds Shares for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, and on Capital Assets Funds Preferred Shares for Money Market Portfolio.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Government & Agency Securities Portfolio and Tax-Exempt Portfolio. For all services provided under the Administrative Services Agreement, each of these two Funds pays the Advisor an annual fee ("Administration Fee") of 0.10% of each of these two Funds' average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee from the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio was as follows:
Fund	Administration Fee	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$4,222,727	$388,699
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DISC were as follows:
Money Market Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$2,080,639	$876,994	$307,215
Capital Assets Funds Preferred Shares	39,377	5,147	1,069
Davidson Cash Equivalent Shares	40,021	16,669	6,168
Davidson Cash Equivalent Plus Shares	4,140	1,364	470
Premier Money Market Shares	126,996	39,884	—
Premium Reserve Money Market Shares	85,973	—	30,586
Service Shares	3,662,660	1,457,787	594,910
	$6,039,806	$2,397,845	$940,418

Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$719,797	$567,755	$74,011
Davidson Cash Equivalent Shares	53,615	42,434	4,461
Davidson Cash Equivalent Plus Shares	107,807	80,013	10,625
DWS Government & Agency Money Fund	183,413	87,726	38,977
DWS Government Cash Institutional Shares	268,801	268,801	—
Government Cash Managed Shares	153,563	42,737	35,695
Service Shares	303,676	241,264	21,188
	$1,790,672	$1,330,730	$184,957

Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Money Market Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,755,491	$2,755,491	.00%	.33%
Capital Assets Funds Preferred Shares	52,348	52,348	.00%	.20%
Davidson Cash Equivalent Shares	45,045	45,045	.00%	.30%
Davidson Cash Equivalent Plus Shares	4,430	4,430	.00%	.25%
Premier Money Market Shares	126,560	126,560	.00%	.25%
Service Shares	8,684,015	8,684,015	.00%	.60%
	$11,667,889	$11,667,889

Government & Agency Securities Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$981,550	$981,550	.00%	.33%
Davidson Cash Equivalent Shares	63,985	63,985	.00%	.30%
Davidson Cash Equivalent Plus Shares	138,178	138,178	.00%	.25%
Service Shares	729,893	729,893	.00%	.60%
	$1,913,606	$1,913,606

Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Money Market Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,087,493	$2,087,493	.00%	.25%
Capital Assets Funds Preferred Shares	26,174	26,174	.00%	.10%
Davidson Cash Equivalent Shares	37,537	37,537	.00%	.25%
Davidson Cash Equivalent Plus Shares	3,544	3,544	.00%	.20%
Premier Money Market Shares	126,561	126,561	.00%	.25%
Premium Reserve Money Market Shares	160,827	147,274	.02%	.25%
	$2,442,136	$2,428,583

Government & Agency Securities Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$743,598	$743,598	.00%	.25%
Davidson Cash Equivalent Shares	53,321	53,321	.00%	.25%
Davidson Cash Equivalent Plus Shares	110,542	110,542	.00%	.20%
Government Cash Managed Shares	325,257	325,257	.00%	.15%
	$1,232,718	$1,232,718

Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DIMA included in the Statement of Operations under "reports to shareholders" were as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Money Market Portfolio	$46,559	$16,156
Government & Agency Securities Portfolio	$10,937	$10,937
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Funds paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Funds:

Money Market Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	839,154,629	$839,154,629	751,023,837	$751,023,837
Capital Assets Funds Preferred Shares	16,426,872	16,426,872	46,317,102	46,317,102
Davidson Cash Equivalent Shares	3,734,002	3,734,002	4,223,891	4,223,891
Davidson Cash Equivalent Plus Shares	870,248	870,248	1,119,054	1,119,054
Institutional Money Market Shares*	—	—	878,782,978	878,782,978
Premier Money Market Shares***	44,284,933	44,284,933	564,549,506	564,549,506
Premium Reserve Money Market Shares	111,139,828	111,139,828	250,797,721	250,797,721
Service Shares	1,791,610,827	1,791,610,827	1,256,750,880	1,256,750,880
		$2,807,221,339		$3,753,564,969
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	187,455	$187,455	511,699	$511,699
Capital Assets Funds Preferred Shares	13,160	13,160	34,310	34,310
Davidson Cash Equivalent Shares	1,863	1,863	6,909	6,909
Davidson Cash Equivalent Plus Shares	220	220	997	997
Institutional Money Market Shares*	—	—	781,281	781,281
Institutional Select Money Market Shares**	—	—	17	17
Premier Money Market Shares***	4,160	4,160	259,732	259,732
Premium Reserve Money Market Shares	5,371	5,371	141,496	141,496
Service Shares	183,305	183,305	349,720	349,720
		$395,534		$2,086,161
Shares redeemed
Capital Assets Funds Shares	(890,506,653)	$(890,506,653)	(773,833,097)	$(773,833,097)
Capital Assets Funds Preferred Shares	(64,951,835)	(64,951,835)	(42,319,981)	(42,319,981)
Davidson Cash Equivalent Shares	(8,417,805)	(8,417,805)	(15,960,223)	(15,960,223)
Davidson Cash Equivalent Plus Shares	(1,850,907)	(1,850,907)	(3,704,435)	(3,704,435)
Institutional Money Market Shares*	—	—	(1,394,027,289)	(1,394,027,289)
Institutional Select Money Market Shares**	—	—	(10,576)	(10,576)
Premier Money Market Shares***	(163,286,900)	(163,286,900)	(2,466,530,608)	(2,466,530,608)
Premium Reserve Money Market Shares	(119,115,201)	(119,115,201)	(592,438,461)	(592,438,461)
Service Shares	(1,368,490,287)	(1,368,490,287)	(1,157,527,651)	(1,157,527,651)
		$(2,616,619,588)		$(6,446,352,321)
Net increase (decrease)
Capital Assets Funds Shares	(51,164,569)	$(51,164,569)	(22,297,561)	$(22,297,561)
Capital Assets Funds Preferred Shares	(48,511,803)	(48,511,803)	4,031,431	4,031,431
Davidson Cash Equivalent Shares	(4,681,940)	(4,681,940)	(11,729,423)	(11,729,423)
Davidson Cash Equivalent Plus Shares	(980,439)	(980,439)	(2,584,384)	(2,584,384)
Institutional Money Market Shares*	—	—	(514,463,030)	(514,463,030)
Institutional Select Money Market Shares**	—	—	(10,559)	(10,559)
Premier Money Market Shares***	(118,997,807)	(118,997,807)	(1,901,721,370)	(1,901,721,370)
Premium Reserve Money Market Shares	(7,970,002)	(7,970,002)	(341,499,244)	(341,499,244)
Service Shares	423,303,845	423,303,845	99,572,949	99,572,949
		$190,997,285		$(2,690,701,191)

* The Institutional Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

** The Institutional Select Money Market Shares class was liquidated on October 27, 2009 and is no longer offered.

*** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	628,481,114	$628,481,114	649,627,293	$649,627,293
Davidson Cash Equivalent Shares	24,463,758	24,463,758	14,397,365	14,397,365
Davidson Cash Equivalent Plus Shares	275,786,862	275,786,862	185,485,990	185,485,990
DWS Government & Agency Money Fund	72,103,322	72,103,322	105,758,351	105,758,351
DWS Government Cash Institutional Shares	34,835,288,142	34,835,288,142	86,737,251,385	86,737,251,385
Government Cash Managed Shares	2,032,853,974	2,032,853,974	1,141,762,346	1,141,762,346
Premier Money Market Shares****	—	—	265,266,569	265,266,569
Service Shares	269,340,585	269,340,585	228,691,596	228,691,596
		$38,138,317,757		$89,328,240,895
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	29,657	$29,657	65,880	$65,880
Davidson Cash Equivalent Shares	2,127	2,127	5,141	5,141
Davidson Cash Equivalent Plus Shares	5,509	5,509	5,913	5,913
DWS Government & Agency Money Fund	27,796	27,796	195,740	195,740
DWS Government Cash Institutional Shares	1,118,270	1,118,270	8,526,918	8,526,918
Government Cash Managed Shares	5,696	5,696	8,301	8,301
Premier Money Market Shares****	—	—	338,346	338,346
Service Shares	12,119	12,119	27,501	27,501
		$1,201,174		$9,173,740
Shares redeemed
Capital Assets Funds Shares	(648,126,914)	$(648,126,914)	(625,330,611)	$(625,330,611)
Davidson Cash Equivalent Shares	(25,307,057)	(25,307,057)	(23,739,455)	(23,739,455)
Davidson Cash Equivalent Plus Shares	(292,761,983)	(292,761,983)	(158,769,431)	(158,769,431)
DWS Government & Agency Money Fund	(134,495,012)	(134,495,012)	(198,527,517)	(198,527,517)
DWS Government Cash Institutional Shares	(36,963,523,481)	(36,963,523,481)	(94,492,111,010)	(94,492,111,010)
Government Cash Managed Shares	(2,132,755,829)	(2,132,755,829)	(1,338,740,329)	(1,338,740,329)
Premier Money Market Shares****	—	—	(4,366,260,819)	(4,366,260,819)
Service Shares	(272,492,118)	(272,492,118)	(264,171,028)	(264,171,028)
		$(40,469,462,394)		$(101,467,650,200)
Net increase (decrease)
Capital Assets Funds Shares	(19,616,143)	$(19,616,143)	24,362,562	$24,362,562
Davidson Cash Equivalent Shares	(841,172)	(841,172)	(9,336,949)	(9,336,949)
Davidson Cash Equivalent Plus Shares	(16,969,612)	(16,969,612)	26,722,472	26,722,472
DWS Government & Agency Money Fund	(62,363,894)	(62,363,894)	(92,573,426)	(92,573,426)
DWS Government Cash Institutional Shares	(2,127,117,069)	(2,127,117,069)	(7,746,332,707)	(7,746,332,707)
Government Cash Managed Shares	(99,896,159)	(99,896,159)	(196,969,682)	(196,969,682)
Premier Money Market Shares****	—	—	(4,100,655,904)	(4,100,655,904)
Service Shares	(3,139,414)	(3,139,414)	(35,451,931)	(35,451,931)
		$(2,329,943,463)		$(12,130,235,565)

**** The Premier Money Market Shares Class was liquidated on February 16, 2010 and is no longer offered.

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*****	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*****	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*****	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*****	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

***** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statements of assets and liabilities of Cash Account Trust (the "Trust") (comprising the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio) (collectively, the "Portfolios"), including the investment portfolios, as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of Cash Account Trust at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

For the Money Market Portfolio, a total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Government & Agency Securities Portfolio, a total of 44% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Tax-Exempt Portfolio, of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

Notes

Notes

Notes

ANNUAL REPORT TO SHAREHOLDERS

Davidson Cash Equivalent Shares

Money Market Portfolio

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Davidson Cash Equivalent Plus Shares

Money Market Portfolio

Government & Agency Securities Portfolio

April 30, 2011

Contents
3 Portfolio Management Review
7 Information About Each Fund's Expenses
DWS Money Market Portfolio
9 Portfolio Summary
10 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
23 Financial Highlights
DWS Government & Agency Securities Portfolio
25 Portfolio Summary
26 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Changes in Net Assets
35 Financial Highlights
DWS Tax-Exempt Portfolio
37 Portfolio Summary
38 Investment Portfolio
50 Statement of Assets and Liabilities
52 Statement of Operations
53 Statement of Changes in Net Assets
55 Financial Highlights
56 Notes to Financial Statements
73 Report of Independent Registered Public Accounting Firm
74 Tax Information
75 Summary of Management Fee Evaluation by Independent Fee Consultant
79 Summary of Administrative Fee Evaluation by Independent Fee Consultant
80 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the funds may have a significant adverse effect on the share prices of all classes of shares of the funds. See the prospectus for specific details regarding the funds' risk profile.

The funds' policies and procedures for voting proxies for portfolio securities and information about how the funds voted proxies related to their portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the funds' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the funds' most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the funds during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

For the Money Market Portfolio, with yields trending lower through most of the period, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high-quality and liquidity purposes. We also maintained a conservative average maturity, with portfolio assets broadly diversified among a number of sectors, including banks, asset-backed securities, commercial paper and sovereign debt.4,5 Toward the end of the period, we permitted the fund's average maturity to shorten, as we believed that money market yields could move up if Congress again raises the US debt ceiling.

For the Government & Agency Securities Portfolio, we maintained an increased focus on overnight repurchase agreements and one- to three-month government and agency securities, as we believe that there was not a great deal of value in longer-maturity issues during the period ending April 30, 2011.6

For the Tax-Exempt Portfolio, in light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period ending April 30, 2011, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)7 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the funds.

Negative Contributors to Fund Performance

For all three funds, the types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost each fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the funds.8 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the funds' $1.00 share price. The credit quality of the funds' holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the funds' share price. The funds' share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the funds' risk profile.
	7-Day Current Yield
Money Market Portfolio — Davidson Cash Equivalent Shares	0.01	%*
Government & Agency Securities Portfolio — Davidson Cash Equivalent Shares	0.01	%*
Tax-Exempt Portfolio — Davidson Cash Equivalent Shares	0.01	%*
(Equivalent Taxable Yield)	0.02	%**
Money Market Portfolio — Davidson Cash Equivalent Plus Shares	0.01	%*
Government & Agency Securities Portfolio — Davidson Cash Equivalent Plus Shares	0.01	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the funds over a 7-day period expressed as an annual percentage rate of the funds' shares outstanding. For the most current yield information, call (800) 332-5915.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield for Davidson Cash Equivalent Shares would have been -0.75%, -0.72% and -0.55% for the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio, respectively, and -0.71% and -0.45% for Davidson Cash Equivalent Plus Shares for the Money Market Portfolio and Government & Agency Securities Portfolio, respectively, as of April 30, 2011.
** The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 Asset-backed securities are securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. Commercial paper is an unsecured, short-term debt instrument issued by a corporation, typically for the financing of accounts receivable, inventories and meeting short-term liabilities. Maturities on commercial paper rarely range any longer than 270 days. The debt is usually issued at a discount, reflecting prevailing market interest rates. Sovereign debt is bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth.

6 Overnight repurchase agreements — a form of short-term borrowing whereby a government security is sold on an overnight basis and purchased back the next day.

7 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

8 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Each Fund's Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Funds limited these expenses; had they not done so, expenses would have been higher for the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate each Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Davidson Cash Equivalent Shares
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.08	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.64	$.89	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,023.16	$1,023.90	$1,023.16
Expenses Paid per $1,000*	$1.66	$.90	$1.66

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Davidson Cash Equivalent Shares	.33%	.18%	.33%

For more information, please refer to each Fund's prospectus.

Davidson Cash Equivalent Plus Shares
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Money Market Portfolio	Government & Agency Securities Portfolio
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.08	$1,000.05
Expenses Paid per $1,000*	$1.64	$.89
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,023.16	$1,023.90
Expenses Paid per $1,000*	$1.66	$.90

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Money Market Portfolio	Government & Agency Securities Portfolio
Davidson Cash Equivalent Plus Shares	.33%	.18%

For more information, please refer to each Fund's prospectus.

Portfolio Summary

Money Market Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Commercial Paper	34%	38%
Short-Term Notes	17%	26%
Repurchase Agreements	16%	12%
Certificates of Deposit and Bank Notes	16%	13%
Government & Agency Obligations	14%	10%
Time Deposits	3%	—
Supranational	—	1%
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Money Market Portfolio	48 days	41 days
iMoneyNet First Tier Retail Money Fund Average*	40 days	46 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 10-17. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Money Market Portfolio
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.8%
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	6,500,000	6,828,336
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	25,000,000	25,000,000
BNP Paribas:
0.35%, 8/8/2011	20,000,000	20,000,000
0.45%, 7/25/2011	7,000,000	6,999,834
0.55%, 5/13/2011	7,000,000	7,000,093
Credit Agricole SA, 0.3%, 8/4/2011	12,000,000	12,000,000
Dexia Credit Local:
0.24%, 5/3/2011	23,437,000	23,437,000
144A, 2.375%, 9/23/2011	8,000,000	8,055,854
International Finance Corp., 3.0%, 11/15/2011	6,000,000	6,084,144
KBC Bank NV, 0.3%, 5/6/2011	6,500,000	6,500,000
Landesbank Hessen-Thueringen Girozentrale:
0.2%, 5/12/2011	3,000,000	3,000,000
0.2%, 5/20/2011	6,000,000	6,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.33%, 5/20/2011	8,500,000	8,500,000
Mizuho Corporate Bank Ltd., 0.31%, 5/3/2011	12,000,000	12,000,000
Natixis, 0.22%, 6/24/2011	20,000,000	20,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	10,000,000	10,078,955
Nordea Bank Finland PLC:
0.27%, 6/28/2011	12,000,000	12,000,000
0.28%, 7/5/2011	25,000,000	25,000,226
0.44%, 6/30/2011	10,000,000	10,000,498
0.67%, 7/20/2011	15,000,000	15,008,950
Skandinaviska Enskilda Banken AB:
0.24%, 6/20/2011	25,000,000	25,000,000
0.25%, 6/10/2011	6,000,000	6,000,000
0.26%, 6/3/2011	15,000,000	15,000,000
0.26%, 6/6/2011	15,000,000	15,000,000
0.31%, 5/27/2011	18,000,000	18,000,000
Societe Generale:
0.2%, 7/5/2011	6,000,000	6,000,000
0.35%, 5/16/2011	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp.:
0.28%, 6/1/2011	28,000,000	28,000,000
0.3%, 5/3/2011	6,000,000	6,000,000
Svenska Handelsbanken AB:
0.24%, 7/6/2011	20,500,000	20,500,000
0.275%, 6/23/2011	15,000,000	15,000,055
Total Certificates of Deposit and Bank Notes (Cost $409,993,945)		409,993,945

Commercial Paper 34.6%
Issued at Discount**
Abbey National North America LLC, 0.3%, 6/27/2011	6,500,000	6,496,912
Alpine Securitization, 144A, 0.16%, 6/2/2011	40,000,000	39,994,311
Argento Variable Funding:
144A, 0.31%, 6/20/2011	15,000,000	14,993,542
144A, 0.319%, 5/3/2011	6,500,000	6,499,884
Atlantis One Funding Corp., 144A, 0.19%, 5/5/2011	25,000,000	24,999,472
Barclays Bank PLC, 0.31%, 5/26/2011	12,500,000	12,497,309
BPCE SA, 0.27%, 7/26/2011	9,000,000	8,994,195
Caisse d'Amortissement de la Dette Sociale:
0.22%, 8/5/2011	12,000,000	11,992,960
0.25%, 7/25/2011	18,000,000	17,989,375
0.27%, 5/31/2011	16,620,000	16,616,261
0.28%, 6/1/2011	12,800,000	12,796,914
0.29%, 5/31/2011	15,000,000	14,996,375
Chariot Funding LLC, 144A, 0.16%, 5/20/2011	20,000,000	19,998,311
Comcast Corp., 0.31%, 5/6/2011	10,000,000	9,999,569
Eksportfinans ASA, 0.15%, 5/5/2011	37,500,000	37,499,375
ENI Coordination Center SA, 0.3%, 5/26/2011	12,500,000	12,497,396
Google, Inc., 0.4%, 9/16/2011	8,000,000	7,987,733
Grampian Funding LLC:
144A, 0.26%, 7/14/2011	10,000,000	9,994,656
144A, 0.26%, 7/19/2011	3,000,000	2,998,288
144A, 0.27%, 7/8/2011	12,000,000	11,993,880
144A, 0.27%, 7/11/2011	25,000,000	24,986,688
144A, 0.28%, 7/7/2011	10,000,000	9,994,789
144A, 0.28%, 7/8/2011	13,000,000	12,993,124
Johnson & Johnson:
144A, 0.18%, 6/3/2011	12,850,000	12,847,880
144A, 0.19%, 8/22/2011	15,000,000	14,991,054
Kells Funding LLC:
144A, 0.33%, 5/9/2011	6,000,000	5,999,560
144A, 0.35%, 5/18/2011	3,000,000	2,999,504
144A, 0.35%, 6/6/2011	6,000,000	5,997,900
144A, 0.36%, 5/17/2011	18,000,000	17,997,120
144A, 0.37%, 6/17/2011	15,000,000	14,992,754
144A, 0.38%, 6/17/2011	12,000,000	11,994,047
144A, 0.39%, 7/5/2011	10,000,000	9,992,958
144A, 0.39%, 9/6/2011	13,750,000	13,730,933
144A, 0.4%, 7/1/2011	8,000,000	7,994,578
LMA Americas LLC, 144A, 0.17%, 5/9/2011	6,000,000	5,999,773
Market Street Funding LLC, 144A, 0.27%, 5/16/2011	12,419,000	12,417,603
Natixis Commercial Paper Corp., 0.3%, 7/12/2011	12,500,000	12,492,500
Nieuw Amsterdam Receivables Corp.:
144A, 0.24%, 6/2/2011	13,500,000	13,497,120
144A, 0.25%, 5/6/2011	12,000,000	11,999,583
NRW.Bank:
0.19%, 6/28/2011	13,500,000	13,495,868
0.22%, 7/14/2011	6,000,000	5,997,287
0.275%, 6/10/2011	8,000,000	7,997,556
0.3%, 5/2/2011	12,000,000	11,999,900
0.3%, 5/3/2011	30,000,000	29,999,500
0.3%, 5/23/2011	12,500,000	12,497,708
Procter & Gamble Co., 0.19%, 6/3/2011	16,513,000	16,510,124
Regency Markets No. 1 LLC, 144A, 0.19%, 5/25/2011	26,000,000	25,996,707
Romulus Funding Corp., 144A, 0.3%, 5/24/2011	3,000,000	2,999,425
Sanofi-Aventis SA, 0.3%, 8/15/2011	12,500,000	12,488,958
SBAB Bank AB:
144A, 0.35%, 7/19/2011	6,000,000	5,995,392
144A, 0.37%, 7/13/2011	12,500,000	12,490,622
144A, 0.39%, 6/9/2011	12,000,000	11,994,930
144A, 0.39%, 7/5/2011	12,500,000	12,491,198
144A, 0.4%, 6/23/2011	6,000,000	5,996,467
Scaldis Capital LLC:
0.32%, 5/20/2011	5,000,000	4,999,156
0.32%, 6/2/2011	9,000,000	8,997,440
Shell International Finance BV, 0.4%, 5/2/2011	5,000,000	4,999,944
Skandinaviska Enskilda Banken AB, 0.3%, 5/6/2011	15,000,000	14,999,375
Standard Chartered Bank, 0.29%, 5/24/2011	20,000,000	19,996,294
Straight-A Funding LLC, 144A, 0.25%, 5/2/2011	15,000,000	14,999,896
Svenska Handelsbanken AB, 0.28%, 5/18/2011	6,000,000	5,999,207
Swedbank AB:
0.26%, 7/27/2011	12,000,000	11,992,460
0.27%, 7/11/2011	10,000,000	9,994,675
0.27%, 7/26/2011	10,000,000	9,993,550
0.285%, 5/23/2011	12,000,000	11,997,910
0.3%, 5/13/2011	28,000,000	27,997,200
0.34%, 7/5/2011	20,000,000	19,987,722
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	12,500,000	12,485,253
Total Commercial Paper (Cost $894,147,910)		894,147,910

Short-Term Notes* 17.7%
Abbey National Treasury Services PLC:
0.38%, 4/16/2012	18,000,000	18,000,000
0.49%, 11/2/2011	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.33%, 1/20/2012	12,500,000	12,500,000
Bank of Nova Scotia:
0.22%, 8/25/2011	16,500,000	16,500,000
0.27%, 9/12/2011	7,000,000	7,000,000
0.35%, 12/8/2011	8,000,000	8,000,000
Barclays Bank PLC, 0.533%, 7/19/2011	15,000,000	15,000,000
BNP Paribas, 0.492%, 8/22/2011	25,000,000	25,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	26,000,000	25,996,945
Canadian Imperial Bank of Commerce:
0.18%, 5/12/2011	20,000,000	20,000,000
0.292%, 4/26/2012	21,600,000	21,600,000
Commonwealth Bank of Australia, 144A, 0.331%, 2/3/2012	12,000,000	12,000,000
Credit Suisse, 0.19%, 6/3/2011	12,000,000	12,000,000
JPMorgan Chase Bank NA, 0.211%, 5/31/2011	11,500,000	11,500,000
Kells Funding LLC:
144A, 0.318%, 8/15/2011	12,500,000	12,500,000
144A, 0.342%, 2/24/2012	13,750,000	13,750,000
144A, 0.383%, 12/1/2011	10,000,000	10,000,000
National Australia Bank Ltd.:
0.261%, 10/5/2011	12,500,000	12,500,000
0.291%, 6/10/2011	15,000,000	15,000,000
Nordea Bank Finland PLC:
0.56%, 2/3/2012	3,000,000	3,004,662
0.574%, 10/20/2011	12,500,000	12,517,260
0.58%, 10/14/2011	10,000,000	10,013,284
Rabobank Nederland NV:
0.263%, 5/13/2011	14,000,000	14,000,001
0.307%, 4/24/2012	7,750,000	7,749,616
0.311%, 1/10/2012	8,000,000	8,000,000
144A, 0.384%, 3/16/2012	12,000,000	12,000,000
144A, 0.458%, 9/28/2011	6,000,000	6,003,687
Royal Bank of Canada, 0.31%, 8/12/2011	11,300,000	11,300,000
Societe Generale, 0.32%, 5/19/2011	24,000,000	24,000,000
Westpac Banking Corp.:
0.27%, 10/12/2011	16,000,000	16,000,000
0.293%, 6/1/2011	8,000,000	8,000,000
0.321%, 5/9/2012	17,000,000	17,000,000
144A, 0.323%, 10/28/2011	12,000,000	12,001,367
0.36%, 1/10/2012	14,000,000	14,000,000
Total Short-Term Notes (Cost $456,936,822)		456,936,822

Government & Agency Obligations 13.9%
Foreign Government Obligations 0.5%
Kingdom of Denmark, 2.75%, 11/15/2011	11,500,000	11,643,626
Other Government Related (a) 1.6%
European Investment Bank:
0.24%, 6/28/2011	13,000,000	12,994,973
2.625%, 5/16/2011	7,000,000	7,006,628
2.625%, 11/15/2011	22,000,000	22,267,637
		42,269,238
US Government Sponsored Agencies 5.5%
Federal Farm Credit Bank:
0.223%*, 11/2/2011	12,250,000	12,249,690
0.259%**, 10/20/2011	5,000,000	4,993,789
0.259%**, 4/4/2012	5,000,000	4,987,758
0.319%**, 12/16/2011	10,200,000	10,179,237
Federal Home Loan Bank:
0.24%, 10/28/2011	14,000,000	13,995,584
0.25%, 10/28/2011	14,000,000	13,999,429
0.268%**, 9/12/2011	10,000,000	9,989,950
0.54%, 5/24/2011	4,400,000	4,400,022
1.0%, 12/28/2011	10,000,000	10,053,762
Federal National Mortgage Association:
0.113%*, 7/27/2011	12,500,000	12,498,033
0.159%**, 11/21/2011	15,000,000	14,986,400
0.182%**, 6/16/2011	12,500,000	12,497,045
4.68%, 6/15/2011	7,000,000	7,038,043
5.375%, 11/15/2011	10,000,000	10,280,209
		142,148,951
US Treasury Obligations 6.3%
US Treasury Bills:
0.155%**, 7/28/2011	996,000	995,623
0.16%**, 9/1/2011	12,500,000	12,493,167
US Treasury Notes:
0.875%, 5/31/2011	39,500,000	39,518,687
0.875%, 1/31/2012	13,500,000	13,567,775
1.0%, 9/30/2011	37,000,000	37,117,154
4.5%, 11/30/2011	7,000,000	7,170,545
4.625%, 8/31/2011	27,500,000	27,899,749
4.625%, 10/31/2011	17,000,000	17,369,535
5.125%, 6/30/2011	7,500,000	7,560,710
		163,692,945
Total Government & Agency Obligations (Cost $359,754,760)		359,754,760

Time Deposits 2.6%
Citibank NA, 0.13%, 5/5/2011	58,000,000	58,000,000
National Australia Bank Ltd., 0.08%, 5/2/2011	9,315,483	9,315,483
Total Time Deposits (Cost $67,315,483)		67,315,483

Municipal Bonds and Notes 0.2%
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.32%***, 10/1/2037, LOC: Branch Banking & Trust (Cost $4,085,000)	4,085,000	4,085,000

Repurchase Agreements 16.2%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $5,000,012 on 5/2/2011 (b)	5,000,000	5,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $39,285,813 on 5/2/2011 (c)	39,285,715	39,285,715
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $124,000,413 on 5/2/2011 (d)	124,000,000	124,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $64,281,482 on 5/2/2011 (e)	64,281,428	64,281,428
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $23,000,077 on 5/2/2011 (f)	23,000,000	23,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $15,000,062 on 5/2/2011 (g)	15,000,000	15,000,000
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $142,000,473 on 5/2/2011 (h)	142,000,000	142,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $6,000,025 on 5/2/2011 (i)	6,000,000	6,000,000
Total Repurchase Agreements (Cost $418,567,143)		418,567,143

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,610,801,063)+	101.0	2,610,801,063
Other Assets and Liabilities, Net	(1.0)	(24,871,551)
Net Assets	100.0	2,585,929,512

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

+ The cost for federal income tax purposes was $2,610,801,063.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $5,100,300 US Treasury Bill, maturing on 7/7/2011 with a value of $5,100,045.

(c) Collateralized by $41,890,600 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $40,071,491.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,000,000	Federal Home Loan Bank	3.125	3/11/2016	30,474,263
91,202,000	Federal National Mortgage Association	2.625	11/20/2014	96,010,512
Total Collateral Value				126,484,775

(e) Collateralized by $87,016,788 US Treasury STRIPS, with various maturity dates of 5/15/2019-8/15/2020 with a value of $65,568,029.

(f) Collateralized by $23,827,802 Federal Home Loan Mortgage Corp., with various coupon rates from 2.0-2.75%, with various maturity dates of 11/15/2038-9/15/2040 with a value of $23,464,662.

(g) Collateralized by $14,787,810 Federal Home Loan Mortgage Corp., 3.295%, maturing on 1/1/2041 with a value of $15,300,001.

(h) Collateralized by $138,402,899 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 8/1/2038-4/1/2041 with a value of $144,840,000.

(i) Collateralized by $7,977,887 Federal National Mortgage Association — Principal Only, with various maturity dates of 3/25/2036-5/25/2040 with a value of $6,120,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying morgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (j)	$—	$2,192,233,920	$—	$2,192,233,920
Repurchase Agreements	—	418,567,143	—	418,567,143
Total	$—	$2,610,801,063	$—	$2,610,801,063

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(j) See Investment Portfolio for additional categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Money Market Portfolio
Investments: Investments in securities, valued at amortized cost	$2,192,233,920
Repurchase agreements, valued at amortized cost	418,567,143
Total investments, valued at amortized cost	2,610,801,063
Cash	2,856
Receivable for Fund shares sold	3,963
Interest receivable	2,616,479
Due from Advisor	16,735
Other assets	93,812
Total assets	2,613,534,908
Liabilities
Payable for investments purchased	25,996,945
Payable for Fund shares redeemed	22,024
Accrued management fee	322,306
Other accrued expenses and payables	1,264,121
Total liabilities	27,605,396
Net assets, at value	$2,585,929,512
Net Assets Consist of
Undistributed net investment income	39,083
Paid-in capital	2,585,890,429
Net assets, at value	$2,585,929,512

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Money Market Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($845,877,944 ÷ 845,573,745 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Capital Assets Funds Preferred Shares Net Asset Value, offering and redemption price per share ($4,717,958 ÷ 4,716,261 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($13,123,785 ÷ 13,119,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($1,311,279 ÷ 1,310,807 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Premium Reserve Money Market Shares Net Asset Value, offering and redemption price per share ($61,599,618 ÷ 61,577,466 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($1,659,298,928 ÷ 1,658,702,190 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Money Market Portfolio
Income: Interest	$8,798,068
Expenses: Management fee	3,881,269
Services to shareholders	6,076,379
Custodian fee	74,890
Distribution and service fees	14,110,025
Professional fees	138,516
Trustees' fees and expenses	77,791
Reports to shareholders	320,727
Registration fees	165,621
Other	109,278
Total expenses before expense reductions	24,954,496
Expense reductions	(16,494,317)
Total expenses after expense reductions	8,460,179
Net investment income	337,889
Net realized gain (loss) from investments	46,708
Net increase (decrease) in net assets resulting from operations	$384,597

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Money Market Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$337,889	$1,401,172
Net realized gain (loss)	46,708	163,092
Net increase in net assets resulting from operations	384,597	1,564,264
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(187,975)	(325,020)
Capital Assets Funds Preferred Shares	(13,299)	(22,211)
Davidson Cash Equivalent Shares	(1,869)	(2,135)
Davidson Cash Equivalent Plus Shares	(221)	(304)
Institutional Money Market Shares	—	(739,919)
Institutional Select Money Market Shares	—	(18)
Premier Money Market Shares	(5,042)	(80,727)
Premium Reserve Money Market Shares	(7,826)	(119,850)
Service Shares	(183,668)	(110,887)
Net realized gains: Capital Assets Funds Shares	—	(185,696)
Capital Assets Funds Preferred Shares	—	(11,952)
Davidson Cash Equivalent Shares	—	(4,764)
Davidson Cash Equivalent Plus Shares	—	(692)
Institutional Money Market Shares	—	(48,898)
Institutional Select Money Market Shares	—	(1)
Premier Money Market Shares	—	(232,203)
Premium Reserve Money Market Shares	—	(48,826)
Service Shares	—	(238,491)
Total distributions	(399,900)	(2,172,594)
Fund share transactions: Proceeds from shares sold	2,807,221,339	3,753,564,969
Reinvestment of distributions	395,534	2,086,161
Cost of shares redeemed	(2,616,619,588)	(6,446,352,321)
Net increase (decrease) in net assets from Fund share transactions	190,997,285	(2,690,701,191)
Increase (decrease) in net assets	190,981,982	(2,691,309,521)
Net assets at beginning of period	2,394,947,530	5,086,257,051
Net assets at end of period (including undistributed net investment income of $39,083 and $54,386, respectively)	$2,585,929,512	$2,394,947,530

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Money Market Portfolio Davidson Cash Equivalent Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.012	.039	.043
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.012	.039	.043
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.012)	(.039)	(.043)
Net realized gains	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.012)	(.039)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.03		1.25	3.93	4.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		18		30	59	240
Ratio of expenses before expense reductions (%)	1.01		.94		.98	1.00	1.07
Ratio of expenses after expense reductions (%)	.35		.46		.97	.99	1.00
Ratio of net investment income (%)	.01		.01		1.19	3.82	4.28
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Money Market Portfolio Davidson Cash Equivalent Plus Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.013	.040	.044
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.013	.040	.044
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.013)	(.040)	(.044)
Net realized gains	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.013)	(.040)	(.044)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.03		1.35	4.07	4.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		5	12	83
Ratio of expenses before expense reductions (%)	.88		.86		.86	.85	.88
Ratio of expenses after expense reductions (%)	.35		.46		.86	.85	.85
Ratio of net investment income (%)	.01		.01		1.30	3.96	4.43
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Portfolio Summary

Government & Agency Securities Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Government & Agency Obligations	50%	85%
Repurchase Agreements	48%	15%
Commercial Paper	2%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Government & Agency Securities Portfolio	49 days	52 days
iMoneyNet Government & Agencies Retail Money Fund Average*	38 days	45 days

* The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 26-30. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Government & Agency Securities Portfolio
	Principal Amount ($)	Value ($)

Commercial Paper 1.8%
Issued at Discount
Straight-A Funding LLC:
144A, 0.15%, 5/11/2011	20,000,000	19,999,167
144A, 0.2%, 7/5/2011	80,000,000	79,971,111
Total Commercial Paper (Cost $99,970,278)		99,970,278

Government & Agency Obligations 51.6%
US Government Sponsored Agencies 45.9%
Federal Farm Credit Bank:
0.119%**, 5/18/2012	165,000,000	164,991,321
0.12%**, 1/12/2012	100,000,000	100,001,775
0.129%*, 9/9/2011	25,000,000	24,988,174
0.134%**, 7/15/2011	85,000,000	84,999,308
0.164%*, 5/24/2011	50,000,000	49,994,569
0.208%*, 8/3/2011	43,500,000	43,476,148
0.259%*, 10/20/2011	34,500,000	34,457,143
0.259%*, 4/4/2012	12,500,000	12,469,396
0.269%*, 3/23/2012	25,000,000	24,938,688
0.319%*, 12/16/2011	28,000,000	27,943,004
0.319%*, 1/12/2012	33,000,000	32,924,907
Federal Home Loan Bank:
0.018%*, 5/2/2011	12,737,000	12,737,000
0.064%*, 7/20/2011	100,000,000	99,985,556
0.068%*, 5/27/2011	50,000,000	49,997,472
0.076%*, 5/18/2011	55,000,000	54,997,922
0.089%*, 9/6/2011	50,000,000	49,984,000
0.149%*, 8/12/2011	7,500,000	7,496,781
0.149%*, 8/17/2011	12,207,000	12,201,507
0.17%**, 1/18/2012	22,000,000	22,006,379
0.183%**, 9/26/2011	12,500,000	12,499,749
0.24%, 10/28/2011	36,275,000	36,266,384
0.248%*, 8/22/2011	5,000,000	4,996,076
0.268%*, 9/12/2011	15,900,000	15,884,021
0.3%, 12/27/2011	75,000,000	75,022,455
0.76%, 7/19/2011	15,000,000	15,017,910
1.0%, 12/28/2011	13,460,000	13,532,363
5.375%, 8/19/2011	14,900,000	15,129,895
Federal Home Loan Mortgage Corp.:
0.028%*, 5/19/2011	15,000,000	14,999,775
0.08%**, 11/9/2011	75,000,000	74,967,946
0.14%**, 11/10/2011	200,000,000	200,000,000
0.149%*, 7/27/2011	85,000,000	84,969,188
0.164%*, 9/1/2011	8,935,000	8,929,963
0.167%*, 6/13/2011	27,061,000	27,055,505
0.193%*, 7/25/2011	34,494,000	34,478,118
0.198%*, 7/12/2011	100,000,000	99,960,000
Federal National Mortgage Association:
0.059%*, 6/13/2011	75,000,000	74,994,625
0.079%*, 7/21/2011	100,000,000	99,982,000
0.099%*, 8/8/2011	32,500,000	32,491,063
0.113%**, 7/27/2011	190,000,000	189,983,791
0.119%*, 8/22/2011	25,000,000	24,990,583
0.119%*, 9/13/2011	100,000,000	99,955,000
0.129%*, 9/26/2011	65,000,000	64,965,261
0.159%*, 11/21/2011	100,000,000	99,909,333
0.174%**, 9/19/2011	30,000,000	29,999,404
0.178%*, 7/20/2011	44,000,000	43,982,400
0.178%*, 7/27/2011	51,659,000	51,636,528
0.182%*, 6/16/2011	35,000,000	34,991,726
5.0%, 10/15/2011	50,000,000	51,082,031
5.375%, 11/15/2011	16,040,000	16,489,455
		2,559,753,598
US Treasury Obligations 5.7%
US Treasury Bill, 0.16%*, 9/1/2011	17,500,000	17,490,433
US Treasury Notes:
0.875%, 5/31/2011	25,000,000	25,014,282
1.0%, 9/30/2011	84,500,000	84,768,848
1.75%, 11/15/2011	50,000,000	50,394,064
4.625%, 8/31/2011	43,500,000	44,134,573
4.625%, 10/31/2011	45,000,000	45,986,196
5.125%, 6/30/2011	50,000,000	50,404,731
		318,193,127
Total Government & Agency Obligations (Cost $2,877,946,725)		2,877,946,725

Repurchase Agreements 49.5%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $215,000,538 on 5/2/2011 (a)	215,000,000	215,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $42,428,677 on 5/2/2011 (b)	42,428,571	42,428,571
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $704,002,347 on 5/2/2011 (c)	704,000,000	704,000,000
Citigroup, Inc., 0.03%, dated 4/29/2011, to be repurchased at $22,000,055 on 5/2/2011 (d)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $432,619,312 on 5/2/2011 (e)	432,618,951	432,618,951
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $233,000,743 on 5/2/2011 (f)	223,000,000	223,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $123,927,019 on 5/2/2011 (g)	123,926,503	123,926,503
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $252,000,840 on 5/2/2011 (h)	252,000,000	252,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $441,001,838 on 5/2/2011 (i)	441,000,000	441,000,000
The Goldman Sachs & Co., 0.06%, dated 4/28/2011, to be repurchased at $300,003,500 on 5/5/2011 (j)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,755,974,025)		2,755,974,025

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,733,891,028)+	102.9	5,733,891,028
Other Assets and Liabilities, Net	(2.9)	(162,027,136)
Net Assets	100.0	5,571,863,892

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $5,733,891,028.

(a) Collateralized by $207,105,300 US Treasury Note, 3.125%, maturing on 9/30/2013 with a value of $219,300,094.

(b) Collateralized by $45,241,800 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $43,277,165.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
522,522,000	Federal Home Loan Mortgage Corp.	1.65-5.5	4/28/2014- 4/8/2030	546,732,677
161,294,000	Federal National Mortgage Association	3.25-4.75	2/21/2013- 4/9/2013	171,348,112
Total Collateral Value				718,080,789

(d) Collateralized by $22,443,000 Federal Home Loan Bank, maturing on 7/29/2011 with a value of $22,440,082.

(e) Collateralized by $531,439,126 US Treasury STRIPS, maturing on 11/15/2013-2/15/2020 with a value of $441,272,531.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
185,181,947	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	7/15/2015- 8/15/2039	192,999,725
54,470,688	Federal Home Loan Mortgage Corp. — Interest only	5.281	1/15/2039	5,749,091
7,680,197	Federal Home Loan Mortgage Corp. — Principal only	Zero Coupon	11/15/2036- 5/15/2037	6,713,414
23,268,926	Federal National Mortgage Association	0.513-6.47	2/25/2029- 6/25/2037	22,905,889
Total Collateral Value				228,368,119

(g) Collateralized by $124,768,369 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-4.5%, with various maturity dates of 3/1/2039-12/1/2040 with a value of $126,405,034.

(h) Collateralized by $242,597,416 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 3/1/2038-4/1/2041 with a value of $257,040,001.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,370,889	Federal Home Loan Mortgage Corp.	4.0-5.5	4/15/2040- 4/15/2041	21,981,083
491,792,871	Federal Home Loan Mortgage Corp. — Interest only	5.781-6.431	9/15/2033- 11/15/2038	77,032,731
210,576,230	Federal National Mortgage Association	Zero Coupon — 5.5	6/25/2021- 3/25/2041	213,820,002
914,052,013	Federal National Mortgage Association — Interest only	5.787-6.266	6/25/2038- 1/25/2041	136,986,185
Total Collateral Value				449,820,001

(j) Collateralized by $295,084,262 Federal National Mortgage Association, with various coupon rates from 3.5-4.5%, with various maturity dates of 10/25/2039-2/25/2041 with a value of $306,000,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (k)	$—	$2,977,917,003	$—	$2,977,917,003
Repurchase Agreements	—	2,755,974,025	—	2,755,974,025
Total	$—	$5,733,891,028	$—	$5,733,891,028

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$2,977,917,003
Repurchase agreements, valued at amortized cost	2,755,974,025
Total investments, valued at amortized cost	5,733,891,028
Receivable for Fund shares sold	142,451
Interest receivable	3,670,502
Due from Advisor	136,428
Other assets	95,442
Total assets	5,737,935,851
Liabilities
Payable for investments purchased	164,991,321
Payable for Fund shares redeemed	126,472
Distributions payable	106,265
Accrued management fee	99,239
Other accrued expenses and payables	748,662
Total liabilities	166,071,959
Net assets, at value	$5,571,863,892
Net Assets Consist of
Undistributed net investment income	201,484
Accumulated net realized gain (loss)	(602,497)
Paid-in capital	5,572,264,905
Net assets, at value	$5,571,863,892

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Government & Agency Securities Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($284,348,907 ÷ 284,368,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($19,057,230 ÷ 19,058,540 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($33,261,953 ÷ 33,264,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government & Agency Money Fund Net Asset Value, offering and redemption price per share ($170,093,183 ÷ 170,104,883 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government Cash Institutional Shares Net Asset Value, offering and redemption price per share ($4,771,880,106 ÷ 4,772,208,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Government Cash Managed Shares Net Asset Value, offering and redemption price per share ($179,819,975 ÷ 179,832,348 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($113,402,538 ÷ 113,410,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$9,770,345
Expenses: Management fee	2,506,115
Administration fee	4,222,727
Services to shareholders	1,845,325
Custodian fee	76,975
Distribution and service fees	3,146,324
Professional fees	150,210
Trustees' fees and expenses	127,065
Reports to shareholders	10,937
Registration fees	141,522
Other	393,329
Total expenses before expense reductions	12,620,529
Expense reductions	(5,190,147)
Total expenses after expense reductions	7,430,382
Net investment income	2,339,963
Net realized gain (loss) from investments	(602,497)
Net increase (decrease) in net assets resulting from operations	$1,737,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$2,339,963	$18,279,158
Net realized gain (loss)	(602,497)	683,254
Net increase in net assets resulting from operations	1,737,466	18,962,412
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(29,745)	(30,842)
Davidson Cash Equivalent Shares	(2,133)	(2,419)
Davidson Cash Equivalent Plus Shares	(5,528)	(3,042)
DWS Government & Agency Money Fund	(28,169)	(168,152)
DWS Government Cash Institutional Shares	(2,230,405)	(17,853,361)
Government Cash Managed Shares	(21,680)	(46,318)
Premier Money Market Shares	—	(176,438)
Service Shares	(12,160)	(13,091)
Net realized gains: Capital Assets Funds Shares	—	(34,871)
Davidson Cash Equivalent Shares	—	(2,710)
Davidson Cash Equivalent Plus Shares	—	(2,843)
DWS Government & Agency Money Fund	—	(32,168)
DWS Government Cash Institutional Shares	—	(1,560,440)
Government Cash Managed Shares	—	(38,058)
Premier Money Market Shares	—	(242,870)
Service Shares	—	(14,378)
Total distributions	(2,329,820)	(20,222,001)
Fund share transactions: Proceeds from shares sold	38,138,317,757	89,328,240,895
Reinvestment of distributions	1,201,174	9,173,740
Cost of shares redeemed	(40,469,462,394)	(101,467,650,200)
Net increase (decrease) in net assets from Fund share transactions	(2,329,943,463)	(12,130,235,565)
Increase (decrease) in net assets	(2,330,535,817)	(12,131,495,154)
Net assets at beginning of period	7,902,399,709	20,033,894,863
Net assets at end of period (including undistributed net investment income of $201,484 and $191,341, respectively)	$5,571,863,892	$7,902,399,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Government & Agency Securities Portfolio Davidson Cash Equivalent Shares
Years Ended April 30,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.008		.036	.043
Net realized and unrealized gain (loss)	(.000	)*	.000	*	.000	*	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.008		.036	.043
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.008)		(.036)	(.043)
Net realized gains	—		(.000	)*	—		—	—
Total distributions	(.000	)*	(.000	)*	(.008)		(.036)	(.043)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01		.02		.76		3.70	4.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		20		29		40	135
Ratio of expenses before expense reductions (%)	.99		.96		.99		1.00	1.09
Ratio of expenses after expense reductions (%)	.22		.31		.90		.98	1.00
Ratio of net investment income (%)	.01		.01		.82	b	3.47	4.28
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Amount is less than $.0005.

Government & Agency Securities Portfolio Davidson Cash Equivalent Plus Shares
Years Ended April 30,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.009		.038	.044
Net realized and unrealized gain (loss)	(.000	)*	.000	*	.000	*	.000 *	.000 *
Total from investment operations	.000	*	.000	*	.009		.038	.044
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.009)		(.038)	(.044)
Net realized gains	—		(.000	)*	—		—	—
Total distributions	(.000	)*	(.000	)*	(.009)		(.038)	(.044)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01		.02		.89		3.84	4.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		50		24		31	36
Ratio of expenses before expense reductions (%)	.84		.85		.83		.87	.89
Ratio of expenses after expense reductions (%)	.23		.29		.78		.86	.85
Ratio of net investment income (%)	.01		.01		.96	b	3.59	4.43
a Total return would have been lower had certain expenses not been reduced.
b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Amount is less than $.0005.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 38-49. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio Davidson Cash Equivalent Shares
Years Ended April 30,	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.009	.025	.028
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000 *	(.000 )*
Total from investment operations	.000	*	.000	*	.009	.025	.028
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.009)	(.025)	(.028)
Net realized gains	—		(.000	)*	—	—	—
Total distributions	(.000	)*	(.000	)*	(.009)	(.025)	(.028)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)a	.01		.01		.94	2.53	2.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75		80		67	75	58
Ratio of expenses before expense reductions (%)	.89		.90		.91	.90	.91
Ratio of expenses after expense reductions (%)	.35		.43		.86	.85	.85
Ratio of net investment income (%)	.01		.01		.92	2.47	2.76
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Funds").

Money Market Portfolio offers six classes of shares: Capital Assets Funds Shares, Capital Assets Funds Preferred Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Premium Reserve Money Market Shares and Service Shares. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio offers seven classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares.

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than Davidson Cash Equivalent Shares and Davidson Cash Equivalent Plus Shares, are provided separately and are available upon request.

Each Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds value all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Funds have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Funds' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each of the Funds' policies is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At April 30, 2011, DWS Government & Agency Securities Portfolio had a net tax basis capital loss carryforward of approximately $602,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2019 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Funds have reviewed the tax positions for the open tax years as of April 30, 2011 and have determined that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Each Fund may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At April 30, 2011, the Funds' components of distributable earnings on a tax basis are as follows:
Money Market Portfolio: Undistributed ordinary income*	$39,083
Government & Agency Securities Portfolio: Undistributed ordinary income*	$307,749
Capital loss carryforwards	$(602,000)
Tax-Exempt Portfolio: Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:
	Years Ended April 30,
Portfolio	2011	2010
Money Market Portfolio: Distributions from ordinary income*	$399,900	$2,172,594
Government & Agency Securities Portfolio: Distributions from ordinary income*	$2,329,820	$20,222,001
Tax-Exempt Portfolio: Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement for Money Market Portfolio. Under an Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of Money Market Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement to the Money Market Portfolio. The Money Market Portfolio pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Money Market Portfolio based on its relative net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $500 million of the Funds' combined average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Management Agreement for Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Under an Amended and Restated Investment Management Agreement with the Advisor, the Advisor directs the investments of Government & Agency Securities Portfolio and Tax-Exempt Portfolio in accordance with their respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund.

The Government & Agency Securities Portfolio and Tax-Exempt Portfolio pay a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Government & Agency Securities Portfolio and Tax-Exempt Portfolio based on their relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

The Advisor has agreed to contractually reduce its management fee for the Government & Agency Securities Portfolio such that the annual effective rate is limited to 0.05% of the Government & Agency Securities Portfolio's average daily net assets.

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Davidson Cash Equivalent Shares of the Tax-Exempt Portfolio to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.85%.

For the period from May 1, 2010 through April 30, 2011, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Davidson Cash Equivalent Shares of the Money Market Portfolio and Government & Agency Securities Portfolio to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.00% and 1.00%, respectively.

For the period from May 1, 2010 through April 30, 2011, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Davidson Cash Equivalent Plus Shares of the Money Market Portfolio and Government & Agency Securities Portfolio to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.85% and 0.85%, respectively.

The Advisor has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

Accordingly, for the year ended April 30, 2011, the Advisor waived a portion of its management fee on the Government & Agency Securities Portfolio aggregating $713,093, and the amount charged aggregated $1,793,022.

For the year ended April 30, 2011, the Funds incurred management fees equivalent to the following annual effective rates of each Fund's average daily net assets:
Fund	Annual Effective Rate
Money Market Portfolio	.16%
Government & Agency Securities Portfolio	.04%
Tax-Exempt Portfolio	.06%

In addition, the Advisor and D.A. Davidson & Co., the sole sub-distributor, have agreed to voluntarily waive additional expenses. These waivers may be changed or terminated at any time without notice. Under these arrangements, certain expenses were waived on Davidson Cash Equivalent Shares for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio and Davidson Cash Equivalent Plus Shares for Money Market Portfolio and Government & Agency Securities Portfolio.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Government & Agency Securities Portfolio and Tax-Exempt Portfolio. For all services provided under the Administrative Services Agreement, each of these two Funds pays the Advisor an annual fee ("Administration Fee") of 0.10% of each of these two Funds' average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee from the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio was as follows:
Fund	Administration Fee	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$4,222,727	$388,699
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DISC were as follows:
Money Market Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$2,080,639	$876,994	$307,215
Capital Assets Funds Preferred Shares	39,377	5,147	1,069
Davidson Cash Equivalent Shares	40,021	16,669	6,168
Davidson Cash Equivalent Plus Shares	4,140	1,364	470
Premier Money Market Shares	126,996	39,884	—
Premium Reserve Money Market Shares	85,973	—	30,586
Service Shares	3,662,660	1,457,787	594,910
	$6,039,806	$2,397,845	$940,418

Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$719,797	$567,755	$74,011
Davidson Cash Equivalent Shares	53,615	42,434	4,461
Davidson Cash Equivalent Plus Shares	107,807	80,013	10,625
DWS Government & Agency Money Fund	183,413	87,726	38,977
DWS Government Cash Institutional Shares	268,801	268,801	—
Government Cash Managed Shares	153,563	42,737	35,695
Service Shares	303,676	241,264	21,188
	$1,790,672	$1,330,730	$184,957

Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Money Market Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,755,491	$2,755,491	.00%	.33%
Capital Assets Funds Preferred Shares	52,348	52,348	.00%	.20%
Davidson Cash Equivalent Shares	45,045	45,045	.00%	.30%
Davidson Cash Equivalent Plus Shares	4,430	4,430	.00%	.25%
Premier Money Market Shares	126,560	126,560	.00%	.25%
Service Shares	8,684,015	8,684,015	.00%	.60%
	$11,667,889	$11,667,889

Government & Agency Securities Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$981,550	$981,550	.00%	.33%
Davidson Cash Equivalent Shares	63,985	63,985	.00%	.30%
Davidson Cash Equivalent Plus Shares	138,178	138,178	.00%	.25%
Service Shares	729,893	729,893	.00%	.60%
	$1,913,606	$1,913,606

Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Money Market Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,087,493	$2,087,493	.00%	.25%
Capital Assets Funds Preferred Shares	26,174	26,174	.00%	.10%
Davidson Cash Equivalent Shares	37,537	37,537	.00%	.25%
Davidson Cash Equivalent Plus Shares	3,544	3,544	.00%	.20%
Premier Money Market Shares	126,561	126,561	.00%	.25%
Premium Reserve Money Market Shares	160,827	147,274	.02%	.25%
	$2,442,136	$2,428,583

Government & Agency Securities Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$743,598	$743,598	.00%	.25%
Davidson Cash Equivalent Shares	53,321	53,321	.00%	.25%
Davidson Cash Equivalent Plus Shares	110,542	110,542	.00%	.20%
Government Cash Managed Shares	325,257	325,257	.00%	.15%
	$1,232,718	$1,232,718

Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended April 30, 2011, the amounts charged to the Funds by DIMA included in the Statement of Operations under "reports to shareholders" were as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Money Market Portfolio	$46,559	$16,156
Government & Agency Securities Portfolio	$10,937	$10,937
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Funds paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Funds:

Money Market Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	839,154,629	$839,154,629	751,023,837	$751,023,837
Capital Assets Funds Preferred Shares	16,426,872	16,426,872	46,317,102	46,317,102
Davidson Cash Equivalent Shares	3,734,002	3,734,002	4,223,891	4,223,891
Davidson Cash Equivalent Plus Shares	870,248	870,248	1,119,054	1,119,054
Institutional Money Market Shares*	—	—	878,782,978	878,782,978
Premier Money Market Shares***	44,284,933	44,284,933	564,549,506	564,549,506
Premium Reserve Money Market Shares	111,139,828	111,139,828	250,797,721	250,797,721
Service Shares	1,791,610,827	1,791,610,827	1,256,750,880	1,256,750,880
		$2,807,221,339		$3,753,564,969
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	187,455	$187,455	511,699	$511,699
Capital Assets Funds Preferred Shares	13,160	13,160	34,310	34,310
Davidson Cash Equivalent Shares	1,863	1,863	6,909	6,909
Davidson Cash Equivalent Plus Shares	220	220	997	997
Institutional Money Market Shares*	—	—	781,281	781,281
Institutional Select Money Market Shares**	—	—	17	17
Premier Money Market Shares***	4,160	4,160	259,732	259,732
Premium Reserve Money Market Shares	5,371	5,371	141,496	141,496
Service Shares	183,305	183,305	349,720	349,720
		$395,534		$2,086,161
Shares redeemed
Capital Assets Funds Shares	(890,506,653)	$(890,506,653)	(773,833,097)	$(773,833,097)
Capital Assets Funds Preferred Shares	(64,951,835)	(64,951,835)	(42,319,981)	(42,319,981)
Davidson Cash Equivalent Shares	(8,417,805)	(8,417,805)	(15,960,223)	(15,960,223)
Davidson Cash Equivalent Plus Shares	(1,850,907)	(1,850,907)	(3,704,435)	(3,704,435)
Institutional Money Market Shares*	—	—	(1,394,027,289)	(1,394,027,289)
Institutional Select Money Market Shares**	—	—	(10,576)	(10,576)
Premier Money Market Shares***	(163,286,900)	(163,286,900)	(2,466,530,608)	(2,466,530,608)
Premium Reserve Money Market Shares	(119,115,201)	(119,115,201)	(592,438,461)	(592,438,461)
Service Shares	(1,368,490,287)	(1,368,490,287)	(1,157,527,651)	(1,157,527,651)
		$(2,616,619,588)		$(6,446,352,321)
Net increase (decrease)
Capital Assets Funds Shares	(51,164,569)	$(51,164,569)	(22,297,561)	$(22,297,561)
Capital Assets Funds Preferred Shares	(48,511,803)	(48,511,803)	4,031,431	4,031,431
Davidson Cash Equivalent Shares	(4,681,940)	(4,681,940)	(11,729,423)	(11,729,423)
Davidson Cash Equivalent Plus Shares	(980,439)	(980,439)	(2,584,384)	(2,584,384)
Institutional Money Market Shares*	—	—	(514,463,030)	(514,463,030)
Institutional Select Money Market Shares**	—	—	(10,559)	(10,559)
Premier Money Market Shares***	(118,997,807)	(118,997,807)	(1,901,721,370)	(1,901,721,370)
Premium Reserve Money Market Shares	(7,970,002)	(7,970,002)	(341,499,244)	(341,499,244)
Service Shares	423,303,845	423,303,845	99,572,949	99,572,949
		$190,997,285		$(2,690,701,191)

* The Institutional Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

** The Institutional Select Money Market Shares class was liquidated on October 27, 2009 and is no longer offered.

*** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Government & Agency Securities Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	628,481,114	$628,481,114	649,627,293	$649,627,293
Davidson Cash Equivalent Shares	24,463,758	24,463,758	14,397,365	14,397,365
Davidson Cash Equivalent Plus Shares	275,786,862	275,786,862	185,485,990	185,485,990
DWS Government & Agency Money Fund	72,103,322	72,103,322	105,758,351	105,758,351
DWS Government Cash Institutional Shares	34,835,288,142	34,835,288,142	86,737,251,385	86,737,251,385
Government Cash Managed Shares	2,032,853,974	2,032,853,974	1,141,762,346	1,141,762,346
Premier Money Market Shares****	—	—	265,266,569	265,266,569
Service Shares	269,340,585	269,340,585	228,691,596	228,691,596
		$38,138,317,757		$89,328,240,895
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	29,657	$29,657	65,880	$65,880
Davidson Cash Equivalent Shares	2,127	2,127	5,141	5,141
Davidson Cash Equivalent Plus Shares	5,509	5,509	5,913	5,913
DWS Government & Agency Money Fund	27,796	27,796	195,740	195,740
DWS Government Cash Institutional Shares	1,118,270	1,118,270	8,526,918	8,526,918
Government Cash Managed Shares	5,696	5,696	8,301	8,301
Premier Money Market Shares****	—	—	338,346	338,346
Service Shares	12,119	12,119	27,501	27,501
		$1,201,174		$9,173,740
Shares redeemed
Capital Assets Funds Shares	(648,126,914)	$(648,126,914)	(625,330,611)	$(625,330,611)
Davidson Cash Equivalent Shares	(25,307,057)	(25,307,057)	(23,739,455)	(23,739,455)
Davidson Cash Equivalent Plus Shares	(292,761,983)	(292,761,983)	(158,769,431)	(158,769,431)
DWS Government & Agency Money Fund	(134,495,012)	(134,495,012)	(198,527,517)	(198,527,517)
DWS Government Cash Institutional Shares	(36,963,523,481)	(36,963,523,481)	(94,492,111,010)	(94,492,111,010)
Government Cash Managed Shares	(2,132,755,829)	(2,132,755,829)	(1,338,740,329)	(1,338,740,329)
Premier Money Market Shares****	—	—	(4,366,260,819)	(4,366,260,819)
Service Shares	(272,492,118)	(272,492,118)	(264,171,028)	(264,171,028)
		$(40,469,462,394)		$(101,467,650,200)
Net increase (decrease)
Capital Assets Funds Shares	(19,616,143)	$(19,616,143)	24,362,562	$24,362,562
Davidson Cash Equivalent Shares	(841,172)	(841,172)	(9,336,949)	(9,336,949)
Davidson Cash Equivalent Plus Shares	(16,969,612)	(16,969,612)	26,722,472	26,722,472
DWS Government & Agency Money Fund	(62,363,894)	(62,363,894)	(92,573,426)	(92,573,426)
DWS Government Cash Institutional Shares	(2,127,117,069)	(2,127,117,069)	(7,746,332,707)	(7,746,332,707)
Government Cash Managed Shares	(99,896,159)	(99,896,159)	(196,969,682)	(196,969,682)
Premier Money Market Shares****	—	—	(4,100,655,904)	(4,100,655,904)
Service Shares	(3,139,414)	(3,139,414)	(35,451,931)	(35,451,931)
		$(2,329,943,463)		$(12,130,235,565)

**** The Premier Money Market Shares Class was liquidated on February 16, 2010 and is no longer offered.

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*****	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*****	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*****	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*****	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

***** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statements of assets and liabilities of Cash Account Trust (the "Trust") (comprising the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio) (collectively, the "Portfolios"), including the investment portfolios, as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of Cash Account Trust at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

For the Money Market Portfolio, a total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Government & Agency Securities Portfolio, a total of 44% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For the Tax-Exempt Portfolio, of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

Notes

Notes

ANNUAL REPORT TO SHAREHOLDERS

Premium Reserve Money Market Shares

Fund #97

Money Market Portfolio

April 30, 2011

Contents
3 Portfolio Management Review
6 Information About Your Fund's Expenses
8 Portfolio Summary
9 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
22 Financial Highlights
23 Notes to Financial Statements
31 Report of Independent Registered Public Accounting Firm
32 Tax Information
33 Summary of Management Fee Evaluation by Independent Fee Consultant
37 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

With yields trending lower through most of the period, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high-quality and liquidity purposes. We also maintained a conservative average maturity, with portfolio assets broadly diversified among a number of sectors, including banks, asset-backed securities, commercial paper and sovereign debt.4,5 Toward the end of the period, we permitted the fund's average maturity to shorten, as we believed that money market yields could move up if Congress again raised the debt ceiling.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

The types of securities that we were investing in the fund tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.6 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the fund's risk profile.

7-Day Current Yield
Premium Reserve Money Market Shares	0.01	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been -0.42% as of April 30, 2011.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 Asset-backed securities are securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. Commercial paper is an unsecured, short-term debt instrument issued by a corporation, typically for the financing of accounts receivable, inventories and meeting short-term liabilities. Maturities on commercial paper rarely range any longer than 270 days. The debt is usually issued at a discount, reflecting prevailing market interest rates. Sovereign debt is bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth.

6 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for the Premium Reserve Money Market Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Premium Reserve Money Market Shares
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.08
Expenses Paid per $1,000*	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.16
Expenses Paid per $1,000*	$1.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
Premium Reserve Money Market Shares	.33%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Money Market Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Commercial Paper	34%	38%
Short-Term Notes	17%	26%
Repurchase Agreements	16%	12%
Certificates of Deposit and Bank Notes	16%	13%
Government & Agency Obligations	14%	10%
Time Deposits	3%	—
Supranational	—	1%
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Money Market Portfolio	48 days	41 days
iMoneyNet First Tier Retail Money Fund Average*	40 days	46 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 9-16. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Money Market Portfolio
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.8%
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	6,500,000	6,828,336
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	25,000,000	25,000,000
BNP Paribas:
0.35%, 8/8/2011	20,000,000	20,000,000
0.45%, 7/25/2011	7,000,000	6,999,834
0.55%, 5/13/2011	7,000,000	7,000,093
Credit Agricole SA, 0.3%, 8/4/2011	12,000,000	12,000,000
Dexia Credit Local:
0.24%, 5/3/2011	23,437,000	23,437,000
144A, 2.375%, 9/23/2011	8,000,000	8,055,854
International Finance Corp., 3.0%, 11/15/2011	6,000,000	6,084,144
KBC Bank NV, 0.3%, 5/6/2011	6,500,000	6,500,000
Landesbank Hessen-Thueringen Girozentrale:
0.2%, 5/12/2011	3,000,000	3,000,000
0.2%, 5/20/2011	6,000,000	6,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.33%, 5/20/2011	8,500,000	8,500,000
Mizuho Corporate Bank Ltd., 0.31%, 5/3/2011	12,000,000	12,000,000
Natixis, 0.22%, 6/24/2011	20,000,000	20,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	10,000,000	10,078,955
Nordea Bank Finland PLC:
0.27%, 6/28/2011	12,000,000	12,000,000
0.28%, 7/5/2011	25,000,000	25,000,226
0.44%, 6/30/2011	10,000,000	10,000,498
0.67%, 7/20/2011	15,000,000	15,008,950
Skandinaviska Enskilda Banken AB:
0.24%, 6/20/2011	25,000,000	25,000,000
0.25%, 6/10/2011	6,000,000	6,000,000
0.26%, 6/3/2011	15,000,000	15,000,000
0.26%, 6/6/2011	15,000,000	15,000,000
0.31%, 5/27/2011	18,000,000	18,000,000
Societe Generale:
0.2%, 7/5/2011	6,000,000	6,000,000
0.35%, 5/16/2011	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp.:
0.28%, 6/1/2011	28,000,000	28,000,000
0.3%, 5/3/2011	6,000,000	6,000,000
Svenska Handelsbanken AB:
0.24%, 7/6/2011	20,500,000	20,500,000
0.275%, 6/23/2011	15,000,000	15,000,055
Total Certificates of Deposit and Bank Notes (Cost $409,993,945)		409,993,945

Commercial Paper 34.6%
Issued at Discount**
Abbey National North America LLC, 0.3%, 6/27/2011	6,500,000	6,496,912
Alpine Securitization, 144A, 0.16%, 6/2/2011	40,000,000	39,994,311
Argento Variable Funding:
144A, 0.31%, 6/20/2011	15,000,000	14,993,542
144A, 0.319%, 5/3/2011	6,500,000	6,499,884
Atlantis One Funding Corp., 144A, 0.19%, 5/5/2011	25,000,000	24,999,472
Barclays Bank PLC, 0.31%, 5/26/2011	12,500,000	12,497,309
BPCE SA, 0.27%, 7/26/2011	9,000,000	8,994,195
Caisse d'Amortissement de la Dette Sociale:
0.22%, 8/5/2011	12,000,000	11,992,960
0.25%, 7/25/2011	18,000,000	17,989,375
0.27%, 5/31/2011	16,620,000	16,616,261
0.28%, 6/1/2011	12,800,000	12,796,914
0.29%, 5/31/2011	15,000,000	14,996,375
Chariot Funding LLC, 144A, 0.16%, 5/20/2011	20,000,000	19,998,311
Comcast Corp., 0.31%, 5/6/2011	10,000,000	9,999,569
Eksportfinans ASA, 0.15%, 5/5/2011	37,500,000	37,499,375
ENI Coordination Center SA, 0.3%, 5/26/2011	12,500,000	12,497,396
Google, Inc., 0.4%, 9/16/2011	8,000,000	7,987,733
Grampian Funding LLC:
144A, 0.26%, 7/14/2011	10,000,000	9,994,656
144A, 0.26%, 7/19/2011	3,000,000	2,998,288
144A, 0.27%, 7/8/2011	12,000,000	11,993,880
144A, 0.27%, 7/11/2011	25,000,000	24,986,688
144A, 0.28%, 7/7/2011	10,000,000	9,994,789
144A, 0.28%, 7/8/2011	13,000,000	12,993,124
Johnson & Johnson:
144A, 0.18%, 6/3/2011	12,850,000	12,847,880
144A, 0.19%, 8/22/2011	15,000,000	14,991,054
Kells Funding LLC:
144A, 0.33%, 5/9/2011	6,000,000	5,999,560
144A, 0.35%, 5/18/2011	3,000,000	2,999,504
144A, 0.35%, 6/6/2011	6,000,000	5,997,900
144A, 0.36%, 5/17/2011	18,000,000	17,997,120
144A, 0.37%, 6/17/2011	15,000,000	14,992,754
144A, 0.38%, 6/17/2011	12,000,000	11,994,047
144A, 0.39%, 7/5/2011	10,000,000	9,992,958
144A, 0.39%, 9/6/2011	13,750,000	13,730,933
144A, 0.4%, 7/1/2011	8,000,000	7,994,578
LMA Americas LLC, 144A, 0.17%, 5/9/2011	6,000,000	5,999,773
Market Street Funding LLC, 144A, 0.27%, 5/16/2011	12,419,000	12,417,603
Natixis Commercial Paper Corp., 0.3%, 7/12/2011	12,500,000	12,492,500
Nieuw Amsterdam Receivables Corp.:
144A, 0.24%, 6/2/2011	13,500,000	13,497,120
144A, 0.25%, 5/6/2011	12,000,000	11,999,583
NRW.Bank:
0.19%, 6/28/2011	13,500,000	13,495,868
0.22%, 7/14/2011	6,000,000	5,997,287
0.275%, 6/10/2011	8,000,000	7,997,556
0.3%, 5/2/2011	12,000,000	11,999,900
0.3%, 5/3/2011	30,000,000	29,999,500
0.3%, 5/23/2011	12,500,000	12,497,708
Procter & Gamble Co., 0.19%, 6/3/2011	16,513,000	16,510,124
Regency Markets No. 1 LLC, 144A, 0.19%, 5/25/2011	26,000,000	25,996,707
Romulus Funding Corp., 144A, 0.3%, 5/24/2011	3,000,000	2,999,425
Sanofi-Aventis SA, 0.3%, 8/15/2011	12,500,000	12,488,958
SBAB Bank AB:
144A, 0.35%, 7/19/2011	6,000,000	5,995,392
144A, 0.37%, 7/13/2011	12,500,000	12,490,622
144A, 0.39%, 6/9/2011	12,000,000	11,994,930
144A, 0.39%, 7/5/2011	12,500,000	12,491,198
144A, 0.4%, 6/23/2011	6,000,000	5,996,467
Scaldis Capital LLC:
0.32%, 5/20/2011	5,000,000	4,999,156
0.32%, 6/2/2011	9,000,000	8,997,440
Shell International Finance BV, 0.4%, 5/2/2011	5,000,000	4,999,944
Skandinaviska Enskilda Banken AB, 0.3%, 5/6/2011	15,000,000	14,999,375
Standard Chartered Bank, 0.29%, 5/24/2011	20,000,000	19,996,294
Straight-A Funding LLC, 144A, 0.25%, 5/2/2011	15,000,000	14,999,896
Svenska Handelsbanken AB, 0.28%, 5/18/2011	6,000,000	5,999,207
Swedbank AB:
0.26%, 7/27/2011	12,000,000	11,992,460
0.27%, 7/11/2011	10,000,000	9,994,675
0.27%, 7/26/2011	10,000,000	9,993,550
0.285%, 5/23/2011	12,000,000	11,997,910
0.3%, 5/13/2011	28,000,000	27,997,200
0.34%, 7/5/2011	20,000,000	19,987,722
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	12,500,000	12,485,253
Total Commercial Paper (Cost $894,147,910)		894,147,910

Short-Term Notes* 17.7%
Abbey National Treasury Services PLC:
0.38%, 4/16/2012	18,000,000	18,000,000
0.49%, 11/2/2011	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.33%, 1/20/2012	12,500,000	12,500,000
Bank of Nova Scotia:
0.22%, 8/25/2011	16,500,000	16,500,000
0.27%, 9/12/2011	7,000,000	7,000,000
0.35%, 12/8/2011	8,000,000	8,000,000
Barclays Bank PLC, 0.533%, 7/19/2011	15,000,000	15,000,000
BNP Paribas, 0.492%, 8/22/2011	25,000,000	25,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	26,000,000	25,996,945
Canadian Imperial Bank of Commerce:
0.18%, 5/12/2011	20,000,000	20,000,000
0.292%, 4/26/2012	21,600,000	21,600,000
Commonwealth Bank of Australia, 144A, 0.331%, 2/3/2012	12,000,000	12,000,000
Credit Suisse, 0.19%, 6/3/2011	12,000,000	12,000,000
JPMorgan Chase Bank NA, 0.211%, 5/31/2011	11,500,000	11,500,000
Kells Funding LLC:
144A, 0.318%, 8/15/2011	12,500,000	12,500,000
144A, 0.342%, 2/24/2012	13,750,000	13,750,000
144A, 0.383%, 12/1/2011	10,000,000	10,000,000
National Australia Bank Ltd.:
0.261%, 10/5/2011	12,500,000	12,500,000
0.291%, 6/10/2011	15,000,000	15,000,000
Nordea Bank Finland PLC:
0.56%, 2/3/2012	3,000,000	3,004,662
0.574%, 10/20/2011	12,500,000	12,517,260
0.58%, 10/14/2011	10,000,000	10,013,284
Rabobank Nederland NV:
0.263%, 5/13/2011	14,000,000	14,000,001
0.307%, 4/24/2012	7,750,000	7,749,616
0.311%, 1/10/2012	8,000,000	8,000,000
144A, 0.384%, 3/16/2012	12,000,000	12,000,000
144A, 0.458%, 9/28/2011	6,000,000	6,003,687
Royal Bank of Canada, 0.31%, 8/12/2011	11,300,000	11,300,000
Societe Generale, 0.32%, 5/19/2011	24,000,000	24,000,000
Westpac Banking Corp.:
0.27%, 10/12/2011	16,000,000	16,000,000
0.293%, 6/1/2011	8,000,000	8,000,000
0.321%, 5/9/2012	17,000,000	17,000,000
144A, 0.323%, 10/28/2011	12,000,000	12,001,367
0.36%, 1/10/2012	14,000,000	14,000,000
Total Short-Term Notes (Cost $456,936,822)		456,936,822

Government & Agency Obligations 13.9%
Foreign Government Obligations 0.5%
Kingdom of Denmark, 2.75%, 11/15/2011	11,500,000	11,643,626
Other Government Related (a) 1.6%
European Investment Bank:
0.24%, 6/28/2011	13,000,000	12,994,973
2.625%, 5/16/2011	7,000,000	7,006,628
2.625%, 11/15/2011	22,000,000	22,267,637
		42,269,238
US Government Sponsored Agencies 5.5%
Federal Farm Credit Bank:
0.223%*, 11/2/2011	12,250,000	12,249,690
0.259%**, 10/20/2011	5,000,000	4,993,789
0.259%**, 4/4/2012	5,000,000	4,987,758
0.319%**, 12/16/2011	10,200,000	10,179,237
Federal Home Loan Bank:
0.24%, 10/28/2011	14,000,000	13,995,584
0.25%, 10/28/2011	14,000,000	13,999,429
0.268%**, 9/12/2011	10,000,000	9,989,950
0.54%, 5/24/2011	4,400,000	4,400,022
1.0%, 12/28/2011	10,000,000	10,053,762
Federal National Mortgage Association:
0.113%*, 7/27/2011	12,500,000	12,498,033
0.159%**, 11/21/2011	15,000,000	14,986,400
0.182%**, 6/16/2011	12,500,000	12,497,045
4.68%, 6/15/2011	7,000,000	7,038,043
5.375%, 11/15/2011	10,000,000	10,280,209
		142,148,951
US Treasury Obligations 6.3%
US Treasury Bills:
0.155%**, 7/28/2011	996,000	995,623
0.16%**, 9/1/2011	12,500,000	12,493,167
US Treasury Notes:
0.875%, 5/31/2011	39,500,000	39,518,687
0.875%, 1/31/2012	13,500,000	13,567,775
1.0%, 9/30/2011	37,000,000	37,117,154
4.5%, 11/30/2011	7,000,000	7,170,545
4.625%, 8/31/2011	27,500,000	27,899,749
4.625%, 10/31/2011	17,000,000	17,369,535
5.125%, 6/30/2011	7,500,000	7,560,710
		163,692,945
Total Government & Agency Obligations (Cost $359,754,760)		359,754,760

Time Deposits 2.6%
Citibank NA, 0.13%, 5/5/2011	58,000,000	58,000,000
National Australia Bank Ltd., 0.08%, 5/2/2011	9,315,483	9,315,483
Total Time Deposits (Cost $67,315,483)		67,315,483

Municipal Bonds and Notes 0.2%
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.32%***, 10/1/2037, LOC: Branch Banking & Trust (Cost $4,085,000)	4,085,000	4,085,000

Repurchase Agreements 16.2%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $5,000,012 on 5/2/2011 (b)	5,000,000	5,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $39,285,813 on 5/2/2011 (c)	39,285,715	39,285,715
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $124,000,413 on 5/2/2011 (d)	124,000,000	124,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $64,281,482 on 5/2/2011 (e)	64,281,428	64,281,428
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $23,000,077 on 5/2/2011 (f)	23,000,000	23,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $15,000,062 on 5/2/2011 (g)	15,000,000	15,000,000
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $142,000,473 on 5/2/2011 (h)	142,000,000	142,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $6,000,025 on 5/2/2011 (i)	6,000,000	6,000,000
Total Repurchase Agreements (Cost $418,567,143)		418,567,143

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,610,801,063)+	101.0	2,610,801,063
Other Assets and Liabilities, Net	(1.0)	(24,871,551)
Net Assets	100.0	2,585,929,512

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

+ The cost for federal income tax purposes was $2,610,801,063.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $5,100,300 US Treasury Bill, maturing on 7/7/2011 with a value of $5,100,045.

(c) Collateralized by $41,890,600 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $40,071,491.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,000,000	Federal Home Loan Bank	3.125	3/11/2016	30,474,263
91,202,000	Federal National Mortgage Association	2.625	11/20/2014	96,010,512
Total Collateral Value				126,484,775

(e) Collateralized by $87,016,788 US Treasury STRIPS, with various maturity dates of 5/15/2019-8/15/2020 with a value of $65,568,029.

(f) Collateralized by $23,827,802 Federal Home Loan Mortgage Corp., with various coupon rates from 2.0-2.75%, with various maturity dates of 11/15/2038-9/15/2040 with a value of $23,464,662.

(g) Collateralized by $14,787,810 Federal Home Loan Mortgage Corp., 3.295%, maturing on 1/1/2041 with a value of $15,300,001.

(h) Collateralized by $138,402,899 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 8/1/2038-4/1/2041 with a value of $144,840,000.

(i) Collateralized by $7,977,887 Federal National Mortgage Association — Principal Only, with various maturity dates of 3/25/2036-5/25/2040 with a value of $6,120,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying morgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (j)	$—	$2,192,233,920	$—	$2,192,233,920
Repurchase Agreements	—	418,567,143	—	418,567,143
Total	$—	$2,610,801,063	$—	$2,610,801,063

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(j) See Investment Portfolio for additional categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Money Market Portfolio
Investments: Investments in securities, valued at amortized cost	$2,192,233,920
Repurchase agreements, valued at amortized cost	418,567,143
Total investments, valued at amortized cost	2,610,801,063
Cash	2,856
Receivable for Fund shares sold	3,963
Interest receivable	2,616,479
Due from Advisor	16,735
Other assets	93,812
Total assets	2,613,534,908
Liabilities
Payable for investments purchased	25,996,945
Payable for Fund shares redeemed	22,024
Accrued management fee	322,306
Other accrued expenses and payables	1,264,121
Total liabilities	27,605,396
Net assets, at value	$2,585,929,512
Net Assets Consist of
Undistributed net investment income	39,083
Paid-in capital	2,585,890,429
Net assets, at value	$2,585,929,512

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Money Market Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($845,877,944 ÷ 845,573,745 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Capital Assets Funds Preferred Shares Net Asset Value, offering and redemption price per share ($4,717,958 ÷ 4,716,261 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($13,123,785 ÷ 13,119,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($1,311,279 ÷ 1,310,807 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Premium Reserve Money Market Shares Net Asset Value, offering and redemption price per share ($61,599,618 ÷ 61,577,466 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($1,659,298,928 ÷ 1,658,702,190 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Money Market Portfolio
Income: Interest	$8,798,068
Expenses: Management fee	3,881,269
Services to shareholders	6,076,379
Custodian fee	74,890
Distribution and service fees	14,110,025
Professional fees	138,516
Trustees' fees and expenses	77,791
Reports to shareholders	320,727
Registration fees	165,621
Other	109,278
Total expenses before expense reductions	24,954,496
Expense reductions	(16,494,317)
Total expenses after expense reductions	8,460,179
Net investment income	337,889
Net realized gain (loss) from investments	46,708
Net increase (decrease) in net assets resulting from operations	$384,597

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Money Market Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$337,889	$1,401,172
Net realized gain (loss)	46,708	163,092
Net increase in net assets resulting from operations	384,597	1,564,264
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(187,975)	(325,020)
Capital Assets Funds Preferred Shares	(13,299)	(22,211)
Davidson Cash Equivalent Shares	(1,869)	(2,135)
Davidson Cash Equivalent Plus Shares	(221)	(304)
Institutional Money Market Shares	—	(739,919)
Institutional Select Money Market Shares	—	(18)
Premier Money Market Shares	(5,042)	(80,727)
Premium Reserve Money Market Shares	(7,826)	(119,850)
Service Shares	(183,668)	(110,887)
Net realized gains: Capital Assets Funds Shares	—	(185,696)
Capital Assets Funds Preferred Shares	—	(11,952)
Davidson Cash Equivalent Shares	—	(4,764)
Davidson Cash Equivalent Plus Shares	—	(692)
Institutional Money Market Shares	—	(48,898)
Institutional Select Money Market Shares	—	(1)
Premier Money Market Shares	—	(232,203)
Premium Reserve Money Market Shares	—	(48,826)
Service Shares	—	(238,491)
Total distributions	(399,900)	(2,172,594)
Fund share transactions: Proceeds from shares sold	2,807,221,339	3,753,564,969
Reinvestment of distributions	395,534	2,086,161
Cost of shares redeemed	(2,616,619,588)	(6,446,352,321)
Net increase (decrease) in net assets from Fund share transactions	190,997,285	(2,690,701,191)
Increase (decrease) in net assets	190,981,982	(2,691,309,521)
Net assets at beginning of period	2,394,947,530	5,086,257,051
Net assets at end of period (including undistributed net investment income of $39,083 and $54,386, respectively)	$2,585,929,512	$2,394,947,530

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Money Market Portfolio Premium Reserve Money Market Shares
Years Ended April 30,	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.001		.016	.043		.047
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000	*	.000 *
Total from investment operations	.000	*	.001		.016	.043		.047
Less distributions from: Net investment income	(.000	)*	(.001)		(.016)	(.043)		(.047)
Net realized gains	—		(.000	)*	—	—		—
Total distributions	(.000	)*	(.001)		(.016)	(.043)		(.047)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)	.01	a	.06	a	1.65	4.38	a	4.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62		70		411	404		282
Ratio of expenses before expense reductions (%)	.58		.56		.56	.57		.56
Ratio of expenses after expense reductions (%)	.35		.46		.56	.57		.56
Ratio of net investment income (%)	.01		.05		1.60	4.24		4.72
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Money Market Portfolio (the "Fund").

Money Market Portfolio offers six classes of shares: Capital Assets Funds Shares, Capital Assets Funds Preferred Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Premium Reserve Money Market Shares and Service Shares. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than Premium Reserve Money Market Shares, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed ordinary income*	$39,083

In addition,the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
Portfolio	2011	2010
Distributions from ordinary income*	$399,900	$2,172,594

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to Money Market Portfolio based on its relative net assets, accrued daily and payable monthly, at 1/12 of the following annual rates:
First $500 million of the Funds' combined average daily net assets	.220%
Next $500 million of such net assets	.200%
Next $1 billion of such net assets	.175%
Next $1 billion of such net assets	.160%
Over $3 billion of such net assets	.150%

Accordingly, for the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Money Market Portfolio	.16%

The Advisor has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Premium Reserve Money Market Shares.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Money Market Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$2,080,639	$876,994	$307,215
Capital Assets Funds Preferred Shares	39,377	5,147	1,069
Davidson Cash Equivalent Shares	40,021	16,669	6,168
Davidson Cash Equivalent Plus Shares	4,140	1,364	470
Premier Money Market Shares	126,996	39,884	—
Premium Reserve Money Market Shares	85,973	—	30,586
Service Shares	3,662,660	1,457,787	594,910
	$6,039,806	$2,397,845	$940,418

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Money Market Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,755,491	$2,755,491	.00%	.33%
Capital Assets Funds Preferred Shares	52,348	52,348	.00%	.20%
Davidson Cash Equivalent Shares	45,045	45,045	.00%	.30%
Davidson Cash Equivalent Plus Shares	4,430	4,430	.00%	.25%
Premier Money Market Shares	126,560	126,560	.00%	.25%
Service Shares	8,684,015	8,684,015	.00%	.60%
	$11,667,889	$11,667,889

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Money Market Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$2,087,493	$2,087,493	.00%	.25%
Capital Assets Funds Preferred Shares	26,174	26,174	.00%	.10%
Davidson Cash Equivalent Shares	37,537	37,537	.00%	.25%
Davidson Cash Equivalent Plus Shares	3,544	3,544	.00%	.20%
Premier Money Market Shares	126,561	126,561	.00%	.25%
Premium Reserve Money Market Shares	160,827	147,274	.02%	.25%
	$2,442,136	$2,428,583

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Money Market Portfolio	$46,559	$16,156

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

4. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Money Market Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	839,154,629	$839,154,629	751,023,837	$751,023,837
Capital Assets Funds Preferred Shares	16,426,872	16,426,872	46,317,102	46,317,102
Davidson Cash Equivalent Shares	3,734,002	3,734,002	4,223,891	4,223,891
Davidson Cash Equivalent Plus Shares	870,248	870,248	1,119,054	1,119,054
Institutional Money Market Shares*	—	—	878,782,978	878,782,978
Premier Money Market Shares***	44,284,933	44,284,933	564,549,506	564,549,506
Premium Reserve Money Market Shares	111,139,828	111,139,828	250,797,721	250,797,721
Service Shares	1,791,610,827	1,791,610,827	1,256,750,880	1,256,750,880
		$2,807,221,339		$3,753,564,969
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	187,455	$187,455	511,699	$511,699
Capital Assets Funds Preferred Shares	13,160	13,160	34,310	34,310
Davidson Cash Equivalent Shares	1,863	1,863	6,909	6,909
Davidson Cash Equivalent Plus Shares	220	220	997	997
Institutional Money Market Shares*	—	—	781,281	781,281
Institutional Select Money Market Shares**	—	—	17	17
Premier Money Market Shares***	4,160	4,160	259,732	259,732
Premium Reserve Money Market Shares	5,371	5,371	141,496	141,496
Service Shares	183,305	183,305	349,720	349,720
		$395,534		$2,086,161
Shares redeemed
Capital Assets Funds Shares	(890,506,653)	$(890,506,653)	(773,833,097)	$(773,833,097)
Capital Assets Funds Preferred Shares	(64,951,835)	(64,951,835)	(42,319,981)	(42,319,981)
Davidson Cash Equivalent Shares	(8,417,805)	(8,417,805)	(15,960,223)	(15,960,223)
Davidson Cash Equivalent Plus Shares	(1,850,907)	(1,850,907)	(3,704,435)	(3,704,435)
Institutional Money Market Shares*	—	—	(1,394,027,289)	(1,394,027,289)
Institutional Select Money Market Shares**	—	—	(10,576)	(10,576)
Premier Money Market Shares***	(163,286,900)	(163,286,900)	(2,466,530,608)	(2,466,530,608)
Premium Reserve Money Market Shares	(119,115,201)	(119,115,201)	(592,438,461)	(592,438,461)
Service Shares	(1,368,490,287)	(1,368,490,287)	(1,157,527,651)	(1,157,527,651)
		$(2,616,619,588)		$(6,446,352,321)
Net increase (decrease)
Capital Assets Funds Shares	(51,164,569)	$(51,164,569)	(22,297,561)	$(22,297,561)
Capital Assets Funds Preferred Shares	(48,511,803)	(48,511,803)	4,031,431	4,031,431
Davidson Cash Equivalent Shares	(4,681,940)	(4,681,940)	(11,729,423)	(11,729,423)
Davidson Cash Equivalent Plus Shares	(980,439)	(980,439)	(2,584,384)	(2,584,384)
Institutional Money Market Shares*	—	—	(514,463,030)	(514,463,030)
Institutional Select Money Market Shares**	—	—	(10,559)	(10,559)
Premier Money Market Shares***	(118,997,807)	(118,997,807)	(1,901,721,370)	(1,901,721,370)
Premium Reserve Money Market Shares	(7,970,002)	(7,970,002)	(341,499,244)	(341,499,244)
Service Shares	423,303,845	423,303,845	99,572,949	99,572,949
		$190,997,285		$(2,690,701,191)

* The Institutional Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

** The Institutional Select Money Market Shares class was liquidated on October 27, 2009 and is no longer offered.

*** The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

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Notes

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APRIL 30, 2011 Annual Report to Shareholders

Government & Agency Securities Portfolio DWS Government Cash Institutional Shares Fund #250 Government Cash Managed Shares Fund #254

Contents
3 Portfolio Management Review
6 Information About Your Fund's Expenses
8 Portfolio Summary
9 Investment Portfolio
13 Statement of Assets and Liabilities
15 Statement of Operations
16 Statement of Changes in Net Assets
17 Financial Highlights
19 Notes to Financial Statements
27 Report of Independent Registered Public Accounting Firm
28 Tax Information
29 Summary of Management Fee Evaluation by Independent Fee Consultant
33 Summary of Administrative Fee Evaluation by Independent Fee Consultant
34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

We maintained an increased focus on overnight repurchase agreements and one- to three-month government and agency securities, as we believe that there was not a great deal of value in longer-maturity issues during the period ending April 30, 2011.4

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

During the period, our decision to keep a significant percentage of portfolio assets in overnight repurchase agreements cost the fund some yield, but we believe that this represented a prudent approach to maintaining a high level of portfolio quality and liquidity.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.5 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for the specific details regarding the fund's risk profile.

	7-Day Current Yield
DWS Government Cash Institutional Shares	0.07	%*
Government Cash Managed Shares	0.01	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been 0.01% and -0.17% for DWS Government Cash Institutional Shares and Government Cash Managed Shares, respectively, as of April 30, 2011.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Maturity — the amount of time until the principal amount of a bond must be repaid. Short-maturity is typically up to one year.

Overnight repurchase agreements — a form of short-term borrowing whereby a government security is sold on an overnight basis and purchased back the next day.

5 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for the DWS Government Cash Institutional Shares and the Government Cash Managed Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	DWS Government Cash Institutional Shares	Government Cash Managed Shares
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.28	$1,000.05
Expenses Paid per $1,000*	$.55	$.89
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,024.25	$1,023.90
Expenses Paid per $1,000*	$.55	$.90

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
DWS Government Cash Institutional Shares	.11%
Government Cash Managed Shares	.18%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Government & Agency Securities Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Government & Agency Obligations	50%	85%
Repurchase Agreements	48%	15%
Commercial Paper	2%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Government & Agency Securities Portfolio	49 days	52 days
iMoneyNet Government & Agencies Retail Money Fund Average*	38 days	45 days

* The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 9-12. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Government & Agency Securities Portfolio
	Principal Amount ($)	Value ($)

Commercial Paper 1.8%
Issued at Discount
Straight-A Funding LLC:
144A, 0.15%, 5/11/2011	20,000,000	19,999,167
144A, 0.2%, 7/5/2011	80,000,000	79,971,111
Total Commercial Paper (Cost $99,970,278)		99,970,278

Government & Agency Obligations 51.6%
US Government Sponsored Agencies 45.9%
Federal Farm Credit Bank:
0.119%**, 5/18/2012	165,000,000	164,991,321
0.12%**, 1/12/2012	100,000,000	100,001,775
0.129%*, 9/9/2011	25,000,000	24,988,174
0.134%**, 7/15/2011	85,000,000	84,999,308
0.164%*, 5/24/2011	50,000,000	49,994,569
0.208%*, 8/3/2011	43,500,000	43,476,148
0.259%*, 10/20/2011	34,500,000	34,457,143
0.259%*, 4/4/2012	12,500,000	12,469,396
0.269%*, 3/23/2012	25,000,000	24,938,688
0.319%*, 12/16/2011	28,000,000	27,943,004
0.319%*, 1/12/2012	33,000,000	32,924,907
Federal Home Loan Bank:
0.018%*, 5/2/2011	12,737,000	12,737,000
0.064%*, 7/20/2011	100,000,000	99,985,556
0.068%*, 5/27/2011	50,000,000	49,997,472
0.076%*, 5/18/2011	55,000,000	54,997,922
0.089%*, 9/6/2011	50,000,000	49,984,000
0.149%*, 8/12/2011	7,500,000	7,496,781
0.149%*, 8/17/2011	12,207,000	12,201,507
0.17%**, 1/18/2012	22,000,000	22,006,379
0.183%**, 9/26/2011	12,500,000	12,499,749
0.24%, 10/28/2011	36,275,000	36,266,384
0.248%*, 8/22/2011	5,000,000	4,996,076
0.268%*, 9/12/2011	15,900,000	15,884,021
0.3%, 12/27/2011	75,000,000	75,022,455
0.76%, 7/19/2011	15,000,000	15,017,910
1.0%, 12/28/2011	13,460,000	13,532,363
5.375%, 8/19/2011	14,900,000	15,129,895
Federal Home Loan Mortgage Corp.:
0.028%*, 5/19/2011	15,000,000	14,999,775
0.08%**, 11/9/2011	75,000,000	74,967,946
0.14%**, 11/10/2011	200,000,000	200,000,000
0.149%*, 7/27/2011	85,000,000	84,969,188
0.164%*, 9/1/2011	8,935,000	8,929,963
0.167%*, 6/13/2011	27,061,000	27,055,505
0.193%*, 7/25/2011	34,494,000	34,478,118
0.198%*, 7/12/2011	100,000,000	99,960,000
Federal National Mortgage Association:
0.059%*, 6/13/2011	75,000,000	74,994,625
0.079%*, 7/21/2011	100,000,000	99,982,000
0.099%*, 8/8/2011	32,500,000	32,491,063
0.113%**, 7/27/2011	190,000,000	189,983,791
0.119%*, 8/22/2011	25,000,000	24,990,583
0.119%*, 9/13/2011	100,000,000	99,955,000
0.129%*, 9/26/2011	65,000,000	64,965,261
0.159%*, 11/21/2011	100,000,000	99,909,333
0.174%**, 9/19/2011	30,000,000	29,999,404
0.178%*, 7/20/2011	44,000,000	43,982,400
0.178%*, 7/27/2011	51,659,000	51,636,528
0.182%*, 6/16/2011	35,000,000	34,991,726
5.0%, 10/15/2011	50,000,000	51,082,031
5.375%, 11/15/2011	16,040,000	16,489,455
		2,559,753,598
US Treasury Obligations 5.7%
US Treasury Bill, 0.16%*, 9/1/2011	17,500,000	17,490,433
US Treasury Notes:
0.875%, 5/31/2011	25,000,000	25,014,282
1.0%, 9/30/2011	84,500,000	84,768,848
1.75%, 11/15/2011	50,000,000	50,394,064
4.625%, 8/31/2011	43,500,000	44,134,573
4.625%, 10/31/2011	45,000,000	45,986,196
5.125%, 6/30/2011	50,000,000	50,404,731
		318,193,127
Total Government & Agency Obligations (Cost $2,877,946,725)		2,877,946,725

Repurchase Agreements 49.5%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $215,000,538 on 5/2/2011 (a)	215,000,000	215,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $42,428,677 on 5/2/2011 (b)	42,428,571	42,428,571
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $704,002,347 on 5/2/2011 (c)	704,000,000	704,000,000
Citigroup, Inc., 0.03%, dated 4/29/2011, to be repurchased at $22,000,055 on 5/2/2011 (d)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $432,619,312 on 5/2/2011 (e)	432,618,951	432,618,951
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $233,000,743 on 5/2/2011 (f)	223,000,000	223,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $123,927,019 on 5/2/2011 (g)	123,926,503	123,926,503
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $252,000,840 on 5/2/2011 (h)	252,000,000	252,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $441,001,838 on 5/2/2011 (i)	441,000,000	441,000,000
The Goldman Sachs & Co., 0.06%, dated 4/28/2011, to be repurchased at $300,003,500 on 5/5/2011 (j)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,755,974,025)		2,755,974,025

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,733,891,028)+	102.9	5,733,891,028
Other Assets and Liabilities, Net	(2.9)	(162,027,136)
Net Assets	100.0	5,571,863,892

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $5,733,891,028.

(a) Collateralized by $207,105,300 US Treasury Note, 3.125%, maturing on 9/30/2013 with a value of $219,300,094.

(b) Collateralized by $45,241,800 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $43,277,165.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
522,522,000	Federal Home Loan Mortgage Corp.	1.65-5.5	4/28/2014- 4/8/2030	546,732,677
161,294,000	Federal National Mortgage Association	3.25-4.75	2/21/2013- 4/9/2013	171,348,112
Total Collateral Value				718,080,789

(d) Collateralized by $22,443,000 Federal Home Loan Bank, maturing on 7/29/2011 with a value of $22,440,082.

(e) Collateralized by $531,439,126 US Treasury STRIPS, maturing on 11/15/2013-2/15/2020 with a value of $441,272,531.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
185,181,947	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	7/15/2015- 8/15/2039	192,999,725
54,470,688	Federal Home Loan Mortgage Corp. — Interest only	5.281	1/15/2039	5,749,091
7,680,197	Federal Home Loan Mortgage Corp. — Principal only	Zero Coupon	11/15/2036- 5/15/2037	6,713,414
23,268,926	Federal National Mortgage Association	0.513-6.47	2/25/2029- 6/25/2037	22,905,889
Total Collateral Value				228,368,119

(g) Collateralized by $124,768,369 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-4.5%, with various maturity dates of 3/1/2039-12/1/2040 with a value of $126,405,034.

(h) Collateralized by $242,597,416 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 3/1/2038-4/1/2041 with a value of $257,040,001.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,370,889	Federal Home Loan Mortgage Corp.	4.0-5.5	4/15/2040- 4/15/2041	21,981,083
491,792,871	Federal Home Loan Mortgage Corp. — Interest only	5.781-6.431	9/15/2033- 11/15/2038	77,032,731
210,576,230	Federal National Mortgage Association	Zero Coupon — 5.5	6/25/2021- 3/25/2041	213,820,002
914,052,013	Federal National Mortgage Association — Interest only	5.787-6.266	6/25/2038- 1/25/2041	136,986,185
Total Collateral Value				449,820,001

(j) Collateralized by $295,084,262 Federal National Mortgage Association, with various coupon rates from 3.5-4.5%, with various maturity dates of 10/25/2039-2/25/2041 with a value of $306,000,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (k)	$—	$2,977,917,003	$—	$2,977,917,003
Repurchase Agreements	—	2,755,974,025	—	2,755,974,025
Total	$—	$5,733,891,028	$—	$5,733,891,028

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$2,977,917,003
Repurchase agreements, valued at amortized cost	2,755,974,025
Total investments, valued at amortized cost	5,733,891,028
Receivable for Fund shares sold	142,451
Interest receivable	3,670,502
Due from Advisor	136,428
Other assets	95,442
Total assets	5,737,935,851
Liabilities
Payable for investments purchased	164,991,321
Payable for Fund shares redeemed	126,472
Distributions payable	106,265
Accrued management fee	99,239
Other accrued expenses and payables	748,662
Total liabilities	166,071,959
Net assets, at value	$5,571,863,892
Net Assets Consist of
Undistributed net investment income	201,484
Accumulated net realized gain (loss)	(602,497)
Paid-in capital	5,572,264,905
Net assets, at value	$5,571,863,892

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Government & Agency Securities Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($284,348,907 ÷ 284,368,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($19,057,230 ÷ 19,058,540 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($33,261,953 ÷ 33,264,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government & Agency Money Fund Net Asset Value, offering and redemption price per share ($170,093,183 ÷ 170,104,883 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government Cash Institutional Shares Net Asset Value, offering and redemption price per share ($4,771,880,106 ÷ 4,772,208,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Government Cash Managed Shares Net Asset Value, offering and redemption price per share ($179,819,975 ÷ 179,832,348 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($113,402,538 ÷ 113,410,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$9,770,345
Expenses: Management fee	2,506,115
Administration fee	4,222,727
Services to shareholders	1,845,325
Custodian fee	76,975
Distribution and service fees	3,146,324
Professional fees	150,210
Trustees' fees and expenses	127,065
Reports to shareholders	10,937
Registration fees	141,522
Other	393,329
Total expenses before expense reductions	12,620,529
Expense reductions	(5,190,147)
Total expenses after expense reductions	7,430,382
Net investment income	2,339,963
Net realized gain (loss) from investments	(602,497)
Net increase (decrease) in net assets resulting from operations	$1,737,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$2,339,963	$18,279,158
Net realized gain (loss)	(602,497)	683,254
Net increase in net assets resulting from operations	1,737,466	18,962,412
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(29,745)	(30,842)
Davidson Cash Equivalent Shares	(2,133)	(2,419)
Davidson Cash Equivalent Plus Shares	(5,528)	(3,042)
DWS Government & Agency Money Fund	(28,169)	(168,152)
DWS Government Cash Institutional Shares	(2,230,405)	(17,853,361)
Government Cash Managed Shares	(21,680)	(46,318)
Premier Money Market Shares	—	(176,438)
Service Shares	(12,160)	(13,091)
Net realized gains: Capital Assets Funds Shares	—	(34,871)
Davidson Cash Equivalent Shares	—	(2,710)
Davidson Cash Equivalent Plus Shares	—	(2,843)
DWS Government & Agency Money Fund	—	(32,168)
DWS Government Cash Institutional Shares	—	(1,560,440)
Government Cash Managed Shares	—	(38,058)
Premier Money Market Shares	—	(242,870)
Service Shares	—	(14,378)
Total distributions	(2,329,820)	(20,222,001)
Fund share transactions: Proceeds from shares sold	38,138,317,757	89,328,240,895
Reinvestment of distributions	1,201,174	9,173,740
Cost of shares redeemed	(40,469,462,394)	(101,467,650,200)
Net increase (decrease) in net assets from Fund share transactions	(2,329,943,463)	(12,130,235,565)
Increase (decrease) in net assets	(2,330,535,817)	(12,131,495,154)
Net assets at beginning of period	7,902,399,709	20,033,894,863
Net assets at end of period (including undistributed net investment income of $201,484 and $191,341, respectively)	$5,571,863,892	$7,902,399,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Government & Agency Securities Portfolio DWS Government Cash Institutional Shares
Years Ended April 30,	2011		2010		2009		2008	2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.001		.001		.015		.044	.010
Net realized and unrealized gain (loss)	(.000	)***	.000	***	.000	***	.000 ***	.000	***
Total from investment operations	.001		.001		.015		.044	.010
Less distributions from: Net investment income	(.001)		(.001)		(.015)		(.015)	(.010)
Net realized gains	—		(.000	)***	—		—	—
Total distributions	(.001)		(.001)		(.015)		(.015)	(.010)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)b	.06		.14		1.49		4.51	1.04	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,772		6,899		14,646		1,156	325
Ratio of expenses before expense reductions (%)	.19		.19		.21		.23	.24	*
Ratio of expenses after expense reductions (%)	.16		.18		.20		.21	.23	*
Ratio of net investment income (%)	.07		.14		.94	c	4.24	5.12	*
a For the period from February 16, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
c Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Government & Agency Securities Portfolio Government Cash Managed Shares
Years Ended April 30,	2011		2010		2009		2008	2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.013		.042	.010
Net realized and unrealized gain (loss)	(.000	)***	.000	***	.000	***	.000 ***	.000	***
Total from investment operations	.000	***	.000	***	.013		.042	.010
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.013)		(.042)	(.010)
Net realized gains	—		(.000	)***	—		—	—
Total distributions	(.000	)***	(.000	)***	(.013)		(.042)	(.010)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)b	.01		.02		1.27		4.27	.99	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180		280		477		379	137
Ratio of expenses before expense reductions (%)	.41		.42		.44		.44	.47	*
Ratio of expenses after expense reductions (%)	.22		.31		.43		.42	.46	*
Ratio of net investment income (%)	.01		.02		1.05	c	4.03	4.89	*
a For the period from February 16, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
c Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Government & Agency Securities Portfolio (the "Fund").

Government & Agency Securities Portfolio offers seven classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares.

The financial highlights for all classes of shares, other than DWS Government Cash Institutional Shares and Government Cash Managed Shares, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At April 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $602,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2019 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed ordinary income*	$307,749
Capital loss carryforwards	$(602,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from ordinary income*	$2,329,820	$20,222,001

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

The Advisor has agreed to contractually reduce its management fee for the Fund such that the annual effective rate is limited to 0.05% of the Fund's average daily net assets.

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Government Cash Institutional Shares and Government Cash Managed Shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.23% and 0.46%, respectively.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on DWS Government Cash Institutional Shares and Government Cash Managed Shares.

Accordingly, for the year ended April 30, 2011, the Advisor waived a portion of its management fee on the Fund aggregating $713,093 and the amount charged aggregated $1,793,022.

For the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Government & Agency Securities Portfolio	.04%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$4,222,727	$388,698

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$719,797	$567,755	$74,011
Davidson Cash Equivalent Shares	53,615	42,434	4,461
Davidson Cash Equivalent Plus Shares	107,807	80,013	10,625
DWS Government & Agency Money Fund	183,413	87,726	38,977
DWS Government Cash Institutional Shares	268,801	268,801	—
Government Cash Managed Shares	153,563	42,737	35,695
Service Shares	303,676	241,264	21,188
	$1,790,672	$1,330,730	$184,957

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Government & Agency Securities Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$981,550	$981,550	.00%	.33%
Davidson Cash Equivalent Shares	63,985	63,985	.00%	.30%
Davidson Cash Equivalent Plus Shares	138,178	138,178	.00%	.25%
Service Shares	729,893	729,893	.00%	.60%
	$1,913,606	$1,913,606

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Government & Agency Securities Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$743,598	$743,598	.00%	.25%
Davidson Cash Equivalent Shares	53,321	53,321	.00%	.25%
Davidson Cash Equivalent Plus Shares	110,542	110,542	.00%	.20%
Government Cash Managed Shares	325,257	325,257	.00%	.15%
	$1,232,718	$1,232,718

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" expenses was as follows:
	Total Aggregated	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$10,937	$10,937

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

4. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Government & Agency Securities Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	628,481,114	$628,481,114	649,627,293	$649,627,293
Davidson Cash Equivalent Shares	24,463,758	24,463,758	14,397,365	14,397,365
Davidson Cash Equivalent Plus Shares	275,786,862	275,786,862	185,485,990	185,485,990
DWS Government & Agency Money Fund	72,103,322	72,103,322	105,758,351	105,758,351
DWS Government Cash Institutional Shares	34,835,288,142	34,835,288,142	86,737,251,385	86,737,251,385
Government Cash Managed Shares	2,032,853,974	2,032,853,974	1,141,762,346	1,141,762,346
Premier Money Market Shares*	—	—	265,266,569	265,266,569
Service Shares	269,340,585	269,340,585	228,691,596	228,691,596
		$38,138,317,757		$89,328,240,895
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	29,657	$29,657	65,880	$65,880
Davidson Cash Equivalent Shares	2,127	2,127	5,141	5,141
Davidson Cash Equivalent Plus Shares	5,509	5,509	5,913	5,913
DWS Government & Agency Money Fund	27,796	27,796	195,740	195,740
DWS Government Cash Institutional Shares	1,118,270	1,118,270	8,526,918	8,526,918
Government Cash Managed Shares	5,696	5,696	8,301	8,301
Premier Money Market Shares*	—	—	338,346	338,346
Service Shares	12,119	12,119	27,501	27,501
		$1,201,174		$9,173,740
Shares redeemed
Capital Assets Funds Shares	(648,126,914)	$(648,126,914)	(625,330,611)	$(625,330,611)
Davidson Cash Equivalent Shares	(25,307,057)	(25,307,057)	(23,739,455)	(23,739,455)
Davidson Cash Equivalent Plus Shares	(292,761,983)	(292,761,983)	(158,769,431)	(158,769,431)
DWS Government & Agency Money Fund	(134,495,012)	(134,495,012)	(198,527,517)	(198,527,517)
DWS Government Cash Institutional Shares	(36,963,523,481)	(36,963,523,481)	(94,492,111,010)	(94,492,111,010)
Government Cash Managed Shares	(2,132,755,829)	(2,132,755,829)	(1,338,740,329)	(1,338,740,329)
Premier Money Market Shares*	—	—	(4,366,260,819)	(4,366,260,819)
Service Shares	(272,492,118)	(272,492,118)	(264,171,028)	(264,171,028)
		$(40,469,462,394)		$(101,467,650,200)
Net increase (decrease)
Capital Assets Funds Shares	(19,616,143)	$(19,616,143)	24,362,562	$24,362,562
Davidson Cash Equivalent Shares	(841,172)	(841,172)	(9,336,949)	(9,336,949)
Davidson Cash Equivalent Plus Shares	(16,969,612)	(16,969,612)	26,722,472	26,722,472
DWS Government & Agency Money Fund	(62,363,894)	(62,363,894)	(92,573,426)	(92,573,426)
DWS Government Cash Institutional Shares	(2,127,117,069)	(2,127,117,069)	(7,746,332,707)	(7,746,332,707)
Government Cash Managed Shares	(99,896,159)	(99,896,159)	(196,969,682)	(196,969,682)
Premier Money Market Shares*	—	—	(4,100,655,904)	(4,100,655,904)
Service Shares	(3,139,414)	(3,139,414)	(35,451,931)	(35,451,931)
		$(2,329,943,463)		$(12,130,235,565)

* The Premier Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Government & Agency Securities Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government & Agency Securities Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

A total of 44% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

APRIL 30, 2011 Annual Report to Shareholders

Government & Agency Securities Portfolio DWS Government & Agency Money Fund

Contents
3 Portfolio Management Review
6 Information About Your Fund's Expenses
8 Portfolio Summary
9 Investment Portfolio
13 Statement of Assets and Liabilities
15 Statement of Operations
16 Statement of Changes in Net Assets
17 Financial Highlights
18 Notes to Financial Statements
26 Report of Independent Registered Public Accounting Firm
27 Tax Information
28 Summary of Management Fee Evaluation by Independent Fee Consultant
32 Summary of Administrative Fee Evaluation by Independent Fee Consultant
33 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

We maintained an increased focus on overnight repurchase agreements and one- to three-month government and agency securities, as we believe that there was not a great deal of value in longer-maturity issues during the period ending April 30, 2011.4

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

During the period, our decision to keep a significant percentage of portfolio assets in overnight repurchase agreements cost the fund some yield, but we believe that this represented a prudent approach to maintaining a high level of portfolio quality and liquidity.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.5 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for the specific details regarding the fund's risk profile.

7-Day Current Yield
DWS Government & Agency Money Fund	0.08	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been 0.07% as of April 30, 2011.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Maturity — the amount of time until the principal amount of a bond must be repaid. Short-maturity is typically up to one year.

Overnight repurchase agreements — a form of short-term borrowing whereby a government security is sold on an overnight basis and purchased back the next day.

5 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for the DWS Government & Agency Money Fund. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	DWS Government & Agency Money Fund
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.10
Expenses Paid per $1,000*	$.84
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.95
Expenses Paid per $1,000*	$.85

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Government & Agency Money Fund	.17%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Government & Agency Securities Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Government & Agency Obligations	50%	85%
Repurchase Agreements	48%	15%
Commercial Paper	2%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Government & Agency Securities Portfolio	49 days	52 days
iMoneyNet Government & Agencies Retail Money Fund Average*	38 days	45 days

* The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 9-12. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Government & Agency Securities Portfolio
	Principal Amount ($)	Value ($)

Commercial Paper 1.8%
Issued at Discount
Straight-A Funding LLC:
144A, 0.15%, 5/11/2011	20,000,000	19,999,167
144A, 0.2%, 7/5/2011	80,000,000	79,971,111
Total Commercial Paper (Cost $99,970,278)		99,970,278

Government & Agency Obligations 51.6%
US Government Sponsored Agencies 45.9%
Federal Farm Credit Bank:
0.119%**, 5/18/2012	165,000,000	164,991,321
0.12%**, 1/12/2012	100,000,000	100,001,775
0.129%*, 9/9/2011	25,000,000	24,988,174
0.134%**, 7/15/2011	85,000,000	84,999,308
0.164%*, 5/24/2011	50,000,000	49,994,569
0.208%*, 8/3/2011	43,500,000	43,476,148
0.259%*, 10/20/2011	34,500,000	34,457,143
0.259%*, 4/4/2012	12,500,000	12,469,396
0.269%*, 3/23/2012	25,000,000	24,938,688
0.319%*, 12/16/2011	28,000,000	27,943,004
0.319%*, 1/12/2012	33,000,000	32,924,907
Federal Home Loan Bank:
0.018%*, 5/2/2011	12,737,000	12,737,000
0.064%*, 7/20/2011	100,000,000	99,985,556
0.068%*, 5/27/2011	50,000,000	49,997,472
0.076%*, 5/18/2011	55,000,000	54,997,922
0.089%*, 9/6/2011	50,000,000	49,984,000
0.149%*, 8/12/2011	7,500,000	7,496,781
0.149%*, 8/17/2011	12,207,000	12,201,507
0.17%**, 1/18/2012	22,000,000	22,006,379
0.183%**, 9/26/2011	12,500,000	12,499,749
0.24%, 10/28/2011	36,275,000	36,266,384
0.248%*, 8/22/2011	5,000,000	4,996,076
0.268%*, 9/12/2011	15,900,000	15,884,021
0.3%, 12/27/2011	75,000,000	75,022,455
0.76%, 7/19/2011	15,000,000	15,017,910
1.0%, 12/28/2011	13,460,000	13,532,363
5.375%, 8/19/2011	14,900,000	15,129,895
Federal Home Loan Mortgage Corp.:
0.028%*, 5/19/2011	15,000,000	14,999,775
0.08%**, 11/9/2011	75,000,000	74,967,946
0.14%**, 11/10/2011	200,000,000	200,000,000
0.149%*, 7/27/2011	85,000,000	84,969,188
0.164%*, 9/1/2011	8,935,000	8,929,963
0.167%*, 6/13/2011	27,061,000	27,055,505
0.193%*, 7/25/2011	34,494,000	34,478,118
0.198%*, 7/12/2011	100,000,000	99,960,000
Federal National Mortgage Association:
0.059%*, 6/13/2011	75,000,000	74,994,625
0.079%*, 7/21/2011	100,000,000	99,982,000
0.099%*, 8/8/2011	32,500,000	32,491,063
0.113%**, 7/27/2011	190,000,000	189,983,791
0.119%*, 8/22/2011	25,000,000	24,990,583
0.119%*, 9/13/2011	100,000,000	99,955,000
0.129%*, 9/26/2011	65,000,000	64,965,261
0.159%*, 11/21/2011	100,000,000	99,909,333
0.174%**, 9/19/2011	30,000,000	29,999,404
0.178%*, 7/20/2011	44,000,000	43,982,400
0.178%*, 7/27/2011	51,659,000	51,636,528
0.182%*, 6/16/2011	35,000,000	34,991,726
5.0%, 10/15/2011	50,000,000	51,082,031
5.375%, 11/15/2011	16,040,000	16,489,455
		2,559,753,598
US Treasury Obligations 5.7%
US Treasury Bill, 0.16%*, 9/1/2011	17,500,000	17,490,433
US Treasury Notes:
0.875%, 5/31/2011	25,000,000	25,014,282
1.0%, 9/30/2011	84,500,000	84,768,848
1.75%, 11/15/2011	50,000,000	50,394,064
4.625%, 8/31/2011	43,500,000	44,134,573
4.625%, 10/31/2011	45,000,000	45,986,196
5.125%, 6/30/2011	50,000,000	50,404,731
		318,193,127
Total Government & Agency Obligations (Cost $2,877,946,725)		2,877,946,725

Repurchase Agreements 49.5%
Barclays Capital PLC, 0.03%, dated 4/29/2011, to be repurchased at $215,000,538 on 5/2/2011 (a)	215,000,000	215,000,000
BNP Paribas, 0.03%, dated 4/29/2011, to be repurchased at $42,428,677 on 5/2/2011 (b)	42,428,571	42,428,571
BNP Paribas, 0.04%, dated 4/29/2011, to be repurchased at $704,002,347 on 5/2/2011 (c)	704,000,000	704,000,000
Citigroup, Inc., 0.03%, dated 4/29/2011, to be repurchased at $22,000,055 on 5/2/2011 (d)	22,000,000	22,000,000
JPMorgan Securities, Inc., 0.01%, dated 4/29/2011, to be repurchased at $432,619,312 on 5/2/2011 (e)	432,618,951	432,618,951
JPMorgan Securities, Inc., 0.04%, dated 4/29/2011, to be repurchased at $233,000,743 on 5/2/2011 (f)	223,000,000	223,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 4/29/2011, to be repurchased at $123,927,019 on 5/2/2011 (g)	123,926,503	123,926,503
Morgan Stanley & Co., Inc., 0.04%, dated 4/29/2011, to be repurchased at $252,000,840 on 5/2/2011 (h)	252,000,000	252,000,000
The Goldman Sachs & Co., 0.05%, dated 4/29/2011, to be repurchased at $441,001,838 on 5/2/2011 (i)	441,000,000	441,000,000
The Goldman Sachs & Co., 0.06%, dated 4/28/2011, to be repurchased at $300,003,500 on 5/5/2011 (j)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $2,755,974,025)		2,755,974,025

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,733,891,028)+	102.9	5,733,891,028
Other Assets and Liabilities, Net	(2.9)	(162,027,136)
Net Assets	100.0	5,571,863,892

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $5,733,891,028.

(a) Collateralized by $207,105,300 US Treasury Note, 3.125%, maturing on 9/30/2013 with a value of $219,300,094.

(b) Collateralized by $45,241,800 US Treasury Note, 2.625%, maturing on 11/15/2020 with a value of $43,277,165.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
522,522,000	Federal Home Loan Mortgage Corp.	1.65-5.5	4/28/2014- 4/8/2030	546,732,677
161,294,000	Federal National Mortgage Association	3.25-4.75	2/21/2013- 4/9/2013	171,348,112
Total Collateral Value				718,080,789

(d) Collateralized by $22,443,000 Federal Home Loan Bank, maturing on 7/29/2011 with a value of $22,440,082.

(e) Collateralized by $531,439,126 US Treasury STRIPS, maturing on 11/15/2013-2/15/2020 with a value of $441,272,531.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
185,181,947	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	7/15/2015- 8/15/2039	192,999,725
54,470,688	Federal Home Loan Mortgage Corp. — Interest only	5.281	1/15/2039	5,749,091
7,680,197	Federal Home Loan Mortgage Corp. — Principal only	Zero Coupon	11/15/2036- 5/15/2037	6,713,414
23,268,926	Federal National Mortgage Association	0.513-6.47	2/25/2029- 6/25/2037	22,905,889
Total Collateral Value				228,368,119

(g) Collateralized by $124,768,369 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-4.5%, with various maturity dates of 3/1/2039-12/1/2040 with a value of $126,405,034.

(h) Collateralized by $242,597,416 Federal Home Loan Mortgage Corp., with various coupon rates from 4.0-6.0%, with various maturity dates of 3/1/2038-4/1/2041 with a value of $257,040,001.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,370,889	Federal Home Loan Mortgage Corp.	4.0-5.5	4/15/2040- 4/15/2041	21,981,083
491,792,871	Federal Home Loan Mortgage Corp. — Interest only	5.781-6.431	9/15/2033- 11/15/2038	77,032,731
210,576,230	Federal National Mortgage Association	Zero Coupon — 5.5	6/25/2021- 3/25/2041	213,820,002
914,052,013	Federal National Mortgage Association — Interest only	5.787-6.266	6/25/2038- 1/25/2041	136,986,185
Total Collateral Value				449,820,001

(j) Collateralized by $295,084,262 Federal National Mortgage Association, with various coupon rates from 3.5-4.5%, with various maturity dates of 10/25/2039-2/25/2041 with a value of $306,000,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (k)	$—	$2,977,917,003	$—	$2,977,917,003
Repurchase Agreements	—	2,755,974,025	—	2,755,974,025
Total	$—	$5,733,891,028	$—	$5,733,891,028

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Government & Agency Securities Portfolio
Investments: Investments in securities, valued at amortized cost	$2,977,917,003
Repurchase agreements, valued at amortized cost	2,755,974,025
Total investments, valued at amortized cost	5,733,891,028
Receivable for Fund shares sold	142,451
Interest receivable	3,670,502
Due from Advisor	136,428
Other assets	95,442
Total assets	5,737,935,851
Liabilities
Payable for investments purchased	164,991,321
Payable for Fund shares redeemed	126,472
Distributions payable	106,265
Accrued management fee	99,239
Other accrued expenses and payables	748,662
Total liabilities	166,071,959
Net assets, at value	$5,571,863,892
Net Assets Consist of
Undistributed net investment income	201,484
Accumulated net realized gain (loss)	(602,497)
Paid-in capital	5,572,264,905
Net assets, at value	$5,571,863,892

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Government & Agency Securities Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($284,348,907 ÷ 284,368,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($19,057,230 ÷ 19,058,540 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Plus Shares Net Asset Value, offering and redemption price per share ($33,261,953 ÷ 33,264,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government & Agency Money Fund Net Asset Value, offering and redemption price per share ($170,093,183 ÷ 170,104,883 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Government Cash Institutional Shares Net Asset Value, offering and redemption price per share ($4,771,880,106 ÷ 4,772,208,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Government Cash Managed Shares Net Asset Value, offering and redemption price per share ($179,819,975 ÷ 179,832,348 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($113,402,538 ÷ 113,410,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$9,770,345
Expenses: Management fee	2,506,115
Administration fee	4,222,727
Services to shareholders	1,845,325
Custodian fee	76,975
Distribution and service fees	3,146,324
Professional fees	150,210
Trustees' fees and expenses	127,065
Reports to shareholders	10,937
Registration fees	141,522
Other	393,329
Total expenses before expense reductions	12,620,529
Expense reductions	(5,190,147)
Total expenses after expense reductions	7,430,382
Net investment income	2,339,963
Net realized gain (loss) from investments	(602,497)
Net increase (decrease) in net assets resulting from operations	$1,737,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$2,339,963	$18,279,158
Net realized gain (loss)	(602,497)	683,254
Net increase in net assets resulting from operations	1,737,466	18,962,412
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(29,745)	(30,842)
Davidson Cash Equivalent Shares	(2,133)	(2,419)
Davidson Cash Equivalent Plus Shares	(5,528)	(3,042)
DWS Government & Agency Money Fund	(28,169)	(168,152)
DWS Government Cash Institutional Shares	(2,230,405)	(17,853,361)
Government Cash Managed Shares	(21,680)	(46,318)
Premier Money Market Shares	—	(176,438)
Service Shares	(12,160)	(13,091)
Net realized gains: Capital Assets Funds Shares	—	(34,871)
Davidson Cash Equivalent Shares	—	(2,710)
Davidson Cash Equivalent Plus Shares	—	(2,843)
DWS Government & Agency Money Fund	—	(32,168)
DWS Government Cash Institutional Shares	—	(1,560,440)
Government Cash Managed Shares	—	(38,058)
Premier Money Market Shares	—	(242,870)
Service Shares	—	(14,378)
Total distributions	(2,329,820)	(20,222,001)
Fund share transactions: Proceeds from shares sold	38,138,317,757	89,328,240,895
Reinvestment of distributions	1,201,174	9,173,740
Cost of shares redeemed	(40,469,462,394)	(101,467,650,200)
Net increase (decrease) in net assets from Fund share transactions	(2,329,943,463)	(12,130,235,565)
Increase (decrease) in net assets	(2,330,535,817)	(12,131,495,154)
Net assets at beginning of period	7,902,399,709	20,033,894,863
Net assets at end of period (including undistributed net investment income of $201,484 and $191,341, respectively)	$5,571,863,892	$7,902,399,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Government & Agency Securities Portfolio DWS Government & Agency Money Fund
Years Ended April 30,	2011		2010		2009		2008	2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.001		.014		.043	.006
Net realized and unrealized gain (loss)	(.000	)***	.000	***	.000	***	.000 ***	.000	***
Total from investment operations	.000	***	.001		.014		.043	.006
Less distributions from: Net investment income	(.000	)***	(.001)		(.014)		(.043)	(.006)
Net realized gains	—		(.000	)***	—		—	—
Total distributions	(.000	)***	(.001)		(.014)		(.043)	(.006)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)b	.02		.07		1.41		4.42	.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170		233		325		438	436
Ratio of expenses before expense reductions (%)	.28		.27		.26		.30	.30	*
Ratio of expenses after expense reductions (%)	.22		.26		.26		.28	.28	*
Ratio of net investment income (%)	.01		.06		1.46	c	4.17	5.06	*
a For the period from March 19, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
c Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Government & Agency Securities Portfolio (the "Fund").

Government & Agency Securities Portfolio offers seven classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares.

The financial highlights for all classes of shares, other than DWS Government & Agency Money Fund, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At April 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $602,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2019 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed ordinary income*	$307,749
Capital loss carryforwards	$(602,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from ordinary income*	$2,329,820	$20,222,001

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

The Advisor has agreed to contractually reduce its management fee for the Fund such that the annual effective rate is limited to 0.05% of the Fund's average daily net assets.

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Government & Agency Money Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.45%.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on DWS Government & Agency Money Fund shares.

Accordingly, for the year ended April 30, 2011, the Advisor waived a portion of its management fee on the Fund aggregating $713,093 and the amount charged aggregated $1,793,022.

For the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Government & Agency Securities Portfolio	.04%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$4,222,727	$388,698

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Government & Agency Securities Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$719,797	$567,755	$74,011
Davidson Cash Equivalent Shares	53,615	42,434	4,461
Davidson Cash Equivalent Plus Shares	107,807	80,013	10,625
DWS Government & Agency Money Fund	183,413	87,726	38,977
DWS Government Cash Institutional Shares	268,801	268,801	—
Government Cash Managed Shares	153,563	42,737	35,695
Service Shares	303,676	241,264	21,188
	$1,790,672	$1,330,730	$184,957

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Government & Agency Securities Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$981,550	$981,550	.00%	.33%
Davidson Cash Equivalent Shares	63,985	63,985	.00%	.30%
Davidson Cash Equivalent Plus Shares	138,178	138,178	.00%	.25%
Service Shares	729,893	729,893	.00%	.60%
	$1,913,606	$1,913,606

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Government & Agency Securities Portfolio:	Service Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$743,598	$743,598	.00%	.25%
Davidson Cash Equivalent Shares	53,321	53,321	.00%	.25%
Davidson Cash Equivalent Plus Shares	110,542	110,542	.00%	.20%
Government Cash Managed Shares	325,257	325,257	.00%	.15%
	$1,232,718	$1,232,718

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" expenses was as follows:
	Total Aggregated	Unpaid at April 30, 2011
Government & Agency Securities Portfolio	$10,937	$10,937

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

4. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Government & Agency Securities Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	628,481,114	$628,481,114	649,627,293	$649,627,293
Davidson Cash Equivalent Shares	24,463,758	24,463,758	14,397,365	14,397,365
Davidson Cash Equivalent Plus Shares	275,786,862	275,786,862	185,485,990	185,485,990
DWS Government & Agency Money Fund	72,103,322	72,103,322	105,758,351	105,758,351
DWS Government Cash Institutional Shares	34,835,288,142	34,835,288,142	86,737,251,385	86,737,251,385
Government Cash Managed Shares	2,032,853,974	2,032,853,974	1,141,762,346	1,141,762,346
Premier Money Market Shares*	—	—	265,266,569	265,266,569
Service Shares	269,340,585	269,340,585	228,691,596	228,691,596
		$38,138,317,757		$89,328,240,895
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	29,657	$29,657	65,880	$65,880
Davidson Cash Equivalent Shares	2,127	2,127	5,141	5,141
Davidson Cash Equivalent Plus Shares	5,509	5,509	5,913	5,913
DWS Government & Agency Money Fund	27,796	27,796	195,740	195,740
DWS Government Cash Institutional Shares	1,118,270	1,118,270	8,526,918	8,526,918
Government Cash Managed Shares	5,696	5,696	8,301	8,301
Premier Money Market Shares*	—	—	338,346	338,346
Service Shares	12,119	12,119	27,501	27,501
		$1,201,174		$9,173,740
Shares redeemed
Capital Assets Funds Shares	(648,126,914)	$(648,126,914)	(625,330,611)	$(625,330,611)
Davidson Cash Equivalent Shares	(25,307,057)	(25,307,057)	(23,739,455)	(23,739,455)
Davidson Cash Equivalent Plus Shares	(292,761,983)	(292,761,983)	(158,769,431)	(158,769,431)
DWS Government & Agency Money Fund	(134,495,012)	(134,495,012)	(198,527,517)	(198,527,517)
DWS Government Cash Institutional Shares	(36,963,523,481)	(36,963,523,481)	(94,492,111,010)	(94,492,111,010)
Government Cash Managed Shares	(2,132,755,829)	(2,132,755,829)	(1,338,740,329)	(1,338,740,329)
Premier Money Market Shares*	—	—	(4,366,260,819)	(4,366,260,819)
Service Shares	(272,492,118)	(272,492,118)	(264,171,028)	(264,171,028)
		$(40,469,462,394)		$(101,467,650,200)
Net increase (decrease)
Capital Assets Funds Shares	(19,616,143)	$(19,616,143)	24,362,562	$24,362,562
Davidson Cash Equivalent Shares	(841,172)	(841,172)	(9,336,949)	(9,336,949)
Davidson Cash Equivalent Plus Shares	(16,969,612)	(16,969,612)	26,722,472	26,722,472
DWS Government & Agency Money Fund	(62,363,894)	(62,363,894)	(92,573,426)	(92,573,426)
DWS Government Cash Institutional Shares	(2,127,117,069)	(2,127,117,069)	(7,746,332,707)	(7,746,332,707)
Government Cash Managed Shares	(99,896,159)	(99,896,159)	(196,969,682)	(196,969,682)
Premier Money Market Shares*	—	—	(4,100,655,904)	(4,100,655,904)
Service Shares	(3,139,414)	(3,139,414)	(35,451,931)	(35,451,931)
		$(2,329,943,463)		$(12,130,235,565)

* The Premier Money Market Shares class was liquidated on February 16, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Government & Agency Securities Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government & Agency Securities Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

A total of 44% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

APRIL 30, 2011 Annual Report to Shareholders

Tax-Exempt Portfolio DWS Tax-Exempt Cash Institutional Shares Fund #148 Tax-Exempt Cash Managed Shares Fund #248

Contents
3 Portfolio Management Review
7 Information About Your Fund's Expenses
9 Portfolio Summary
10 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
27 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Tax Information
36 Summary of Management Fee Evaluation by Independent Fee Consultant
40 Summary of Administrative Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

In light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)4,5 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

The types of securities that we were investing in the fund tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.6 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the fund's risk profile.

	7-Day Current Yield
DWS Tax-Exempt Cash Institutional Shares	0.14%
(Equivalent Taxable Yield)	0.22	%*
Tax-Exempt Cash Managed Shares	0.01	%**
(Equivalent Taxable Yield)	0.02	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.
** The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been -0.02% for DWS Tax-Exempt Cash Managed Shares as of April 30, 2011.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

6 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for the Tax-Exempt Cash Managed Shares. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	DWS Tax-Exempt Cash Institutional Shares	Tax-Exempt Cash Managed Shares
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,000.67	$1,000.05
Expenses Paid per $1,000*	$.99	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,023.80	$1,023.16
Expenses Paid per $1,000*	$1.00	$1.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
DWS Tax-Exempt Cash Institutional Shares	.20%
Tax-Exempt Cash Managed Shares	.33%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 10-20. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio DWS Tax-Exempt Cash Institutional Shares
Years Ended April 30,	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.002	.002		.016		.032		.034
Net realized and unrealized gain (loss)	.000 *	.000	*	.000	*	.000	*	(.000	)*
Total from investment operations	.002	.002		.016		.032		.034
Less distributions from: Net investment income	(.002)	(.002)		(.016)		(.032)		(.034)
Net realized gains	—	(.000	)*	—		—		—
Total distributions	(.002)	(.002)		(.016)		(.032)		(.034)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return (%)	.16	.25		1.58	a	3.20	a	3.46	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,492	1,725		1,770		1,751		1,064
Ratio of expenses before expense reductions (%)	.20	.21		.23		.21		.21
Ratio of expenses after expense reductions (%)	.20	.21		.22		.21		.20
Ratio of net investment income (%)	.17	.24		1.56		3.12		3.42
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Tax-Exempt Portfolio Tax-Exempt Cash Managed Shares
Years Ended April 30,	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.001		.013	.030		.032
Net realized and unrealized gain (loss)	.000	*	.000	*	.000 *	.000	*	(.000	)*
Total from investment operations	.000	*	.001		.013	.030		.032
Less distributions from: Net investment income	(.000	)*	(.001)		(.013)	(.030)		(.032)
Net realized gains	—		(.000	)*	—	—		—
Total distributions	(.000	)*	(.001)		(.013)	(.030)		(.032)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)	.01	a	.07	a	1.36	2.99	a	3.24	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127		209		193	250		225
Ratio of expenses before expense reductions (%)	.39		.44		.45	.42		.43
Ratio of expenses after expense reductions (%)	.35		.39		.45	.41		.42
Ratio of net investment income (%)	.01		.06		1.34	2.91		3.19
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Tax-Exempt Portfolio (the "Fund").

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than DWS Tax-Exempt Cash Institutional Shares and Tax-Exempt Cash Managed Shares, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition, the Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Tax-Exempt Cash Institutional Shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.20%.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Tax-Exempt Cash Managed Shares.

Accordingly, for the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Tax-Exempt Portfolio	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

* The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Tax-Exempt Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

APRIL 30, 2011 Annual Report to Shareholders

Tax-Exempt Portfolio DWS Tax-Exempt Money Fund

Contents
3 Portfolio Management Review
6 Information About Your Fund's Expenses
8 Portfolio Summary
9 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
32 Report of Independent Registered Public Accounting Firm
33 Tax Information
34 Summary of Management Fee Evaluation by Independent Fee Consultant
38 Summary of Administrative Fee Evaluation by Independent Fee Consultant
39 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

In light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)4,5 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

The types of securities that we were investing in the fund tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.6 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the fund's risk profile.

	7-Day Current Yield
DWS Tax-Exempt Money Fund	0.13%
(Equivalent Taxable Yield)	0.20	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

6 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	DWS Tax-Exempt Money Fund
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.57
Expenses Paid per $1,000*	$1.09
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.70
Expenses Paid per $1,000*	$1.10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Tax-Exempt Money Fund	.22%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 9-19. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio DWS Tax-Exempt Money Fund
Years Ended April 30,	2011	2010		2009	2008		2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.001	.002		.016	.031		.004
Net realized and unrealized gain (loss)	.000 ***	.000	***	.000 ***	.000	***	(.000	)***
Total from investment operations	.001	.002		.016	.031		.004
Less distributions from: Net investment income	(.001)	(.002)		(.016)	(.031)		(.004)
Net realized gains	—	(.000	)***	—	—		—
Total distributions	(.001)	(.002)		(.016)	(.031)		(.004)
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total Return (%)	.14	.22		1.57	3.17	b	.41	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	366	428		503	586		627
Ratio of expenses before expense reductions (%)	.22	.24		.24	.24		.24	*
Ratio of expenses after expense reductions (%)	.22	.24		.24	.23		.24	*
Ratio of net investment income (%)	.14	.22		1.55	3.09		3.49	*
a For the period from March 19, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Tax-Exempt Portfolio (the "Fund").

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than DWS Tax-Exempt Money Fund, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition, the Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Tax-Exempt Money Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.40%.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

Accordingly, for the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Tax-Exempt Portfolio	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

* The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Tax-Exempt Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

APRIL 30, 2011 Annual Report to Shareholders

Tax-Exempt Portfolio DWS Tax-Free Money Fund Class S

Contents
3 Portfolio Management Review
6 Information About Your Fund's Expenses
8 Portfolio Summary
9 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
32 Report of Independent Registered Public Accounting Firm
33 Tax Information
34 Summary of Management Fee Evaluation by Independent Fee Consultant
38 Summary of Administrative Fee Evaluation by Independent Fee Consultant
39 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

In light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)4,5 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

The types of securities that we were investing in the fund tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.6 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the fund's risk profile.

	7-Day Current Yield
DWS Tax-Free Money Fund Class S	0.20%
(Equivalent Taxable Yield)	0.31	%*
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

6 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for DWS Tax-Free Money Fund Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for DWS Tax-Free Money Fund Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	DWS Tax-Free Money Fund Class S
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.55
Expenses Paid per $1,000*	$1.14
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.65
Expenses Paid per $1,000*	$1.15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Tax-Free Money Fund Class S	.23%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 9-19. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio DWS Tax-Free Money Fund Class S
Years Ended April 30,	2011	2010		2009	2008		2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.001	.002		.015	.031		.004
Net realized and unrealized gain (loss)	.000 ***	.000	***	.000 ***	.000	***	(.000	)***
Total from investment operations	.001	.002		.015	.031		.004
Less distributions from: Net investment income	(.001)	(.002)		(.015)	(.031)		(.004)
Net realized gains	—	(.000	)***	—	—		—
Total distributions	(.001)	(.002)		(.015)	(.031)		(.004)
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total Return (%)	.12	.19		1.54	3.15	b	.40	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	141		164	167		172
Ratio of expenses before expense reductions (%)	.24	.27		.26	.27		.29	*
Ratio of expenses after expense reductions (%)	.24	.27		.26	.26		.29	*
Ratio of net investment income (%)	.12	.18		1.53	3.06		3.42	*
a For the period from March 19, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Tax-Exempt Portfolio (the "Fund").

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than DWS Tax-Free Money Fund Class S, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition, the Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Tax-Free Money Fund Class S to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.48%.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

Accordingly, for the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Tax-Exempt Portfolio	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

* The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Tax-Exempt Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

ANNUAL REPORT TO SHAREHOLDERS

Tax-Free Investment Class

Tax-Exempt Portfolio

April 30, 2011

Contents
3 Portfolio Management Review
7 Information About Your Fund's Expenses
9 Portfolio Summary
10 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
27 Financial Highlights
28 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Tax Information
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Summary of Administrative Fee Evaluation by Independent Fee Consultant
43 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

In September 2010, investors responded positively to US Federal Reserve Board (the Fed) Chairman Ben Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed.1 Over the fund's most recent 12-month period, the money market yield curve has gradually steepened as longer-term rates rose in response to improved economic data and shorter maturities declined significantly based on a number of market influences.2 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market until Congress once again raises the US debt ceiling; a new FDIC fee assessment that has, in effect, removed some of the incentive for certain large banks to create supply in the money market area; and; lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall.3

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period ended April 30, 2011. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

In light of the continued fiscal stress on state and local governments, and with dynamic rule changes regarding money market funds coming from the SEC, we believed it was prudent to maintain a short average maturity. Toward the end of the period, the fund was invested mainly in short-term commercial paper and floating-rate securities. (The interest rate of floating-rate securities adjusts periodically based on indices such as the Securities Industry and Financial Market Association Index of Variable Rate Demand Notes.)4,5 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Our main focus, as always, is on preservation of capital, and during the period ending April 30, 2011, we maintained a short maturity and attempted to ensure ample liquidity for the fund.

Negative Contributors to Fund Performance

The types of securities that we were investing in the fund tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal in light of the circumstances during the period.

Outlook and Positioning

Assuming that Congress can agree to raise the US debt ceiling in the near future, significant short-term Treasury supply should return to the market in the coming months and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, a large number of money market issues maturing with principal needing to be reinvested and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund.6 We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of April 30, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in money market funds. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of a fund may have a significant adverse effect on the share prices of all classes of shares of that fund. See the prospectus for specific details regarding the fund's risk profile.

	7-Day Current Yield
Tax-Free Investment Class	0.01	%*
(Equivalent Taxable Yield)	0.02	%**
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, visit our Web site at www.dws-investments.com.
* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been -0.22% as of April 30, 2011.
** The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

1 Quantitative easing — a monetary policy used by the government to increase the money supply. With this policy, the government purchases government and other securities from the market to create additional capital which financial institutions can use to promote lending and liquidity.

2 The yield curve — a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 Treasury bill — a short-term (maturity up to 1 year) discounted government security sold through competitive bidding at weekly and monthly auctions in denominations of $10,000 to $1 million. Debt ceiling is the maximum borrowing power of a government entity. FDIC (Federal Deposit Insurance Corporation) is a federal agency that insures deposits in member banks and thrifts up to a specific dollar amount. Federal funds rate is the overnight bank lending rate.

4 Average maturity — the average length of time until the principal amount of a bond must be repaid.

5 The Securities Industry and Financial Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

6 Credit quality — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for the Tax-Free Investment Class. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare each Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Tax-Free Investment Class
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,000.05
Expenses Paid per $1,000*	$1.64
Hypothetical 5% Fund Return
Beginning Account Value 11/1/10	$1,000.00
Ending Account Value 4/30/11	$1,023.16
Expenses Paid per $1,000*	$1.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Tax-Free Investment Class	.33%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Tax-Exempt Portfolio
Asset Allocation (As a % of Investment Portfolio)	4/30/11	4/30/10

Municipal Investments Municipal Variable Rate Demand Notes	70%	72%
Municipal Bonds and Notes	27%	28%
Municipal Floating Rate Notes	3%	—
	100%	100%

Weighted Average Maturity	4/30/11	4/30/10

Cash Account Trust — Tax-Exempt Portfolio	33 days	44 days
National Tax-Free Retail Money Fund Average*	28 days	31 days

* The Fund is compared to its respective iMoneyNet Category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 10-21. A quarterly Fact Sheet is available upon request.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month beginning December 2010, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011

Tax-Exempt Portfolio
	Principal Amount ($)	Value ($)

Municipal Investments 99.8%
Alabama 0.4%
Tuscaloosa County, AL, Industrial Development Gulf Opportunity Zone, Hunt Refining Project, Series C, 0.3%*, 12/1/2027	10,000,000	10,000,000
Alaska 1.1%
Anchorage, AK, Tax Anticipation Notes, 1.5%, 12/29/2011	30,000,000	30,237,724
Arkansas 0.3%
Fort Smith, AR, Mitsubishi Power Systems Revenue, Recovery Zone Facility Bonds, 0.31%*, 10/1/2040, LOC: Bank of Tokyo-Mitsubishi UFJ	8,000,000	8,000,000
California 7.4%
California, Beaumont Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.31%*, 9/1/2041, LOC: Union Bank of CA	4,450,000	4,450,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.29%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	13,100,000	13,100,000
California, Educational Facilities Authority Revenue, Series R-11734, 144A, 0.25%*, 6/1/2011, LIQ: Citibank NA	8,910,000	8,910,000
California, Inland Valley Development Agency, Tax Allocation, 0.3%*, 3/1/2027, LOC: Union Bank of CA	32,695,000	32,695,000
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.3%*, 9/1/2030, LOC: KBC Bank NV	26,200,000	26,200,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2680, 144A, 0.36%*, 5/15/2018, LOC: JPMorgan Chase Bank	15,110,000	15,110,000
Series 29G, 144A, AMT, 0.4%*, 5/1/2039, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	61,000,000	61,000,000
Series 2681, 144A, AMT, 0.46%*, 5/15/2018, LOC: JPMorgan Chase Bank	11,190,000	11,190,000
California, Wells Fargo Stage Trust, Series 72C, 144A, 0.28%*, 8/15/2039, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	21,500,000	21,500,000
Palo Alto, CA, General Obligation, Series R-11859, 144A, 0.26%*, 2/1/2018, LIQ: Citibank NA	3,120,000	3,120,000
		197,275,000
Colorado 3.5%
Colorado, Cornerstar Metropolitan District, Special Revenue, 0.66%*, 12/1/2037, LOC: Compass Bank	15,500,000	15,500,000
Colorado, Housing & Finance Authority, Single Family, "I", Series B-2, 144A, AMT, 0.8%*, 11/1/2026, SPA: Dexia Credit Local	18,350,000	18,350,000
Colorado, Lowry Economic Redevelopment Authority Revenue, Series A, 1.0%*, 12/1/2020, LOC: Compass Bank	5,000,000	5,000,000
Colorado Springs, CO, Utilities Revenue, Series A, 0.8%*, 11/1/2023, SPA: Dexia Credit Local	55,500,000	55,500,000
		94,350,000
Delaware 0.5%
Delaware, BB&T Municipal Trust, Series 5000, 144A, 0.34%*, 10/1/2028, LIQ: Rabobank Nederland, LOC: Rabobank International	13,020,062	13,020,062
Florida 7.2%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.31%*, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series 51G, 144A, AMT, 0.29%*, 6/1/2046, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	28,520,000	28,520,000
Florida, BB&T Municipal Trust:
Series 1010, 144A, 0.29%*, 1/15/2019, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	6,670,000	6,670,000
Series 1029, 0.34%*, 7/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,510,000	10,510,000
Series 1012, 144A, 0.34%*, 11/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	9,825,000	9,825,000
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.26%*, 7/15/2024, INS: Fannie Mae, LIQ: Fannie Mae	19,000,000	19,000,000
Florida, State Board of Public Education:
"A", 0.25%*, 6/1/2027, SPA: Citibank NA	5,840,000	5,840,000
Series 3834Z, 144A, 0.26%*, 12/1/2015, LIQ: JPMorgan Chase Bank	9,000,000	9,000,000
Highlands County, FL, Health Facilities Authority Revenue, Series II R-11564, 144A, 0.27%*, 11/15/2014, LIQ: Citibank NA	9,365,000	9,365,000
Hillsborough County, FL, Aviation Revenue, 0.27%, 5/12/2011	3,625,000	3,625,000
Hillsborough County, FL, Housing Finance Authority, Multi-Family Revenue, Hunt Club Apartments, 0.3%*, 8/15/2041, LOC: SunTrust Bank	5,445,000	5,445,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease, Series C, 0.23%*, 7/1/2030, INS: NATL, LOC: Wells Fargo Bank NA	33,040,000	33,040,000
Jacksonville, FL, Health Facilities Authority Hospital Revenue, Series A, 0.25%*, 8/15/2033, LOC: Bank of America NA	8,200,000	8,200,000
Lee County, FL, Industrial Development Authority, Health Care Facilities Revenue, Hope Hospice Project, 0.27%*, 10/1/2027, LOC: Northern Trust Co.	21,000,000	21,000,000
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.29%*, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
Pinellas County, FL, Educational Facilities Authority Revenue, Barry University Project, 0.31%*, 10/1/2037, LOC: Bank of America NA	9,005,000	9,005,000
Sarasota County, FL, Health Care Facilities Authority Revenue, Bay Village Project, 0.4%*, 12/1/2023, LOC: Bank of America NA	4,700,000	4,700,000
		191,935,000
Georgia 2.8%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.26%*, 8/1/2040, SPA: Royal Bank of Canada	65,200,000	65,200,000
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, Series C, 0.27%*, 10/1/2031, LOC: Branch Banking & Trust	8,580,000	8,580,000
		73,780,000
Hawaii 0.3%
Hawaii, Pacific Health Special Purpose Revenue, Series 6C, 144A, 0.29%*, 7/1/2040, LIQ: Wells Fargo Bank NA	8,820,000	8,820,000
Idaho 2.0%
Idaho, State Tax Anticipation Notes, 144A, 2.0%, 6/30/2011	52,000,000	52,135,343
Illinois 11.6%
Chicago, IL, Board of Education, Dedicated Revenues, Series A-2, 0.26%*, 3/1/2026, LOC: Northern Trust Co.	5,900,000	5,900,000
Chicago, IL, General Obligation, Series 2008-068, 144A, 1.01%*, 1/1/2022, INS: AGMC, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	11,480,000	11,480,000
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago:
Series 2008-051, 144A, 0.86%*, 12/1/2028, LIQ: Dexia Credit Local	5,360,000	5,360,000
Series 2008-052, 144A, 0.86%*, 12/1/2035, LIQ: Dexia Credit Local	25,110,000	25,110,000
Cook County, IL, Catholic Theological Union Project Revenue, 0.31%*, 2/1/2035, LOC: Harris Trust & Savings Bank	6,000,000	6,000,000
Illinois, BB&T Municipal Trust, Series 5001, 144A, 0.34%*, 6/1/2020, LIQ: Rabobank Nederland, LOC: Rabobank International	17,314,484	17,314,484
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.49%*, 8/1/2019, LOC: LaSalle Bank NA	1,765,000	1,765,000
Illinois, Education Facility Authority Revenue, Series N, 0.3%, 6/1/2011	74,465,000	74,465,000
Illinois, Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, 0.27%*, 4/1/2033, LOC: Northern Trust Co.	4,600,000	4,600,000
Illinois, Finance Authority Revenue, "A", 144A, 0.25%*, 12/1/2042, LIQ: Citibank NA	5,445,000	5,445,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 0.36%*, 11/1/2040, LOC: Sovereign Bank FSB	27,680,000	27,680,000
Illinois, Finance Authority Revenue, Northwestern University:
Series A, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	14,000,000	14,000,000
Series C, 0.43%, Mandatory Put 3/1/2012 @ 100, 12/1/2046	10,000,000	10,000,000
Illinois, Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., Series F, 144A, 0.25%*, 3/1/2017, LOC: JPMorgan Chase Bank	3,700,000	3,700,000
Illinois, State Toll Highway Authority Revenue, Senior Priority, Series A-2A, 0.29%*, 7/1/2030, LOC: Bank of Tokyo-Mitsubishi UFJ	15,000,000	15,000,000
Illinois, State Wells Fargo Stage Trust, Series 47C, 144A, 0.29%*, 12/1/2024, INS: AGMC, LIQ: Wells Fargo Bank NA	33,190,000	33,190,000
Illinois, University of Illinois Revenue, "A", 144A, 0.27%*, 4/1/2035, INS: NATL, LIQ: Citibank NA	14,300,000	14,300,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 0.54%*, 1/1/2015, LOC: Northern Trust Co.	6,500,000	6,500,000
Woodstock, IL, Multi-Family Housing Revenue, Willow Brooke Apartments, AMT, 0.29%*, 4/1/2042, LOC: Wells Fargo Bank NA	25,905,000	25,905,000
		307,714,484
Indiana 0.6%
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.36%*, 5/1/2036, LOC: Sovereign Bank FSB	6,155,000	6,155,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.36%*, 8/1/2036, LOC: Sovereign Bank FSB	9,245,000	9,245,000
		15,400,000
Iowa 0.6%
Iowa, Finance Authority, Multi-Family Revenue, Housing Windsor on River, Series A, AMT, 0.29%*, 5/1/2042, LOC: Wells Fargo Bank NA	17,000,000	17,000,000
Kansas 1.7%
Kansas, State Department of Transportation Highway Revenue, Series D, 0.37%*, 3/1/2012, LIQ: Dexia Credit Local	5,040,000	5,040,000
Kansas, State Development Finance Authority, Multi-Family Revenue, Oak Ridge Park II Project, Series X, AMT, 0.34%*, 12/1/2036, LOC: US Bank NA	3,650,000	3,650,000
Lenexa, KS, Revenue Bond, Series 2007-302, 144A, 0.38%*, 2/1/2012, LIQ: Bank of America NA	11,565,000	11,565,000
Wichita, KS, General Obligation, Series 240, 0.45%, 9/15/2011	23,800,000	23,800,000
		44,055,000
Kentucky 0.2%
Mason County, KY, Pollution Control Revenue, East Kentucky Power Corp., Inc., Series B-2, 0.85%*, 10/15/2014, SPA: National Rural Utilities Cooperative Finance Corp.	4,500,000	4,500,000
Louisiana 0.9%
Lake Charles, LA, Harbor & Terminal District Revenue, Lake Charles Cogeneration, 0.37%, Mandatory Put 5/31/2011 @ 100, 11/1/2040	20,000,000	20,000,000
Louisiana, Public Facilities Authority Revenue, C-Port LLC Project, Series C, 0.29%*, 10/1/2028, LOC: Bank of America NA	4,950,000	4,950,000
		24,950,000
Maine 0.4%
Maine, State Housing Authority Mortgage Purchase, Series B, AMT, 0.31%*, 11/15/2041, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland 0.8%
Baltimore, MD, Municipal Securities Trust Receipts, SGA 152, "A", 144A, 0.3%*, 7/1/2020, INS: NATL, LOC: Societe Generale	10,000,000	10,000,000
Montgomery County, MD, 0.26%, 5/12/2011	11,400,000	11,400,000
		21,400,000
Massachusetts 3.2%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.6%*, 3/1/2030, SPA: Dexia Credit Local	11,000,000	11,000,000
Massachusetts, Health & Education University Revenue, 0.26%, 7/8/2011	8,500,000	8,500,000
Massachusetts, Macon Trust, Series 2007-310, 144A, 0.38%*, 6/15/2012, LIQ: Bank of America NA, LOC: Bank of America NA	7,620,000	7,620,000
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.32%*, 6/1/2021, LOC: Comerica Bank	3,280,000	3,280,000
Massachusetts, State Development Finance Agency Revenue, Northfield Mount Hermon, 0.28%*, 10/1/2042, LOC: JPMorgan Chase Bank	4,700,000	4,700,000
Massachusetts, State Revenue Anticipation Notes, Series C, 2.0%, 6/23/2011	50,000,000	50,121,935
		85,221,935
Michigan 6.7%
BlackRock MuniYield Michigan Quality Fund, Inc., Series W-7-1446, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,000,000	15,000,000
Michigan, Finance Authority Revenue, State Aid Notes, Series D-3, 144A, 2.0%, 8/22/2011, LOC: Scotiabank	43,000,000	43,215,907
Michigan, RBC Municipal Products, Inc. Trust, Series L-25, 144A, AMT, 0.29%*, 9/1/2033, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	50,000,000	50,000,000
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group:
Series F-7, 0.35%*, 11/15/2047	11,200,000	11,200,000
Series F-6, 0.35%**, 11/15/2049	10,000,000	10,000,000
Series F-8, 0.35%**, 11/15/2049	5,000,000	5,000,000
Series F-2, 0.45%, Mandatory Put 3/1/2012 @ 100, 11/15/2047	35,000,000	35,000,000
Michigan, State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone Facility, 0.32%*, 1/1/2026, LOC: Bank of Tokyo-Mitsubishi UFJ	9,500,000	9,500,000
		178,915,907
Minnesota 0.3%
Coon Rapids, MN, Industrial Development Revenue, Kurt Manufacturing Project:
AMT, 0.29%*, 11/1/2027, LOC: US Bank NA	5,000,000	5,000,000
AMT, 0.44%*, 11/1/2017, LOC: US Bank NA	1,635,000	1,635,000
		6,635,000
Mississippi 0.9%
Mississippi, Redstone Partners Floaters/Residuals Trust:
Series C, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	9,350,000	9,350,000
Series B, AMT, 0.6%*, 12/1/2047, LIQ: Wells Fargo Bank NA, LOC: Wells Fargo Bank NA	5,696,368	5,696,368
Series A, AMT, 0.6%*, 4/1/2048, LOC: Wells Fargo Bank NA	9,500,000	9,500,000
		24,546,368
Missouri 0.9%
Missouri, State Development Finance Board, 0.3%, 5/24/2011	12,114,000	12,114,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, 0.2%*, 10/1/2035, LOC: Bank of America NA	5,765,000	5,765,000
Platte County, MO, Industrial Development Authority Revenue, Complete Home Concepts, Series A, AMT, 0.29%*, 1/1/2039, LOC: Columbian Bank	6,800,000	6,800,000
		24,679,000
Nebraska 0.4%
Washington County, NE, Wastewater & Solid Waste Disposal Facilities Revenue, Series 24C, 144A, AMT, 0.36%*, 4/1/2035, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	9,670,000	9,670,000
Nevada 0.5%
Nevada, Housing Division, Single Family Mortgage Revenue:
Series B, AMT, 0.32%*, 4/1/2042, INS: Fannie Mae, Freddie Mac & Ginnie Mae, SPA: JPMorgan Chase Bank	8,000,000	8,000,000
Series A, AMT, 0.42%*, 10/1/2039, INS: Fannie Mae, Freddie Mac & Ginnie Mae	4,700,000	4,700,000
		12,700,000
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.27%*, 12/1/2034, LOC: Citizens Bank of NH	4,600,000	4,600,000
New Jersey 0.7%
BlackRock MuniYield New Jersey Quality Fund, Inc., Series W-7-1022, AMT, 0.51%**, 5/1/2041, LIQ: Citibank NA	15,200,000	15,200,000
New Jersey, Economic Development Authority, Industrial Development Revenue, CST-Products LLC Project, AMT, 0.43%*, 4/1/2026, LOC: National Bank of Canada	2,600,000	2,600,000
		17,800,000
New Mexico 2.7%
New Mexico, State Tax & Revenue Anticipation Notes:
1.5%, 6/30/2011	25,000,000	25,049,099
2.0%, 6/30/2011	25,000,000	25,069,593
Santa Fe, NM, Gross Receipts Tax Revenue, Wastewater Systems, Series B, 0.28%*, 6/1/2022, LOC: BNP Paribas	15,900,000	15,900,000
University of New Mexico, Systems Improvement Revenues, 0.27%*, 6/1/2026, SPA: JPMorgan Chase Bank	5,820,000	5,820,000
		71,838,692
New York 7.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.35%*, 7/1/2037, INS: NATL, LOC: Bank of America NA	9,820,000	9,820,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.4%*, 10/1/2045, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	23,775,000	23,775,000
Monroe County, NY, Industrial Development Corp. Revenue, St. Ann's Home Aged Project, 0.26%*, 12/1/2040, LOC: HSBC Bank USA NA	6,105,000	6,105,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.28%*, 12/1/2033, LIQ: The Goldman Sachs & Co., LOC: The Goldman Sachs & Co.	29,995,000	29,995,000
New York, Liberty Development Corp., World Trade Center, Series A-2, 144A, 0.35%, Mandatory Put 2/1/2012 @ 100, 12/1/2049	11,000,000	11,000,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc., Series A-3, 144A, 0.27%*, 5/1/2039, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue:
Series 135, AMT, 0.5%*, 4/1/2037, SPA: Dexia Credit Local	5,500,000	5,500,000
Series 157, 0.75%*, 4/1/2047, SPA: Dexia Credit Local	11,200,000	11,200,000
New York, Wells Fargo Stage Trust, Series 4C, 144A, 0.29%*, 9/1/2040, LIQ: Wells Fargo Bank NA	11,540,000	11,540,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series F-2, 0.26%*, 6/15/2033, SPA: JPMorgan Chase Bank	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority Revenue, Series 3866, 144A, 0.27%*, 8/1/2011, LIQ: JPMorgan Chase & Co.	60,000,000	60,000,000
Oyster Bay, NY, Bond Anticipation Notes, 2.0%, 3/9/2012	21,800,000	22,089,387
		211,024,387
North Carolina 4.6%
Cleveland County, NC, Industrial Facilities & Pollution Control Financing Authority, Curtiss-Wright Flight Systems, AMT, 0.35%*, 11/1/2023, LOC: Bank of America NA	8,400,000	8,400,000
North Carolina, BB&T Municipal Trust:
Series 1027, 144A, 0.34%*, 3/1/2016, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,725,000	10,725,000
Series 1032, 0.34%*, 1/7/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	11,625,000	11,625,000
Series 1008, 144A, 0.34%*, 3/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,865,000	5,865,000
Series 1011, 144A, 0.34%*, 4/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	7,520,000	7,520,000
Series 1024, 144A, 0.34%*, 5/31/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	4,860,000	4,860,000
Series 1009, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	17,075,000	17,075,000
Series 1025, 144A, 0.34%*, 6/1/2024, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	10,800,000	10,800,000
North Carolina, Capital Educational Facilities Finance Agency Revenue, High Point University Project, 0.29%*, 12/1/2028, LOC: Branch Banking & Trust	5,555,000	5,555,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Campbell University, 0.29%*, 10/1/2034, LOC: Branch Banking & Trust	5,845,000	5,845,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 0.29%*, 8/1/2030, LOC: Branch Banking & Trust	7,200,000	7,200,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage Deerfield, Series B, 0.29%*, 11/1/2038, LOC: Branch Banking & Trust	10,035,000	10,035,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., 0.24%*, 11/1/2035, LOC: Credit Industrial et Commercial	16,625,000	16,625,000
		122,130,000
Ohio 0.6%
Ohio, Clipper Tax-Exempt Certificate Trust, Certificate of Participation, Series 2009-28, 144A, AMT, 0.38%*, 3/1/2035, LIQ: State Street Bank & Trust Co.	2,460,000	2,460,000
Ohio, Redstone Partners Floaters/Residuals Trust, Housing Finance Authority:
Series C, 144A, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	9,780,000	9,780,000
Series D, 144A, AMT, 0.44%*, 6/1/2048, LOC: Wachovia Bank NA	4,340,000	4,340,000
		16,580,000
Oregon 6.2%
Oregon, State Tax Anticipation Notes, Series A, 144A, 2.0%, 6/30/2011	152,000,000	152,400,629
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project:
0.29%*, 5/1/2034, LOC: Bank of America NA	8,515,000	8,515,000
0.29%*, 5/1/2037, LOC: Bank of America NA	5,385,000	5,385,000
		166,300,629
Other 1.3%
BlackRock Municipal Intermediate Duration Fund, Inc., Series W-7-2871, 144A, AMT, 0.51%**, 3/1/2041, LIQ: JPMorgan Chase Bank	35,600,000	35,600,000
Pennsylvania 1.3%
Adams County, PA, Industrial Development Authority Revenue, Brethren Home Community Project, 0.3%*, 6/1/2032, LOC: PNC Bank NA	7,180,000	7,180,000
Allegheny County, PA, RBC Municipal Products, Inc. Trust Certificates, Series E-16, 144A, 0.27%*, 4/15/2039, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	22,490,000	22,490,000
Beaver County, PA, Industrial Development Authority, Pollution Control Revenue, FirstEnergy Generation Corp., 0.22%*, 4/1/2041, LOC: UBS AG	5,700,000	5,700,000
		35,370,000
Puerto Rico 0.2%
Puerto Rico, Commonwealth Highway & Transportation Authority Revenue, Series DCL 019, 144A, 0.9%*, 1/1/2029, INS: AGMC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local	6,000,000	6,000,000
South Carolina 0.4%
South Carolina, BB&T Municipal Trust, Series 1013, 144A, 0.34%*, 1/1/2020, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust	5,755,000	5,755,000
South Carolina, Jobs Economic Development Authority Revenue, Goodwill Industries of Upper South Carolina, Inc. Project, 0.29%*, 9/1/2028, LOC: Branch Banking & Trust	6,105,000	6,105,000
		11,860,000
Tennessee 0.4%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-B, 0.29%*, 6/1/2042, LOC: Branch Banking & Trust	9,300,000	9,300,000
Texas 11.0%
Atascosa County, TX, Industrial Development Corp., Pollution Control Revenue, San Miguel Electric Cooperative, Inc., 0.4%*, 6/30/2020, GTY: National Rural Utilities Cooperative Finance Corp., SPA: National Rural Utilities Cooperative Finance Corp.	44,200,000	44,200,000
East Texas, Housing Finance, Redstone Partners Floaters/Residuals Trust, Series D, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	7,930,000	7,930,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital Systems, Series D-3, 0.27%*, 6/1/2029, LOC: Bank of America NA	14,900,000	14,900,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, Series B, 0.24%*, 11/15/2047, LOC: Northern Trust Co.	8,100,000	8,100,000
Katy, TX, Independent School Building District, 0.27%*, 8/15/2033, SPA: Bank of America NA	8,300,000	8,300,000
North East, TX, Independent School District, Series 002, 144A, 0.65%*, 2/1/2029, LIQ: Dexia Credit Local	11,325,000	11,325,000
Tarrant County, TX, Redstone Partners Floaters/Residuals Trust, Series A, 144A, AMT, 0.44%*, 12/1/2047, LOC: Wachovia Bank NA	12,190,000	12,190,000
Texas, Department of Housing, Series 2008-3022X, 144A, AMT, 0.4%*, 9/1/2032, INS: Fannie Mae, Freddie Mac & Ginnie Mae, LIQ: Bank of America NA	4,980,000	4,980,000
Texas, North East Independent School District, "A", 144A, 0.26%*, 8/1/2037, LIQ: Citibank NA	8,935,000	8,935,000
Texas, RBC Municipal Products, Inc. Trust, Series L-46, 144A, AMT, 0.29%*, 12/1/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	52,995,000	52,995,000
Texas, State General Obligation, "A", 144A, 0.26%*, 4/1/2029, LIQ: Citibank NA	8,685,000	8,685,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.27%*, 8/31/2011, LIQ: JPMorgan Chase & Co.	29,500,000	29,500,000
Series 3813, 144A, 0.3%*, 8/31/2011, LIQ: JPMorgan Chase Bank	38,000,000	38,000,000
2.0%, 8/31/2011	25,000,000	25,135,681
Texas A&M University Revenue, 144A, 0.26%*, 5/15/2018, LIQ: Citibank NA	2,800,000	2,800,000
Texas City, TX, Industrial Development Corp. Revenue, Del Papa Realty Holdings, 0.28%*, 1/1/2051, LOC: Bank of America NA	10,300,000	10,300,000
Weslaco, TX, Health Facilities Development, Knapp Medical Center, Series A, 0.91%*, 6/1/2038, LOC: Compass Bank	4,625,000	4,625,000
		292,900,681
Vermont 0.2%
Vermont, Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Series A, 0.24%*, 12/1/2030, LOC: TD Bank NA	4,070,000	4,070,000
Virginia 1.2%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Series A, AMT, 0.31%*, 8/1/2047, INS: Freddie Mac, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, AMT, 0.31%*, 7/15/2050, LIQ: Freddie Mac	19,085,000	19,085,000
Virginia, RBC Municipal Products, Inc. Trust, Series C-2, 144A, AMT, 0.38%*, 1/1/2014, LOC: Royal Bank of Canada, SPA: Royal Bank of Canada	9,050,000	9,050,000
		31,135,000
Washington 1.3%
University of Washington, 0.28%, 5/10/2011	23,000,000	23,000,000
Washington, State Health Care Facilities Authority, Swedish Health Services, Series C, 0.25%*, 11/15/2046, LOC: Citibank NA	3,900,000	3,900,000
Washington, State Higher Education Facilities Authority Revenue, Seattle University Project, Series A, 0.27%*, 5/1/2028, LOC: US Bank NA	8,545,000	8,545,000
		35,445,000
West Virginia 3.2%
Cabell County, WV, University Facilities Revenue, Provident Group Marshall Properties, Series A, 0.27%*, 7/1/2039, LOC: Bank of America NA	20,000,000	20,000,000
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.4%*, 7/1/2017, LOC: Dexia Credit Local	65,000,000	65,000,000
		85,000,000
Wisconsin 0.6%
Plymouth, WI, Industrial Development Revenue, Masters Gallery Foods, Series A, AMT, 0.45%*, 5/1/2038, LOC: Wells Fargo Bank NA	5,300,000	5,300,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc., Series B, 0.3%*, 2/1/2034, LOC: Chase Manhattan Bank	11,225,000	11,225,000
		16,525,000
Wyoming 0.6%
Sweetwater County, WY, 0.3%, 6/10/2011	14,775,000	14,775,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,655,195,212)+	99.8	2,655,195,212
Other Assets and Liabilities, Net	0.2	6,012,980
Net Assets	100.0	2,661,208,192

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2011.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,655,195,212.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FSB: Federal Savings Bank

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Most securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$2,655,195,212	$—	$2,655,195,212
Total	$—	$2,655,195,212	$—	$2,655,195,212

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended April 30, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011
Assets	Tax-Exempt Portfolio
Investments: Investments in securities, valued at amortized cost	$2,655,195,212
Receivable for investments sold	4,620,000
Receivable for Fund shares sold	934,515
Interest receivable	7,077,878
Due from Advisor	4,095
Other assets	105,818
Total assets	2,667,937,518
Liabilities
Cash overdraft	4,581,713
Payable for Fund shares redeemed	918,070
Distributions payable	62,767
Accrued management fee	133,641
Other accrued expenses and payables	1,033,135
Total liabilities	6,729,326
Net assets, at value	$2,661,208,192
Net Assets Consist of
Undistributed net investment income	676,116
Paid-in capital	2,660,532,076
Net assets, at value	$2,661,208,192

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (continued)
Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares Net Asset Value, offering and redemption price per share ($10,598,969 ÷ 10,595,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Davidson Cash Equivalent Shares Net Asset Value, offering and redemption price per share ($75,044,850 ÷ 75,020,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Cash Institutional Shares Net Asset Value, offering and redemption price per share ($1,492,310,747 ÷ 1,491,819,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Exempt Money Fund Net Asset Value, offering and redemption price per share ($366,030,472 ÷ 365,909,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Tax-Free Money Fund Class S Net Asset Value, offering and redemption price per share ($124,763,547 ÷ 124,722,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Service Shares Net Asset Value, offering and redemption price per share ($81,988,417 ÷ 81,961,452 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Exempt Cash Managed Shares Net Asset Value, offering and redemption price per share ($127,448,310 ÷ 127,406,394 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Tax-Free Investment Class Net Asset Value, offering and redemption price per share ($383,022,880 ÷ 382,896,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended April 30, 2011
Investment Income	Tax-Exempt Portfolio
Income: Interest	$12,045,887
Expenses: Management fee	1,955,813
Administration fee	3,350,131
Services to shareholders	1,364,156
Custodian fee	68,016
Distribution and service fees	2,569,390
Professional fees	150,070
Trustees' fees and expenses	102,796
Reports to shareholders	197,069
Registration fees	179,038
Other	177,139
Total expenses before expense reductions	10,113,618
Expense reductions	(2,277,709)
Total expenses after expense reductions	7,835,909
Net investment income	4,209,978
Net realized gain (loss) from investments	26,953
Net increase (decrease) in net assets resulting from operations	$4,236,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Years Ended April 30,
	2011	2010
Operations: Net investment income	$4,209,978	$6,786,569
Net realized gain (loss)	26,953	42,867
Net increase in net assets resulting from operations	4,236,931	6,829,436
Distributions to shareholders from: Net investment income: Capital Assets Funds Shares	(1,440)	(2,046)
Davidson Cash Equivalent Shares	(8,101)	(9,092)
DWS Tax-Exempt Cash Institutional Shares	(3,424,889)	(5,359,767)
DWS Tax-Exempt Money Fund	(551,022)	(1,068,021)
DWS Tax-Free Money Fund Class S	(156,176)	(283,931)
Premier Money Market Shares	(1,265)	(24,737)
Service Shares	(7,236)	(5,804)
Tax-Exempt Cash Managed Shares	(18,703)	(160,260)
Tax-Free Investment Class	(41,260)	(198,503)
Net realized gains: Capital Assets Funds Shares	—	(597)
Davidson Cash Equivalent Shares	—	(2,251)
DWS Tax-Exempt Cash Institutional Shares	—	(74,322)
DWS Tax-Exempt Money Fund	—	(13,853)
DWS Tax-Free Money Fund Class S	—	(4,326)
Premier Money Market Shares	—	(782)
Service Shares	—	(1,849)
Tax-Exempt Cash Managed Shares	—	(7,679)
Tax-Free Investment Class	—	(14,341)
Total distributions	(4,210,092)	(7,232,161)
Fund share transactions: Proceeds from shares sold	9,995,553,494	11,211,632,894
Reinvestment of distributions	2,851,124	5,434,005
Cost of shares redeemed	(10,411,552,190)	(11,989,083,579)
Net increase (decrease) in net assets from Fund share transactions	(413,147,572)	(772,016,680)
Increase (decrease) in net assets	(413,120,733)	(772,419,405)
Net assets at beginning of period	3,074,328,925	3,846,748,330
Net assets at end of period (including undistributed net investment income of $676,116 and $649,277, respectively)	$2,661,208,192	$3,074,328,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Tax-Exempt Portfolio Tax-Free Investment Class
Years Ended April 30,	2011		2010		2009	2008		2007	a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.011	.027		.004
Net realized and unrealized gain (loss)	.000	***	.000	***	.000 ***	.000	***	(.000	)***
Total from investment operations	.000	***	.000	***	.011	.027		.004
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.011)	(.027)		(.004)
Net realized gains	—		(.000	)***	—	—		—
Total distributions	(.000	)***	(.000	)***	(.011)	(.027)		(.004)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)	.01	b	.04	b	1.15	2.78	b	.37	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383		407		570	572		526
Ratio of expenses before expense reductions (%)	.61		.62		.63	.62		.59	*
Ratio of expenses after expense reductions (%)	.35		.45		.63	.61		.59	*
Ratio of net investment income (%)	.01		.02		1.16	2.71		3.13	*
a For the period from March 19, 2007 (commencement of operations) to April 30, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Trust offers three funds: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. These financial statements report on Tax-Exempt Portfolio (the "Fund").

Tax-Exempt Portfolio offers eight classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares and Tax-Free Investment Class. The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

The financial highlights for all classes of shares, other than Tax-Free Investment Class, are provided separately and are available upon request.

The Fund's investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of the Fund, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At April 30, 2011, the Fund's components of distributable earnings on a tax basis are as follows:
Undistributed tax-exempt income*	$738,883

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended April 30,
	2011	2010
Distributions from tax-exempt income	$4,210,092	$7,201,436
Distributions from long-term capital gains	$—	$30,725

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned pro rata on the basis of relative net assets among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

In addition, the Fund pays a monthly management fee based on the combined average daily net assets of the three Funds and allocated to the Fund based on its relative net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Funds' combined average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from May 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Tax-Free Investment Class to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.72%.

The Advisor also has agreed to maintain expenses of certain other classes of the Trust. These rates are disclosed in the respective share classes' annual reports that are provided separately and are available upon request.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Tax-Free Investment Class shares.

Accordingly, for the year ended April 30, 2011, the Fund incurred a management fee equivalent to the following annual effective rate of the Fund's average daily net assets:
Annual Effective Rate
Tax-Exempt Portfolio	.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2011, the Administration Fee was as follows:
	Administration Fee	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$3,350,131	$226,253

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Tax-Exempt Portfolio:	Total Aggregated	Waived	Unpaid at April 30, 2011
Capital Assets Funds Shares	$35,969	$12,532	$5,364
Davidson Cash Equivalent Shares	121,647	—	41,015
DWS Tax-Exempt Cash Institutional Shares	196,624	—	61,668
DWS Tax-Exempt Money Fund	134,008	—	39,976
DWS Tax-Free Money Fund Class S	68,702	—	25,134
Premier Money Market Shares	31,484	6,558	—
Service Shares	182,607	72,945	41,130
Tax-Exempt Cash Managed Shares	77,147	—	33,219
Tax-Free Investment Class	444,553	—	153,350
	$1,292,741	$92,035	$400,856

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee"), calculated as a percentage of average daily net assets for the shares listed in the following table.

For the year ended April 30, 2011, the Distribution Fee was as follows:
Tax-Exempt Portfolio:	Distribution Fee	Waived	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$47,479	$47,479	.00%	.33%
Davidson Cash Equivalent Shares	243,294	243,294	.00%	.30%
Premier Money Market Shares	31,713	31,713	.00%	.25%
Service Shares	434,433	434,433	.00%	.60%
Tax-Free Investment Class	1,032,179	1,032,179	.00%	.25%
	$1,789,098	$1,789,098

In addition, DIDI provides information and administrative services for a fee ("Service Fee") for the shares listed in the following table. A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2011, the Service Fee was as follows:
Tax-Exempt Portfolio:	Service Fee	Waived	Unpaid at April 30, 2011	Annual Effective Rate	Contractual Rate (Up To)
Capital Assets Funds Shares	$35,969	$35,969	$—	.00%	.25%
Davidson Cash Equivalent Shares	202,745	194,185	—	.01%	.25%
Premier Money Market Shares	31,713	31,713	—	.00%	.25%
Tax-Exempt Cash Managed Shares	220,855	61,372	10,827	.11%	.15%
Tax-Free Investment Class	289,010	73,337	22,721	.05%	.07%
	$780,292	$396,576	$33,548

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated	Unpaid at April 30, 2011
Tax-Exempt Portfolio	$105,603	$41,114

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2011, there were two shareholder accounts that held approximately 13% and 11%, respectively, of the outstanding shares of the Tax-Exempt Portfolio.

4. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Tax-Exempt Portfolio
	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares	37,505,008	$37,505,008	49,394,797	$49,394,797
Davidson Cash Equivalent Shares	108,372,167	108,372,167	140,991,927	140,991,927
DWS Tax-Exempt Cash Institutional Shares	8,705,410,264	8,705,410,264	9,545,076,388	9,545,076,388
DWS Tax-Exempt Money Fund	234,765,709	234,765,709	183,055,619	183,055,619
DWS Tax-Free Money Fund Class S	40,065,751	40,065,751	39,784,180	39,784,180
Premier Money Market Shares*	17,963,464	17,963,464	109,396,548	109,396,548
Service Shares	171,592,837	171,592,837	277,971,196	277,971,196
Tax-Exempt Cash Managed Shares	270,920,971	270,920,971	471,983,176	471,983,176
Tax-Free Investment Class	408,957,323	408,957,323	393,979,063	393,979,063
		$9,995,553,494		$11,211,632,894
Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares	1,433	$1,433	2,653	$2,653
Davidson Cash Equivalent Shares	8,078	8,078	11,387	11,387
DWS Tax-Exempt Cash Institutional Shares	2,103,424	2,103,424	3,842,512	3,842,512
DWS Tax-Exempt Money Fund	541,218	541,218	1,065,790	1,065,790
DWS Tax-Free Money Fund Class S	147,957	147,957	270,634	270,634
Premier Money Market Shares*	1,023	1,023	23,773	23,773
Service Shares	7,238	7,238	7,673	7,673
Tax-Exempt Cash Managed Shares	84	84	886	886
Tax-Free Investment Class	40,669	40,669	208,697	208,697
		$2,851,124		$5,434,005
Shares redeemed
Capital Assets Funds Shares	(44,799,949)	$ (44,799,949)	(57,387,875)	$(57,387,875)
Davidson Cash Equivalent Shares	(113,236,507)	(113,236,507)	(128,403,019)	(128,403,019)
DWS Tax-Exempt Cash Institutional Shares	(8,940,648,532)	(8,940,648,532)	(9,593,718,982)	(9,593,718,982)
DWS Tax-Exempt Money Fund	(297,512,567)	(297,512,567)	(258,965,066)	(258,965,066)
DWS Tax-Free Money Fund Class S	(55,821,788)	(55,821,788)	(63,795,223)	(63,795,223)
Premier Money Market Shares*	(47,338,154)	(47,338,154)	(571,302,157)	(571,302,157)
Service Shares	(126,254,371)	(126,254,371)	(303,098,913)	(303,098,913)
Tax-Exempt Cash Managed Shares	(352,406,232)	(352,406,232)	(455,851,093)	(455,851,093)
Tax-Free Investment Class	(433,534,090)	(433,534,090)	(556,561,251)	(556,561,251)
		$(10,411,552,190)		$(11,989,083,579)
Net increase (decrease)
Capital Assets Funds Shares	(7,293,508)	(7,293,508)	(7,990,425)	$(7,990,425)
Davidson Cash Equivalent Shares	(4,856,262)	(4,856,262)	12,600,295	12,600,295
DWS Tax-Exempt Cash Institutional Shares	(233,134,844)	(233,134,844)	(44,800,082)	(44,800,082)
DWS Tax-Exempt Money Fund	(62,205,640)	(62,205,640)	(74,843,657)	(74,843,657)
DWS Tax-Free Money Fund Class S	(15,608,080)	(15,608,080)	(23,740,409)	(23,740,409)
Premier Money Market Shares*	(29,373,667)	(29,373,667)	(461,881,836)	(461,881,836)
Service Shares	45,345,704	45,345,704	(25,120,044)	(25,120,044)
Tax-Exempt Cash Managed Shares	(81,485,177)	(81,485,177)	16,132,969	16,132,969
Tax-Free Investment Class	(24,536,098)	(24,536,098)	(162,373,491)	(162,373,491)
		$(413,147,572)		$(772,016,680)

* The Premier Money Market Shares class was liquidated on September 27, 2010 and is no longer offered.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities of the Tax-Exempt Portfolio (the "Portfolio"), one of the portfolios constituting Cash Account Trust (the "Trust"), including the investment portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Portfolio of Cash Account Trust at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2011

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended April 30, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9,10 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

10 Appointed May 17, 2011, effective June 1, 2011.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH ACCOUNT TRUST- MONEY MARKET PORTFOLIO
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$92,125	$0	$8,011	$0
2010	$89,269	$0	$10,167	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$315,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$8,011	$285,550	$586,510	$880,071
2010	$10,167	$315,930	$625,859	$951,956

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.
First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.
Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

CASH ACCOUNT TRUST- GOVERNMENT & AGENCY SECURITIES PORTFOLIO
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$91,124	$0	$9,012	$0
2010	$90,290	$0	$11,334	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$315,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$9,012	$285,550	$586,510	$881,072
2010	$11,334	$315,930	$625,859	$953,123

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.
First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.
Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

CASH ACCOUNT TRUST- TAX EXEMPT PORTFOLIO
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$94,279	$0	$8,198	$0
2010	$82,898	$0	$9,612	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$315,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$8,198	$285,550	$586,510	$880,258
2010	$9,612	$315,930	$625,859	$951,401

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.
First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.
Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 28, 2011